As filed with the Securities and Exchange Commission on March 26, 2009
Securities Act File No. 333-157207
Investment Company Act File No.  811-21729

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

       ☒  Pre-Effective Amendment No.    1
  ☐   Post-Effective Amendment No.  ___
(Check appropriate box or boxes)

BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST
(Exact name of registrant as specified in charter)

100 Bellevue Parkway
Wilmington, Delaware  19809
(Address of Principal Executive Offices)
Telephone Number:  (800) 882-0052
(Area Code and Telephone Number)

Donald C. Burke
President and Chief Executive Officer
BlackRock Global Opportunities Equity Trust
800 Scudders Mill Road
Plainsboro, New Jersey  08536
(Name and Address of Agent for Service)
_____________
Copies to:
Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, NY 10036-6522	Howard B. Surloff, Esq. BlackRock Advisors, LLC 40 East 52nd Street New York, NY 10022

Approximate Date of Proposed Offering:  As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price per Unit (1)(2)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common shares, $0.001 par value	67,370,000 shares	$15.00	$1,010,550,000.00	$56,388.69 (3)
(1)           Estimated solely for the purpose of calculating the registration fee.
(2)           Net asset value per share or common stock on March 20, 2009.
(3)           Includes fee of $39.30 previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.
Letter to Shareholders of BlackRock Global Equity Income Trust ("BFD"), BlackRock World Investment Trust ("BWC") and BlackRock Global Opportunities Equity Trust ("BOE"), each a registered investment company and statutory trust organized under the laws of the State of Delaware.

2.	Questions and Answers to Shareholders of BFD, BWC and BOE.

3.	Notice of Joint Special Meeting of Shareholders of BFD, BWC and BOE.

4.	Joint Proxy Statement/Prospectus for BFD, BWC and BOE.

5.	Reorganization Statement of Additional Information regarding the proposed Reorganizations of BFD and BWC into BOE.

6.	Part C: Other Information.

7.	Exhibits.

BLACKROCK GLOBAL EQUITY INCOME TRUST
BLACKROCK WORLD INVESTMENT TRUST
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST
100 Bellevue Parkway
Wilmington, Delaware  19809
(800) 882-0052

March 30, 2009
Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the "Special Meeting") of BlackRock Global Equity Income Trust ("BFD"), BlackRock World Investment Trust ("BWC") and BlackRock Global Opportunities Equity Trust ("BOE"), each a Delaware statutory trust, to be held on Tuesday, May 5, 2009.  Before the Special Meeting, I would like to provide you with additional background and ask for your vote on important proposals affecting BFD, BWC and BOE.

The proposals you will be asked to consider at the Special Meeting, as described in the enclosed Joint Proxy Statement/Prospectus, are the proposed reorganizations (each, a "Reorganization" and, collectively, the "Reorganizations") of BFD and BWC into BOE, a fund with an investment objective and investment policies similar, but not identical, to those of BFD and BWC, and the issuance of additional common shares of BOE (the "Issuance").

The Board of Trustees of each fund believes the Reorganizations and Issuance are in the best interests of BFD, BWC and BOE and their shareholders, and unanimously recommend that you vote "FOR" the proposed Reorganizations and Issuance, as applicable.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully.  As a shareholder, your vote is important, and we hope that you will respond today to ensure that your common shares will be represented at the Special Meeting.  You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your common shares over the phone.

As always, we appreciate your support.

Sincerely,
Donald C. Burke President and Chief Executive Officer of BlackRock Global Equity Income Trust BlackRock World Investment Trust BlackRock Global Opportunities Equity Trust

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your common shares to be voted, your common shares will be voted "For" the Reorganizations and Issuance, as applicable.  If your common shares are held through a broker, you must provide voting instructions to your broker about how to vote your common shares in order for your broker to vote your common shares at the Special Meeting.

March 30, 2009

IMPORTANT NOTICE
TO SHAREHOLDERS OF
BLACKROCK GLOBAL EQUITY INCOME TRUST
BLACKROCK WORLD INVESTMENT TRUST
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST

QUESTIONS & ANSWERS

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

Q:  Why is a shareholder meeting being held?

A:  Shareholders of BlackRock Global Equity Income Trust ("BFD") and BlackRock World Investment Trust ("BWC"):  You are being asked to vote on a reorganization (each, a "Reorganization" and, collectively, the "Reorganizations") of BFD and BWC (each such fund being referred to herein as a "Target Fund" and together as the "Target Funds") into BlackRock Global Opportunities Equity Trust ("BOE" or the "Acquiring Fund" and, together with BFD and BWC, each a "Fund" and, collectively, the "Funds"), a closed-end fund that pursues an investment objective and has investment policies that are similar, but not identical, to those of BFD and BWC and has the same investment adviser as BFD and BWC.

Shareholders of BlackRock Global Opportunities Equity Trust:  You are being asked to vote on the issuance of additional common shares of the Acquiring Fund in connection with each Reorganization.

Q:  Why is each Reorganization being recommended?

A:  The Boards of Trustees of the Funds have determined that the Reorganizations will benefit the common shareholders of each of the Target Funds and the Acquiring Fund.  As a result of the Reorganizations, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base.  The anticipated reduced annual operating expense ratio as a result of the Reorganizations ranges from 0.07% of total annual expenses for the Acquiring Fund if both Reorganizations are approved to 0.01% of total annual expenses of BWC if only the Reorganization of BWC into BOE is approved.  If the Reorganizations are not approved, the investment adviser anticipates that it would recommend to the Board of Trustees of BFD that it substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with its dividend.

The investment objectives of BFD and the Acquiring Fund are the same and the investment objectives of  BWC and the Acquiring Fund are substantially the same, but not identical.  The investment objective of each of BFD and the Acquiring Fund is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The investment objective of BWC is primarily to seek current income, dividends and gains, with a secondary objective of long-term capital appreciation.  The Funds' investment objectives are not a fundamental policy and may be changed without prior shareholder approval.  As of the date of the Special Meeting, each Fund will seek to achieve its investment objective by investing primarily in equity securities issued by companies located in countries throughout the world and may use an option writing strategy to enhance current gains that will generally focus on individual common stocks.  The Funds have the same investment adviser.

v

Q:  How will the Reorganizations be effected?

A:  Assuming Target Fund shareholders approve the Reorganizations of the Target Funds and shareholders of the Acquiring Fund approve the issuance of additional common shares of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund, and the Target Funds will dissolve.

Shareholders of the Target Funds:  You will become a shareholder of the Acquiring Fund.  You will receive newly-issued common shares of the Acquiring Fund, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the particular Target Fund you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares).

Shareholders of the Acquiring Fund:  You will remain a shareholder of the Acquiring Fund.

Q:  At what prices have common shares of the Target Funds and the Acquiring Fund historically traded?

A:  The common shares of BFD have in the past generally traded at a greater discount to net asset value than the common shares of the Acquiring Fund and the common shares of BWC have generally traded at a similar discount to net asset value to the common shares of the Acquiring Fund.  However, as of February 27, 2009, the common shares of BWC traded at a greater discount to net asset value than the common shares of the Acquiring Fund and the common shares of BFD traded at a greater discount than both the Acquiring Fund and BWC.  Prior to April 13, 2009, BFD had a policy of seeking to achieve its investment objective by investing primarily in a diversified portfolio of domestic and foreign common stocks that pay dividends and writing (selling) index call options with respect to a portion of its common stock portfolio.  On April 13, 2009, BFD will change its investment policies and begin seeking to achieve its investment objective by investing primarily in equity securities issued by companies located throughout the world with no emphasis on their dividend rate and writing (selling) options that generally focus on individual common stocks instead of indices.  Accordingly, discount information for the period prior to April 13, 2009 may not reflect BFD's market price and discount history had BFD employed its revised investment policies during that period.  In addition, as noted above, if BFD is not reorganized into the Acquiring Fund, the investment adviser anticipates that it would recommend to BFD's Board of Trustees that the dividend rate for BFD be reduced substantially, which may cause the common shares of BFD to trade at a greater discount to net asset value than they historically have traded.  There can be no assurance that, after the Reorganizations, common shares of the combined fund will trade at, above or below net asset value. In the Reorganizations, shareholders of BFD and BWC will receive common shares of the Acquiring Fund based on the relative net asset values, not the market values, of each respective Fund's common shares.  The market value of the common shares of the combined fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

Q:  Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:  You will pay no sales loads or commissions in connection with the Reorganizations.  However, regardless of whether the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on a pro-rata allocation as appropriate.  Such costs are estimated to be $979,765 in the aggregate, of which $251,824 is attributable to BOE, $342,824 is attributable to BFD and $385,117 is attributable to BWC.

Q:  Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:  Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  If a Reorganization so qualifies, in general, shareholders of the respective Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares solely for Acquiring Fund Common Shares pursuant to the Reorganization.  Additionally, such a Target Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the transfer of all of its assets and liabilities in exchange for the Acquiring Fund Common Shares or as a result of their dissolution.  Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to either Reorganization.

Prior to the closing date of the transactions with respect to the Reorganizations (the "Closing Date"), each of the Target Funds may declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund's shareholders all of the respective Target Fund's investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date.  Such distributions will be taxable to the Target Fund shareholders.

Q:  What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Fund do approve its Reorganization?

A:  An unfavorable vote on a proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of a Reorganization by the other Target Fund, if such Reorganization is approved by the shareholders of the other Target Fund and the issuance of additional common shares is approved by the shareholders of the Acquiring Fund with respect to the other Target Fund.  However, if the Reorganization of BFD is not approved, the investment adviser anticipates that it would recommend to the Board of Trustees of BFD that BFD substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

Q:  What happens if shareholders of the Acquiring Fund do not approve the issuance of additional common shares in connection with the Reorganization of one Target Fund but do approve the issuance of additional common shares in connection with the Reorganization of the other Target Fund?

A:  An unfavorable vote by shareholders of the Acquiring Fund on the issuance of additional common shares in connection with the Reorganization of one Target Fund will not affect the implementation of a Reorganization by the other Target Fund, if such Reorganization is approved by the shareholders of the other Target Fund and the issuance of additional common shares is approved by the shareholders of the Acquiring Fund with respect to the other Target Fund.  However, if the Reorganization of BFD is not approved, the investment adviser anticipates that it would recommend to the Board of Trustees of BFD that it substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

Q:  Why is the vote of common shareholders of the Acquiring Fund being solicited?

A:  Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's common shareholders to approve the issuance of additional common shares in connection with the Reorganizations.  If the issuance of additional common shares of the Acquiring Fund is not approved, none of the Reorganizations will occur.

Q:  How does the Board of Trustees of my Fund suggest that I vote?

A:  After careful consideration, the Board of Trustees of your Fund recommends that you vote "FOR" each of the items proposed for your Fund.

Q:  How do I vote my proxy?

A:  You may cast your vote by mail, phone, Internet or in person at the Special Meeting.  To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.  If you choose to vote by phone or Internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus.  To vote by phone or Internet, you will need the "control number" that appears on the proxy card.

Q:  Whom do I contact for further information?

A:  You may contact your financial adviser for further information.  You may also call Computershare Fund Services, the Funds' proxy solicitor, at (866) 963-6126.

BLACKROCK GLOBAL EQUITY INCOME TRUST
BLACKROCK WORLD INVESTMENT TRUST
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST
100 Bellevue Parkway
Wilmington, Delaware  19809
(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 5, 2009

Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of BlackRock Global Equity Income Trust ("BFD"), BlackRock World Investment Trust ("BWC") and BlackRock Global Opportunities Equity Trust ("BOE") will be held at the offices of BlackRock, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536, on Tuesday, May 5, 2009 at 9:00 a.m. for the following purposes:

1.	Reorganizations

For shareholders of BlackRock Global Equity Income Trust:

a.
To approve an Agreement and Plan of Reorganization between BFD and BOE, the termination of BFD's registration under the Investment Company Act of 1940 (the "1940 Act") and the dissolution of BFD under Delaware law;

For shareholders of BlackRock World Investment Trust:

b.	To approve an Agreement and Plan of Reorganization between BWC and BOE, the termination of BWC's registration under the 1940 Act and the dissolution of BWC under Delaware law;

2.	Issuance of Common Shares

For shareholders of BlackRock Global Opportunities Equity Trust:

a.	To approve the issuance of additional common shares of BOE in connection with an Agreement and Plan of Reorganization between BFD and BOE; and

b.	To approve the issuance of additional common shares of BOE in connection with an Agreement and Plan of Reorganization between BWC and BOE.

Shareholders of record as of the close of business on March 12, 2009 are entitled to vote at the Special Meeting or any adjournment thereof.

THE BOARDS OF TRUSTEES OF BFD, BWC AND BOE REQUEST THAT YOU VOTE YOUR COMMON SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARDS OF TRUSTEES OF BFD AND BWC RECOMMEND THAT YOU CAST YOUR VOTE:

-
FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, THE TERMINATION OF YOUR FUND'S REGISTRATION UNDER THE 1940 ACT AND THE DISSOLUTION OF YOUR FUND UNDER DELAWARE  LAW.

THE BOARD OF TRUSTEES OF BOE RECOMMENDS THAT YOU CAST YOUR VOTE:

−	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF YOUR FUND IN CONNECTION WITH EACH AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Boards of Trustees,
Donald C. Burke President and Chief Executive Officer of BFD, BWC and BOE
March 30, 2009

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
OR VIA THE INTERNET, NO MATTER HOW MANY COMMON SHARES YOU OWN.

x

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated March 26, 2009

JOINT PROXY STATEMENT/PROSPECTUS
BLACKROCK GLOBAL EQUITY INCOME TRUST
BLACKROCK WORLD INVESTMENT TRUST
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

May 5, 2009

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of BlackRock Global Equity Income Trust ("BFD"), BlackRock World Investment Trust ("BWC") and/or BlackRock Global Opportunities Equity Trust ("BOE"), each a registered, diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  A joint special meeting of shareholders of BFD, BWC and BOE (the "Special Meeting") will be held at the offices of BlackRock, Inc. ("BlackRock"), 800 Scudders Mill Road, Plainsboro, NJ 08536, on Tuesday, May 5, 2009 at 9:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus.  If you are unable to attend the Special Meeting or any adjournment thereof, the Boards of Trustees of BFD, BWC and BOE request that you vote your common shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.  The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is March 30, 2009.

The purposes of the Special Meeting are:

1. Reorganizations

For shareholders of BlackRock Global Equity Income Trust:

a.	To approve an Agreement and Plan of Reorganization between BFD and BOE, the termination of BFD's registration under the 1940 Act, and the dissolution of BFD under Delaware law;

For shareholders of BlackRock World Investment Trust:

b.	To approve an Agreement and Plan of Reorganization between BWC and BOE, the termination of BWC's registration under the 1940 Act and the dissolution of BWC under Delaware law;

2. Issuance of Common shares

For shareholders of BlackRock Global Opportunities Equity Trust:

a.	To approve the issuance of additional common shares of BOE in connection with an Agreement and Plan of Reorganization between BFD and BOE; and

b.	To approve the issuance of additional common shares of BOE in connection with an Agreement and Plan of Reorganization between BWC and BOE.

BFD and BWC are sometimes referred to herein individually as a "Target Fund" and, collectively, as the "Target Funds," and BOE is sometimes referred to herein as the "Acquiring Fund."  The Target Funds and the Acquiring Fund are each sometimes referred to herein as a "Fund" and, collectively, as the "Funds."  Each Agreement and Plan of Reorganization is sometimes referred to herein individually as a "Reorganization Agreement" and, collectively, as the "Reorganization Agreements."  The Reorganization Agreements that Target Fund shareholders are being asked to consider involve transactions that will be referred to in this Joint Proxy Statement/Prospectus individually as a "Reorganization" and, collectively, as the "Reorganizations."

The Reorganizations seek to combine three similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies for each Target Fund.  The investment objective of each of BFD and the Acquiring Fund is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The investment objective of BWC is primarily to seek current income, dividends and gains, with a secondary objective of long-term capital appreciation.  The Funds' investment objectives are not a fundamental policy and may be changed without prior shareholder approval.  As of the date of the Special Meeting, each Fund will seek to achieve its objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing strategy to enhance current gains that will generally focus on individual common stocks.

In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Common Shares").  Each Target Fund will distribute Acquiring Fund Common Shares to common shareholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under Delaware law.  The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund investors in each Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to such Reorganization, less the costs of such Reorganization (though common shareholders may receive cash for their fractional common shares).  The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with each Reorganization, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

The Board of Trustees of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

In the event that shareholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand alone basis.  In the event Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares in connection with a Reorganization, then the affected Target Fund would continue to exist and operate on a stand alone basis.  If BFD is not reorganized into the Acquiring Fund, the investment adviser anticipates that it would recommend to the Board of Trustees of BFD that it substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.  An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of a Reorganization by the other Funds.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Common Shares.  Please read it carefully and retain it for future reference.  A Reorganization Statement of Additional Information, dated March 30, 2009, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.  Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by BlackRock at www.blackrock.com.  In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request.  Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at P.O. Box 9011, Princeton, NJ 08543-9011.

The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, DE 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC.  Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov.  Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549-0102.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "BOE" and will continue to be so listed subsequent to the Reorganizations.  The common shares of BlackRock Global Equity Income Trust are listed on the NYSE under the ticker symbol "BFD."  The common shares of BlackRock World Investment Trust are listed on the NYSE under the ticker symbol "BWC."  Reports, proxy statements and other information concerning the Acquiring Fund, BFD or BWC may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares in each Reorganization.  No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is March 30, 2009.

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization Statement of Additional Information.  Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

 PROPOSAL 1:  REORGANIZATIONS OF THE TARGET FUNDS

 The Proposed Reorganizations

The Board of Trustees of each Fund, including the Trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved each Reorganization Agreement.  If the shareholders of a Target Fund approve their Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares in connection with the respective Reorganization (see "Proposal 2: Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares will be issued to such Target Fund in exchange for substantially all of the assets of such Target Fund and the assumption of substantially all of the liabilities of such Target Fund.  Each Target Fund will then distribute the Acquiring Fund Common Shares to its shareholders and terminate its registration under the 1940 Act and dissolve under Delaware law.  The aggregate net asset value of Acquiring Fund Common Shares received by a Target Fund's investors in a Reorganization will equal the aggregate net asset value of that Target Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional common shares). In the Reorganizations, shareholders of BFD and BWC will receive common shares of the Acquiring Fund based on the relative net asset values, not the market values, of each respective Fund's common shares.  The market value of the common shares of the combined fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

 Background and Reasons for the Proposed Reorganizations

The Reorganizations seek to combine three similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies and a change of investment objectives or policies for the Target Funds, as applicable.  Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.  The investment objective of each of BFD and the Acquiring Fund is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The investment objective of BWC is primarily to seek current income, dividends and gains, with a secondary objective of long-term capital appreciation.  The Funds' investment objectives are not a fundamental policy and may be changed without prior shareholder approval.  As of the date of the Special Meeting, each Fund will seek to achieve its objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing strategy to enhance current gains that generally focuses on individual common stocks.  The Funds have the same investment adviser.

The proposed Reorganizations will combine the assets of the Funds by reorganizing the Target Funds into the Acquiring Fund.  The Board of Trustees of each Target Fund (each, a "Target Fund Board" and, collectively, the "Target Fund Boards"), based upon its evaluation of all relevant information, anticipates that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization.  The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit shareholders of the Acquiring Fund.  Each Board of Trustees reviewed data presented by BlackRock Advisors, LLC, investment adviser to each of the Funds (the "Investment Adviser"), showing that common shareholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization.  The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently.  Certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund. The anticipated reduced annual operating expense ratio as a result of the Reorganizations ranges from 0.07% of total annual expenses for the Acquiring Fund if both Reorganizations are approved to 0.01% of total annual expenses of BWC if only the Reorganization of BWC into BOE is approved.

In approving its proposed Reorganization Agreement, the Board of Trustees of each Fund, including the Independent Trustees, as defined below, determined that participation in the Reorganizations is in the best interests of the relevant Fund and its shareholders and that the interests of the shareholders of the relevant Fund will not be diluted with respect to net asset value as a result of the Reorganizations.  Before reaching these conclusions, the Board of Trustees of each Fund, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganization.  The Independent Trustees also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards of Trustees' deliberations.  The Boards of Trustees of the Funds, including all of the Independent Trustees, considered and approved the Reorganizations at meetings held on December 5, 2008 and February 6, 2009.

The primary factors considered by the Board of Trustees with regard to the Reorganizations include, but are not limited to, the following:

•
The fact that the investment objectives and policies of the Target Funds and the Acquiring Fund are similar (although not identical).  See "Proposal 1:  Reorganization of the Target Funds—Comparison of the Funds."

•	The expectation that the combined fund will have an annual operating expense ratio that is lower than that of each Fund prior to the Reorganizations.

•
The expectation that, if the Reorganization of BFD is not approved, the Investment Adviser would recommend to the Board of Trustees of BFD that it substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

•	The relative performance history of each Fund.

•	The expectation that the combined fund may achieve certain potential benefits for shareholders of each Fund from its larger asset base, including but not limited to the benefit of increased liquidity.

•	Shareholders will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations, as the Reorganizations are intended to be tax-free transactions.

•
The identity, investment style and strategies of the portfolio management team that will manage the Acquiring Fund.  See "Proposal 1:  Reorganization of the Target Funds—Comparison of the Funds" and "—Management of the Funds."

•	The expectation that shareholders will receive substantially the same services after the Reorganizations.

Considering these and other reasons, the Board of Trustees of each Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Fund and its shareholders and that the interests of the shareholders of the Funds will not be diluted with respect to net asset value as a result of the Reorganizations.  This determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.  See "Proposal 1:  Reorganization of the Target Funds—Reasons for the Reorganizations."

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate for the time being as a stand alone Delaware statutory trust advised by the Investment Adviser.  If BFD is not reorganized into the Acquiring Fund, the Investment Adviser anticipates that it would recommend to the Board of Trustees of BFD that it substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Funds.

The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganizations.  The table sets forth (i) the fees and expenses paid by each Target Fund for the 12-month period ended October 31, 2008, (ii) the fees and expenses paid by the Acquiring Fund for the 12-month period ended October 31, 2008 and (iii) the pro forma fees and expenses for the combined fund, assuming all of the Reorganizations had taken place on October 31, 2008 and assuming, for each Target Fund, that only its Reorganization occurs.  As shown below, the Reorganizations are expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized).

Fee and Expenses Table for Common Shareholders of the Funds as of October 31, 2008

	BFD	BWC	BOE	Pro Forma Combined Fund (BFD and BWC into BOE) (a)	Pro Forma Combined Fund (BFD into BOE) (a)	Pro Forma Combined Fund (BWC into BOE) (a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares (b)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None

Annual Expenses (as a percentage of average net assets attributable to common shares as of October 31, 2008)
Investment Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses (c)	0.11%	0.10%	0.14%	0.07%	0.09%	0.09%

Total Annual Expenses	1.11%	1.10%	1.14%	1.07%	1.09%	1.09%

_______________
(a)	The pro forma annual operating expenses for each potential combined fund are projections for a 12-month period.

(b)
No sales load will be charged in connection with the issuance of the Acquiring Fund's common shares as part of the Reorganizations.  Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates.  Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)
"Other Expenses" includes Acquired Fund fees and expenses of each Fund which are less than 0.01%.  An "Acquired Fund" means any company in which a Fund invests or intends to invest (i) that is an investment company or (ii) that would be an investment company under Section 3(a) of the 1940 Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

The Target Funds and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in "Other Expenses," including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form

N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology, as appropriate.  Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

EXAMPLE:  The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma as a result of the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations.  An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BFD	$11	$35	$61	$135
BWC	$11	$35	$61	$134
BOE	$12	$36	$63	$139
Pro Forma Combined Fund (BFD and BWC into BOE) (a)	$11	$34	$59	$131
Pro Forma Combined Fund (BFD into BOE) (a)	$11	$35	$60	$133
Pro Forma Combined Fund (BWC into BOE) (a)	$11	$35	$60	$133
___________
(a)
These figures assume that the Reorganizations had taken place on October 31, 2008.  As described herein, an unfavorable vote on a proposed Reorganization by the stockholders of one Target Fund will not affect the implementation of a Reorganization by the other Target Fund

The example set forth above assumes common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations.  The example should not be considered a representation of past or future expenses or annual rates of return.  Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

 Comparison of the Funds

A summary comparison of the investment strategies and significant operating policies used by the Funds as of the date of the Special Meeting is set forth in the table below.  See "Proposal 1: Reorganizations of the Target Funds—Comparison of the Funds" for a more detailed comparison of the Funds. After the Reorganizations, the investment strategies and significant operating policies of the combined fund will be those of BOE.

Acquiring Fund		Target Funds
BOE		BFD		BWC
General		General		General

•	Invests at least 80% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities, under normal market conditions.	•	Invests at least 80% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities, under normal market conditions.	•	Invests at least 75% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities, under normal market conditions.
•	May invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets.			•	May invest up to 25% of its total assets in debt securities of issuers located anywhere in the world and including securities rated below investment grade.
•	May invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds."

Non-U.S. Investments		Non-U.S. Investments		Non-U.S. Investments

•	May invest in companies located anywhere in the world.	•	May invest in the securities of non-U.S. companies without limit.	•	Same as Acquiring Fund.
•	Under normal market conditions, invests significantly (at least 40% of its total assets at the time of investment) in issuers: (i) organized or located outside the (U.S.) (including non-U.S. governments), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which BOE considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S., unless market conditions are not deemed favorable by the Investment Adviser, in which case the Acquiring Fund would invest at least 30% of its total assets at the time of investment in securities of non-U.S. companies.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	May invest up to 25% of its total assets in equity securities of issuers in emerging countries.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	Investment strategy will cause it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in BOE's portfolio will vary over time.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	Invests in the equity securities of issuers in at least three different countries, including the United States.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	As of December 31, 2008, the investment philosophy caused it to invest in issuers located in 28 countries globally, with less than 55% of BOE's equity assets invested in the United States.	•	As of December 31, 2008, the investment philosophy caused it to invest in issuers located in 24 countries globally, with less than 51% of BFD's equity assets invested in the United States.	•	As of December 31, 2008, the investment philosophy caused it to invest in issuers located in 26 countries globally, with less than 54% of BWC's equity assets invested in the United States.

Leverage		Leverage		Leverage

•	BOE currently does not intend to incur indebtedness or issue preferred shares for investment purposes.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.

Target Stocks		Target Stocks		Target Stocks

•	May invest in common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in REITs.	•	Same as the Acquiring Fund, except: • May hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector.	•	Same as Acquiring Fund.
•	May invest in companies of any size market capitalization and in companies conducting initial public offerings.

Option Strategy		Option Strategy		Option Strategy

•	Employs a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio and writing (selling) covered put options.	•	Same as Acquiring Fund.	•
Same as Acquiring Fund, except:
•    Generally writes covered put and call options with respect to approximately 50% to 60% of its total assets, although this percentage may vary from time to time with market conditions.

•	May, to a lesser extent, write (sell) covered call and put options on indices of securities and sectors of securities.
•	A substantial portion of the options written by BOE may be over-the-counter options ("OTC Options")
•	Generally writes covered put and call options with respect to approximately 45% to 65% of its total assets, although this percentage may vary from time to time with market conditions.

Strategy		Strategy		Strategy

•	The Investment Adviser seeks to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.

Dividends		Dividends		Dividends

•	Intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common shareholders.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.

Portfolio Management Team		Portfolio Management Team		Portfolio Management Team

•
Managed by a team of investment professionals comprised of:
•    Thomas P. Callan, CFA, Managing Director at BlackRock;
•    Jean M. Rosenbaum, CFA, Managing Director at BlackRock;
•    Michael D. Carey, CFA, Managing Director at BlackRock; and
•    Kyle G. McClements, CFA, Director at BlackRock.
		•	Same as Acquiring Fund.	•	Same as Acquiring Fund as well as: • Andrew Gordon, Managing Director at BlackRock.

Investment Adviser and Sub-Advisor		Investment Adviser and Sub-Advisor		Investment Adviser and Sub-Advisor

•	BlackRock Advisors, LLC is the investment adviser.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	BOE does not have a sub-advisor.	•	BlackRock Investment Management, LLC ("BIM") is a sub-advisor.	•	BFM is a sub-advisor.

 Further Information Regarding the Reorganizations

The Target Funds' Boards of Trustees have determined that the Reorganizations are in the best interests of common shareholders of each Target Fund and that the interests of such shareholders will not be diluted as a result of their Funds' Reorganizations.  Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of common shareholders of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of either Reorganization.  As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in any of the separate Funds.

Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").  If a Reorganization so qualifies, in general, shareholders of the respective Target Fund would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares solely for Acquiring Fund Common Shares pursuant to the Reorganization.  Additionally, the respective Target Fund would recognize no gain or loss for U.S. federal income tax purposes as a result of the transfer of substantially all of its assets and liabilities in exchange for Acquiring Fund Common Shares or as a result of its dissolution.  Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes in connection with the Reorganizations.  It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of such Reorganization as a reorganization within the meaning of Section 368 (a) of the Code.

The Target Funds' Boards of Trustees request that shareholders of each Target Fund approve their Fund's proposed Reorganization at the Special Meeting to be held on May 5, 2009.  Shareholder approval of each Reorganization requires the affirmative vote of shareholders of the respective Target Fund representing the lesser of (i) 67% of the common shares represented at the Special Meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares of the respective Target Fund.  Subject to the requisite approval of the shareholders of each Target Fund with regard to each Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about July 10, 2009, but it may be at a different time as described herein.

Investing in the Funds and the Reorganization involves risks.  For more information, see "Risk Factors and Special Considerations" beginning on page 10 of this Proxy Statement/Prospectus.

The Target Funds' Boards of Trustees recommend that you vote "FOR" your Target Fund's proposed Reorganization.

 PROPOSAL 2:  ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

In connection with each proposed Reorganization described under "Proposal 1: Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such common shares on the NYSE.  The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-issued Acquiring Fund Common Shares.  The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations.  No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganizations.  The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit shareholders of the Acquiring Fund.  In particular, the Acquiring Fund Board reviewed data presented by the Investment Adviser showing that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganizations.

The Acquiring Fund Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares for each Reorganization at the Special Meeting to be held on May 5, 2009.  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast, provided that total votes cast on the proposal represent over 50% of all securities entitled to vote on the proposal.  Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the

Closing Date will be after the close of business on or about July 10, 2009, but it may be at a different time as described herein.

Investing in the Funds and the Reorganization involves risks.  For more information, see "Risk Factors and Special Considerations" beginning on page 10 of this Proxy Statement/Prospectus.

The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with each Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Because of their similar investment objectives and principal investment strategies in effect as of the date of the Special Meeting, the Funds will be subject to similar investment risks.  However, the combined fund will have some risks that differ from those of BWC.  Unlike BWC, which can invest up to 25% of the value of its total assets in non-investment grade securities, the Acquiring Fund is limited to investing 10% of the value of its total assets in such securities.  In addition, the Acquiring Fund invests at least 80% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities, under normal market conditions, whereas BWC invests at least 75% of its total assets in such securities.  The Acquiring Fund also generally writes covered put and call options with respect to approximately 45% to 65% of its total assets, whereas BWC writes covered put and call options with respect to a lesser range of its total assets, 50% to 60%.  Each of the Acquiring Fund's and BWC's options strategy may vary from time to time with market conditions.  The Reorganizations themselves are not expected to adversely affect the rights of shareholders of any of the Funds.  There is no guarantee that common shares of any Fund will not lose value.  This means shareholders of either Target Fund and shareholders of the combined fund could lose money.

When initially formed, BFD had a non-fundamental policy of investing, under normal market conditions, no less than 80% of its total assets in a combination of (i) dividend-paying domestic and foreign common stocks and (ii) common stocks the value of which is subject to covered written index call options (the "BFD Non-Fundamental Policy").  On February 6, 2009, the Board of Trustees of BFD approved to change the BFD Non-Fundamental Policy to a policy of investing, under normal market conditions, no less than 80% of its total assets in equity securities of companies located in countries throughout the world or options on equity securities or indices of equity securities.  This change was made in conjunction with a change in BFD's portfolio manager.  Jonathan Clark, BFD's original portfolio manager, became the Head of Americas Trading for the Investment Adviser and the same team of portfolio managers that currently manages the Acquiring Fund will become the portfolio managers for BFD.  The Board of Trustees for BFD believes that the change in BFD's investment policy was in the best interests of shareholders whether or not the reorganization of BFD into BOE is consummated.  In accordance with the 1940 Act, notice of the new investment policy was mailed to BFD's shareholders on February 12, 2009 and the new investment policy and new portfolio management team will take effect on April 13, 2009.

The following discussion describes the principal and certain other risks that may affect the combined fund.

Expenses

While the Funds currently estimate that the Reorganizations, if consummated, will result in reduced aggregate expenses of the Funds by approximately $633,682 per year, the realization of these reduced expenses will not affect holders of the Funds proportionately, may take longer than expected to be realized or may not be realized at all. After the Reorganizations, the combined fund is expected to incur lower expenses on a per common share basis than each of the Funds currently incurs. However, the combined fund may incur higher expenses for a period prior to experiencing such savings or may never experience such savings.

After the Reorganizations, certain fixed administrative costs will be spread across the reorganized combined fund's larger asset base, which are expected to result in lower aggregate costs. Although the magnitude of the benefit of lower expenses for common shareholders of each respective Fund will be different, it is expected that each Fund should realize some benefit either immediately or in the future from the Reorganizations. Each Board of Trustees believes that its Fund's common shareholders should realize lower expense ratios after the Reorganizations than they would realize if the Reorganizations did not occur. As of October 31, 2008, the historical and pro forma total annual gross expense ratios (i.e., excluding fee waivers) applicable to the Reorganizations are as follows:

(As a percentage of average net assets attributable to common shares as of October 31, 2008)

BFD Total Annual Gross Expense Ratio	BWC Total Annual Gross Expense Ratio	BOE Total Annual Gross Expense Ratio	Pro Forma Combined Fund (BFD and BWC into BOE)	Pro Forma Combined Fund (BFD into BOE)	Pro Forma Combined Fund (BWC into BOE)
1.11%	1.10%	1.14%	1.07%	1.09%	1.09%

There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, to the extent that one of the Reorganizations is not completed, but the other Reorganization is completed, any expected savings by BFD, BWC and the Acquiring Fund will be reduced.

Each Fund has incurred expenses related to the Reorganizations. Because the Funds have already incurred expenses solely and directly attributable to the Reorganizations, if a Fund's respective shareholders do not approve their Fund's respective Reorganization, each Fund will incur expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

Investment and Market Discount Risk

An investment in Acquiring Fund Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  As with any stock, the price of the Acquiring Fund's common shares will fluctuate with market conditions and other factors.  If common shares are sold, the price received may be more or less than the original investment.  Acquiring Fund Common Shares are designed for long-term investors and should not be treated as trading vehicles.  Shares of closed-end management investment companies frequently trade at a discount from their net asset value.  The common shares of BFD have in the past generally traded at a greater discount to net asset value than the common shares of the Acquiring Fund and the common shares of BWC have generally traded at a similar discount to net asset value to the common shares of the Acquiring Fund.  However, as of February 27, 2009, the common shares of BWC traded at a greater discount to net asset value than the common shares of the Acquiring Fund and the common shares of BFD traded at a greater discount than both the Acquiring Fund and BWC.  Prior to April 13, 2009, BFD had a policy of seeking to achieve its investment objective by investing primarily in a diversified portfolio of domestic and foreign common stocks that pay dividends and writing (selling) index call options with respect to a portion of its common stock portfolio.  On April 13, 2009, BFD will change its investment policies and begin seeking to achieve its investment objective by investing primarily in equity securities issued by companies located throughout the world with no emphasis on their dividend rate and writing (selling) options that generally focus on individual common stocks instead of indices.  Accordingly, discount information for the period prior to April 13, 2009 may not reflect BFD's market price and discount history had BFD employed its revised investment policies during that period.  In addition, as noted elsewhere in this prospectus, if BFD is not reorganized into the Acquiring Fund, the Investment Adviser anticipates that it would recommend to BFD's Board of Trustees that the dividend rate for BFD be reduced substantially, which may cause the common shares of BFD to trade at a greater discount to net asset value than it historically has traded.  There can be no assurance that, after the Reorganizations, common shares of the combined fund will trade at, above or below net asset value.

Non-Investment Grade Securities Risk

The Acquiring Fund may invest up to 10% and BWC may invest up to 25% of their respective total assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Funds may purchase securities rated as low as D or unrated securities deemed by the Investment Adviser to be of comparable quality.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Funds to sell certain securities or could result in lower prices than those used in calculating the each Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Acquiring Fund’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Funds invest in lower grade securities that have not been rated by a rating agency, the Funds’ ability to achieve their respective investment objectives will be more dependent on the Investment Adviser’s credit analysis than would be the case when the Funds invest in rated securities.

Common Stock Risk

As of the date of the Special Meeting, each Fund generally will invest in any type of common stocks.  Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure.  Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.  In light of the current recession and financial turmoil, the stock market has seen increased volatility that could adversely affect the Acquiring Fund.  For more information, see "—Recent Developments."

Dividend Risk

Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors.  There is no guarantee that the issuers of the common stocks in which the Acquiring Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.  As described further in "—Tax Risk," "qualified dividend income" received by the Acquiring Fund will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning before January 1, 2011.  Higher tax rates will apply to dividend income beginning in 2011, unless further legislative action is taken by Congress.  There is no assurance as to what portion of the Acquiring Fund's distributions will constitute qualified dividend income.

Small and Mid-Cap Stock Risk

Each Fund may invest in companies with small or medium capitalizations.  Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks.  There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.  Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company's stock price than is the case for a larger company.  In addition, smaller or medium company stocks may not be well known to the investing public.

Investments in Unseasoned Companies

Each Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies.  Some of the companies in which the Funds may invest may be start-up companies which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth.  Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing.  Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general.  Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Funds may invest.  Further, an unseasoned company is more at risk of loss in an adverse market due to its lack of financial resources and ability to sustain itself for an extended period of time in such a market.

Initial Public Offerings ("IPOs") Risk

Each Fund may invest in shares of companies through IPOs.  IPOs and companies that have recently gone public have the potential to produce substantial gains for the Funds.  However, there is no assurance that the Funds will have access to profitable IPOs.  The investment performance of the Funds during periods when they are unable to invest significantly, or at all, in IPOs may be lower than during periods when the Funds are able to do so.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Non-U.S. Securities Risk

Each Fund is required to invest at least 40% of its total assets in securities of non-U.S. issuers unless its Investment Adviser determines market conditions warrant reducing such minimum amount to 30% of its total assets, and to invest in securities of issuers located in at least three different countries (including the U.S.).  As of December 31, 2008, each Fund invested the following amounts in securities of non-U.S. issuers:  BFD invested 49% in companies located in 23 countries; BWC invested 46% in companies located in 25 countries; BOE invested 45% in companies located in 27 countries.

Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to:  (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain non-U.S. securities markets; (7) different trading and settlement practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Acquiring Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty and instability.  These risks are especially evident in the Middle East and West Africa.  The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  In addition, with respect to certain foreign countries, there is a risk of:  (1) the possibility of expropriation or nationalization of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries.

Because the Acquiring Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Acquiring Fund and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund's net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  Certain investments in non-U.S. securities also may be subject to foreign withholding taxes.  Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income.  These risks often are heightened for investments in smaller, emerging capital markets.  In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:  (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

As a result of these potential risks, the Investment Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.  The Acquiring Fund may invest in countries in which foreign investors, including the Investment Adviser, have had no or limited prior experience.

Emerging Markets Risk

The Funds may invest up to 25% of their total assets in equity securities of issuers located in emerging markets.  Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree.  Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Acquiring Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk

Because the Funds invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by each Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the respective Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  In addition, the Funds may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Funds to the risks of foreign currency movements and other risks.

Short Sales Risk

Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities.  A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.  There can be no assurance that the securities necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Securities Lending Risk

The Funds may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of each Fund. Securities lending is subject to the risk that loaned securities may not be available to the respective Fund on a timely basis and that Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by  a Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Risks Associated with the Funds' Option Strategies

The ability of the Funds to achieve their primary investment objective of seeking current income and current gains is primarily dependent on the successful implementation of its option strategy. As of the date of the Special Meeting, each Fund enters into options on securities, exchange listed options, over-the-counter options and, to a lesser extent, index options, although prior to April 13, 2009 BFD primarily used index options instead of options on individual securities.  The Acquiring Fund generally writes covered put and call options with respect to approximately 45% to 65% of its total assets, whereas BWC writes covered put and call options with respect to a lesser range of its total assets, 50% to 60%.  Each of the Acquiring Fund's and BWC's option strategy may vary from time to time with market conditions.  Risks that may adversely affect the ability of the Funds to successfully implement their option strategy include the following:

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities used in connection with each Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Funds forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but have retained the risk of loss should the price of the underlying security decline. As the Funds write covered puts and calls over more of their portfolio, their ability to benefit from capital appreciation becomes more limited. During the life of an option, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Funds write covered put options, they bear the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Funds could incur a loss if they are required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Funds received when they wrote the option. While the Fund's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Funds risk a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Funds seek to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Funds were unable to close out a covered call option that they had written on a security, they would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce each Fund's capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Funds may write (sell) unlisted ("OTC" or "over-the-counter") options, and options written by the Funds with respect to non-U.S. securities, indices or sectors generally will be OTC Options. OTC Options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Funds may be required to treat as illiquid securities being used to cover certain written OTC Options. The OTC Options written by the Funds will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, each Fund's ability to terminate the OTC Options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Funds may be unable to liquidate an OTC Option position.

Index Option Risk. The Funds may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Funds will lose money if they are required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Funds for writing the option. The value of index options written by the Funds, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Funds on their common shares may be derived in part from the net index option premiums they receive from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

Troubled Asset Relief Plan

On October 3, 2008, the U.S. Congress enacted the Emergency Economic Stabilization Act of 2008 ("EESA"), which included the Troubled Asset Relief Plan ("TARP"). TARP is a $700 billion program which permits the U.S. Secretary of the Treasury (the "Treasury Secretary") to buy certain troubled assets.  Financial institutions eligible to participate in TARP include, but are not necessarily limited to, depository institutions, brokers and dealers and insurance companies that are established and regulated under U.S. laws and have significant operations in the United States.  The announced initial focus of EESA was commercial and residential mortgages and mortgage-related securities; however, the Treasury Secretary is authorized to purchase any other type of financial instrument if the Treasury Secretary determines that such purchase is necessary to promote financial market stability.  As of mid-November of 2008, the Treasury Secretary announced revisions to TARP, including a shifted focus towards strengthening financial institution balance sheets through direct purchases of equity in financial institutions rather than on purchasing troubled assets.  The implications of government ownership and disposition of these assets and equity stakes are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of each Fund's investments.  Other governments may enact similar legislation.  In early 2009, the Treasury Secretary announced the Financial Stability Plan ("FSP"), which is aimed at restoring stability to the American financial system. While the FSP has not been fully implemented as of the date of this prospectus and may evolve over time, preliminary reports include creating a private-public investment fund to help purchase certain assets from troubled financial institutions and providing housing support and foreclosure prevention. The implications of the FSP are unclear at this time, and such a program may have positive or negative effects on the liquidity, valuation and performance of each Fund's investments.

Recent Developments

Recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightened underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the equity, option and credit markets in which the Funds do invest, including securities owned by the Funds.  The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions, have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These recent events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of securities to finance their operations.  These developments may increase the volatility of the value of securities owned by the Funds.  These developments also may make it more difficult for the Funds to accurately value its securities or to sell its securities on a timely basis.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Funds to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by each Fund and adversely affect the net asset value and market price of each Fund's common shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact each Fund's portfolio.

The United States and other countries currently are in a period of capital markets disruption and instability.  The Investment Adviser believes the United States and other countries are also in a period of slowing economic growth or perhaps a recession, and these conditions may continue for a prolonged period of time or worsen in the future.  This period may increase the probability that these risks could negatively impact each Fund's portfolio.

Government Intervention in Financial Markets

The recent instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which each Fund itself is regulated.  Such legislation or regulation could limit or preclude each Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of each Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by each Fund.  The Investment Adviser will monitor developments and seek to manage each Fund’s portfolio in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Strategic Transactions Risk

Strategic transactions in which each Fund may engage for hedging purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivatives transactions ("Strategic Transactions"), also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of a Fund to deliver or receive a specified currency. Additionally, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to a Fund for investment purposes.

To the extent that a Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Acquiring Fund might be unable to exercise an option it had purchased. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Tax Risk

Each Fund may employ a strategy of writing (selling) covered call and put options on individual common stocks and, to a lesser extent, indices of securities and sectors of securities. Income on such options will not be recognized by a Fund for tax purposes until an option is exercised, lapses or is subject to a "closing transaction" (as defined by applicable regulation) pursuant to which the Fund's obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by a Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any such gain as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, dividends received by shareholders of a Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

In pursuing its investment strategy, each Fund may invest in shares of REITs. In general, dividends received by a Fund from REIT shares and distributed to the each Fund's shareholders will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to qualified dividend income. Therefore, the portion of dividend income attributable to REIT shares held by a Fund that shareholders of the Fund receive will generally be taxed to shareholders as ordinary income.

In general, there can be no assurance as to the percentage (if any) of distributions on the common shares that will qualify for taxation to individual common shareholders as "qualified dividend income." In addition, a Fund's investment strategies, including, for example, entering into options on securities, may cause dividends received by the Fund to not constitute qualified dividend income. Qualified dividend income received by individual common shareholders is taxed at long-term capital gains rates (currently at a maximum rate of 15%) provided certain holding period and other requirements are satisfied by the Fund and the recipient common shareholders. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2010. Higher tax rates will apply beginning in 2011 unless further legislative action is taken by Congress.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in each Fund.

Counterparty Risk

Each Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances.

Anti-Takeover Provisions

Each Fund's Agreement and Declaration of Trust include provisions that could limit the ability of other entities or persons to acquire control of each Fund or convert each Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

PROPOSAL 1:  REORGANIZATIONS OF THE TARGET FUNDS

The Reorganizations seek to combine three similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies and a change of investment objectives or policies for the Target Funds, as applicable.  Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.  The investment objective of each of BFD and the Acquiring Fund is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The investment objective of BWC is primarily to seek current income, dividends and gains, with a secondary objective of long-term capital appreciation.  The Funds' investment objectives are not a fundamental policy and may be changed without prior shareholder approval.  As of the date of the Special Meeting, each Fund will seek to achieve its objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by utilizing an option writing strategy to enhance current gains that will generally focus on individual common stocks.

In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares.  Each Target Fund will distribute Acquiring Fund Common Shares to common shareholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under Delaware law.  The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund investors in each Reorganization will equal the aggregate net asset value of Target Fund common shares held immediately prior to that Reorganization, less the costs of that Reorganization (though common shareholders may receive cash for fractional common shares).  The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Target Funds' Boards of Trustees, based upon their evaluation of all relevant information, anticipate that the common shareholders of each Target Fund will benefit from their Fund's respective Reorganization.  In particular, the Target Funds' Boards of Trustees believe, based on data presented by the Investment Adviser, that common shareholders of each Target Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization.  The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds have currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.  The anticipated reduced annual operating expense ratio as a result of the Reorganizations ranges from 0.07% of total annual expenses for the Acquiring Fund if both Reorganizations are approved to 0.01% of total annual expenses of BWC if only the Reorganization of BWC into BOE is approved.  Also, a larger fund may produce greater liquidity for the shareholders of the combined fund.

BFD has declared distributions at an annual rate equal to 28.65%, calculated with reference to the closing stock price on the NYSE on February 27, 2009.  Prior year distributions have included substantial return of capital.  Because the Investment Adviser believes that continued payment of such substantial return of capital would not be in the best interests of BFD or its investors, the Investment Adviser currently anticipates that, if BFD is not reorganized into the Acquiring Fund, it would recommend to BFD's Board of Trustees that its dividend be lowered substantially, which may adversely affect the price at which the common shares of BFD trade on the NYSE.  The possible reduction of BFD's distribution rate would be dependant upon market conditions at the time any such recommendation was made to BFD's Board of Trustees, and any such reduction may be smaller or larger than the Investment Adviser may estimate.  For comparative purposes, the Acquiring Fund recently has declared distributions at an annual rate equal to 17.76%, calculated with reference to the closing stock price on the NYSE on February 27, 2009.  Of course, the distribution rate of the Acquiring Fund will be affected from time to time by the investment performance of the Acquiring Fund, and no assurance can be given that the distribution rate of the Acquiring Fund will not be reduced in the future.

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

The Acquiring Fund's investment objective is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation.  The Acquiring Fund cannot guarantee that it will achieve its investment objective.  The Acquiring Fund's investment objective is not a fundamental policy and may be changed without prior shareholder approval.  The investment objective and policies of the Acquiring Fund are similar, but not identical, to those of the Target Funds.  For a comparison of the Funds, see "—Comparison of the Funds."  The following discussion describes the principal and certain other risks that may affect the combined fund.

The Acquiring Fund seeks to achieve its investment objective by investing primarily in equity securities issued by companies located in countries throughout the world and by utilizing an option writing strategy to enhance current gains.  The Investment Adviser from time to time may vary the percentage of the Acquiring Fund's assets invested in any particular type of equity security, based on factors such as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

The Acquiring Fund also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities.  In addition to its option strategy on indices, the Acquiring Fund may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks.  These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Acquiring Fund's shareholders.  As the Acquiring Fund writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities.  Equity securities in which the Acquiring Fund invests include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in REITs.  The Acquiring Fund may invest in companies located anywhere in the world.  The Acquiring Fund may invest in companies of any size market capitalization and in companies conducting initial public offerings.  The Acquiring Fund may invest up to 25% of its total assets in equity securities of issuers in emerging countries. The Acquiring Fund may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets. The Acquiring Fund may invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds."

Application of the Acquiring Fund's investment philosophy, from time to time, may cause the Acquiring Fund to invest a significant portion of its assets in a particular country or region of the world. The Acquiring Fund's investment strategy causes it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in the Acquiring Fund's portfolio will vary over time. As of December 31, 2008, the Acquiring Fund's investment philosophy caused it to invest in issuers located in 28 countries globally, including the United States. Under normal market conditions, the Acquiring Fund invests in the equity securities of issuers in at least three different countries, including the United States, and invests, under normal market conditions, at least 30% of its total assets at the time of investment in the equity securities of non-U.S. issuers. However, the Acquiring Fund may invest in the securities of non-U.S. issuers without limit.  As of December 31, 2008, the Acquiring Fund invested approximately 55% of its total assets in U.S. issuers and approximately 45% of its total assets in non-U.S. issuers.

The Acquiring Fund may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps and credit default swaps and short selling and foreign exchange transactions.  Each of these portfolio strategies is described below.  No assurance can be given that the Acquiring Fund will employ these strategies or that, if employed, they will be effective.

The Acquiring Fund currently does not intend to incur indebtedness or issue preferred shares for investment purposes.

The percentage limitations applicable to the Acquiring Fund's portfolio described in this Joint Proxy Statement/Prospectus apply only at the time of investment, and the Acquiring Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

To the extent the Acquiring Fund invests in dividend-paying common stocks, the Investment Adviser currently intends to emphasize those securities that:  (i) are eligible to pay "qualified dividend" income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (the "Dividends Received Deduction") pursuant to Section 243 of the Code.  The current U.S. federal income tax rate on long-term capital gains and qualified dividend income is generally 15% for individuals.  Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a "RIC") to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates.  Pursuant to Section 243 of the Code, corporations generally may deduct 70% of the dividend income they receive from domestic corporations.  Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction.  Although the Acquiring Fund has the ability to borrow money for investment purposes, it has no current intention to do so.  If, however, the Acquiring Fund did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Acquiring Fund.  Corporate shareholders should consider whether an investment in the Acquiring Fund is appropriate in light of the Acquiring Fund's ability to borrow.  No assurance can be given as to what percentage of the dividends paid on the Acquiring Fund's common stock will be eligible for:  (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate shareholders of the Acquiring Fund.  The 15% U.S. federal income tax rate applicable to long-term capital gains and qualified dividend income is scheduled to expire on December 31, 2010.  After this date, absent extension or modification of the relevant legislative provisions, long-term capital gains distributions paid by the Acquiring Fund to the individual shareholder generally will be taxable at the previously applicable maximum 20% rate, and distributions attributable to qualified dividend income will be taxed to the individual shareholder at his or her marginal U.S. federal income tax rate (the maximum marginal U.S. federal income tax rate for individuals is 39.6%).

In selecting investments for the Acquiring Fund, the Investment Adviser combines fundamental research with a top-down strategy, analyzing 70 sub-industry groups on an ongoing basis.  The Investment Adviser seeks to identify companies that it believes have the potential to outperform the market.  The Investment Adviser's investment techniques for the Acquiring Fund include assessing industry structure and dynamics, evaluating growth catalysts on an industry and individual company basis and assessing a company's valuation relative to the broad market and its respective industry group.  The Investment Adviser seeks to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.

The Acquiring Fund may invest in, among other things, the types of securities and instruments described below:

Equity Securities

The Acquiring Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, warrants and depository receipts and equity interests in REITs.  Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The Acquiring Fund will employ a strategy, as described below, of writing covered call and put options on common stocks.

For more information regarding preferred stocks, convertible securities, warrants and depository receipts and equity securities of REITs, see "Investment Objectives and Policies of the Acquiring Fund—Equity Securities" in the Reorganization Statement of Additional Information.

Options in General

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.

If an option written by the Acquiring Fund expires unexercised, the Acquiring Fund realizes on the expiration date a capital gain equal to the premium received by the Acquiring Fund at the time the option was written. If an option purchased by the Acquiring Fund expires unexercised, the Acquiring Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Acquiring Fund desires. The Acquiring Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Acquiring Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Acquiring Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Acquiring Fund will realize a capital gain or, if it is less, the Acquiring Fund will realize a capital loss. Net gains from the Acquiring Fund's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.

Call Options and Covered Call Writing.  The Acquiring Fund follows a strategy known as "covered call option writing," which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Acquiring Fund's shareholders.  As of the date of this Joint Proxy Statement/Prospectus, this strategy is the Acquiring Fund's primary option investment strategy.  As the Acquiring Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

As part of its strategy, it may not sell "naked" call options on individual securities, i.e., options representing more shares of the stock than are held in the portfolio. A call option written by the Acquiring Fund on a security is "covered" if the Acquiring Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Acquiring Fund's custodian) upon conversion or exchange of other securities held by the Acquiring Fund. A call option is also covered if the Acquiring Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or

(ii) greater than the exercise price of the call written, provided the difference is maintained by the Acquiring Fund in segregated assets determined to be liquid by the Investment Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October $40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 21, 2008 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Acquiring Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Acquiring Fund as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6% of the common stock's value) as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Acquiring Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would "break even," thus offering no gain or loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated, and the stock could eventually become worthless.

For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Acquiring Fund stock holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holders would exercise their rights and buy the stock from the Acquiring Fund at the strike price, if the stock traded at a higher price than the strike price. In general, the Acquiring Fund intends to continue to hold its common stocks rather than allowing them to be called away by the option holders.  See "Risks Factors and Special Considerations—Risks Associated with the Acquiring Fund's Option Strategy—Risks Associated with Options on Securities."

Put Options.  Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.  These strategies may produce a considerably higher return than the Acquiring Fund's primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

The Acquiring Fund writes (sells) put options on individual securities only if the put option is "covered." A put option written by the Acquiring Fund on a security is "covered" if the Acquiring Fund segregates or earmarks assets determined to be liquid by the Investment Adviser, as described above, equal to the exercise price. A put option is also covered if the Acquiring Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Acquiring Fund in segregated or earmarked assets determined to be liquid by the Investment Adviser, as described above.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.2% of the current market price); and (3) the writer receives $ 1.10 (or 2.95% of the common stock's value) as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Acquiring Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.95% of the common stock's value, regardless of the stock's performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.8% in value, the option will expire and there would be a 2.95% return for the 6-month period. If the stock were to decline by 5.8% or more, the Acquiring Fund would lose an amount equal to the amount by which the stock's price declined minus the premium paid to the Acquiring Fund. The stock's price could lose its entire value, in which case the Acquiring Fund would lose $33.90 ($35.00 minus $1.10).

Options on Indices.  The Acquiring Fund sells put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index put or call option, the Acquiring Fund receives cash (the premium) from the purchaser. The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Acquiring Fund, in effect, agrees to accept the potential depreciation (in the case of a put) or sell the potential appreciation (in the case of a call) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the put or call option sold by the Acquiring Fund, the Acquiring Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Acquiring Fund as the seller of the index put or call option.

The Acquiring Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Acquiring Fund's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Acquiring Fund covers its obligations when it sells index options. An index option is considered "covered" if the Acquiring Fund maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index. An index put option also is covered if the Acquiring Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Acquiring Fund in segregated assets determined to be liquid. An index call option also is covered if the Acquiring Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Acquiring Fund in segregated assets determined to be liquid.

Limitation on Option Writing Strategy. The Acquiring Fund generally intends to write covered call and put options with respect to approximately 45% to 65% of its total assets, although this percentage may vary from time to time with market conditions. As of December 31, 2008, the Acquiring Fund had written covered call and put options with respect to approximately 59% of its total assets.  As the Acquiring Fund writes covered calls and puts over a greater percentage of its portfolio, its ability to benefit from capital appreciation becomes more limited.  The number of covered put and call options on securities the

Acquiring Fund can write is limited by the total assets the Acquiring Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Acquiring Fund does not write "naked" or uncovered put or call options. Furthermore, the Acquiring Fund's exchange-listed option transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Acquiring Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Non-U.S. Securities

The Acquiring Fund may invest a substantial portion of its portfolio in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Acquiring Fund may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Acquiring Fund, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company's primary business office is not in the United States; (iii) the principal trading market for such company's securities is not located in the United States; (iv) less than 50% of such company's assets are located in the United States; or (v) 50% or more of such issuer's revenues are derived from outside the United States.  As of December 31, 2008, the Acquiring Fund had invested 45% of the total assets of its portfolio in non-U.S. securities.  Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States, and, at times, volatility of price can be greater than in the United States.

Because evidence of ownership of such securities usually are held outside the United States, the Acquiring Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Short Sales

The Acquiring Fund may make short sales of securities. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Generally, the Acquiring Fund has to pay a fee to borrow particular securities and is obligated to pay over any payments received on such borrowed securities.

The Acquiring Fund's obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Acquiring Fund also is required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Acquiring Fund does not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Acquiring Fund's aggregate short sales of a particular class of securities of an issuer exceeds 25% of the issuer's outstanding securities of that class. The Acquiring Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Securities Lending

The Acquiring Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Acquiring Fund ("Qualified Institutions"). By lending its portfolio securities, the Acquiring Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Acquiring Fund. The Acquiring Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Acquiring Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Acquiring Fund at any time and (iv) the Acquiring Fund receive reasonable interest on the loan (which may include the Acquiring Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Acquiring Fund does not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33⅓% of the value of the Acquiring Fund's total assets (including such loans).  Any loan arrangements made by the Acquiring Fund complies with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, are monitored by the Investment Adviser, and are considered in making decisions with respect to lending securities, subject to review by the Acquiring Fund's Board of Trustees.

The Acquiring Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Acquiring Fund's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

Short-Term Debt Securities; Temporary Defensive Position

During periods in which the Investment Adviser determines that it is temporarily unable to follow the Acquiring Fund's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Acquiring Fund may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. The Investment Adviser’s determination that it is temporarily unable to follow the Acquiring Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Acquiring Fund’s investment strategy is extremely limited or absent. In such a case, shares of the Acquiring Fund may be adversely affected and the Acquiring Fund may not pursue or achieve its investment objective. The Investment Adviser currently anticipates that these are the only circumstances in which the Acquiring Fund will invest in income securities.

Strategic Transactions

In addition to the option strategy discussed above, the Acquiring Fund may, but is not required to, use various strategic transactions described below to facilitate portfolio management, mitigate risks and generate total return. The Acquiring Fund does not currently anticipate engaging in strategic transactions as a matter of course, but rather will consider engaging in strategic transactions when attractive opportunities become available. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Investment Adviser seeks to use the practices to further the Acquiring Fund’s investment objectives, no assurance can be given that these practices will achieve this result.

The Acquiring Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Acquiring Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Acquiring Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Acquiring Fund’s portfolio, protect the value of the Acquiring Fund’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Acquiring Fund may use Strategic Transactions to enhance potential gain although the Acquiring Fund will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment, or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes. A more complete discussion of Strategic Transactions is contained in the Reorganization Statement of Additional Information.

OTHER INVESTMENT POLICIES

The Acquiring Fund has adopted certain other policies as set forth below:

Debt Securities

The Acquiring Fund may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets.  The value of the debt securities held by the Acquiring Fund generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities, (ii) movements in interest rates and (iii) changes in the relative values of the currencies in which the Acquiring Fund's investments are denominated with respect to the U.S. dollar.  As of December

31, 2008, the Acquiring Fund had 0.00% of its total assets invested in debt securities, including debt securities issued by companies located in emerging markets.

Many of the emerging market debt securities that could be held by the Acquiring Fund are not registered with the SEC, nor are the issuers thereof subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Acquiring Fund than is available concerning U.S. companies. Foreign companies, and in particular those companies in emerging markets, may not be subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. As a result, the Acquiring Fund may have to rely to a greater degree on the Investment Adviser's financial and credit analysis with regard to the risks associated with investing in debt securities of foreign issuers.

Non-Investment Grade Securities

The Acquiring Fund may invest up to 10% of its total assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Acquiring Fund may purchase securities rated as low as D or unrated securities deemed by the Investment Adviser to be of comparable quality.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Acquiring Fund’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Adviser’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

COMPARISON OF THE FUNDS

Investment Objectives

The investment objectives of BFD and the Acquiring Fund are the same and the investment objectives of  BWC and the Acquiring Fund are substantially the same, but not identical.  The investment objective of BFD and BOE is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The investment objective of BWC is primarily to seek current income, dividends and gains, with a secondary objective of long-term capital appreciation.  The Funds' investment objectives are not a fundamental policy and may be changed without prior shareholder approval.

Investment Strategies and Restrictions

BOE and BFD, under normal market conditions, will invest at least 80% of their respective total assets in equity securities or options on equity securities or indices or sectors of equity securities.  BOE and BFD may invest up to 25% of its total assets in equity securities of issuers in emerging countries.  BOE may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets and may invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds."

BWC seeks to generate current dividends and income by investing in equity securities that pay dividends and also by investing up to 25% of its total assets in debt securities from time to time when BWC believes that it is advantageous to do so. BWC may also invest up to 25% of its total assets in equity securities of issuers in emerging countries.  Under normal market conditions, BWC invests at least 75% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities.  Moreover, BWC may invest up to 25% of its total assets in debt securities of issuers located anywhere in the world and including securities rated below investment grade.

A further comparison of the investment strategies and significant operating policies used by the Funds as of the date of the Special Meeting is set forth in the table below.  The investment strategies and significant operating policies of the combined fund will be those of BOE.

Acquiring Fund		Target Funds
BOE		BFD		BWC
General		General		General

•	Invests at least 80% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities, under normal market conditions.	•	Invests at least 80% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities, under normal market conditions.	•	Invests at least 75% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities, under normal market conditions.
•	May invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets.			•	May invest up to 25% of its total assets in debt securities of issuers located anywhere in the world and including securities rated below investment grade.
•	May invest up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds."

Non-U.S. Investments		Non-U.S. Investments		Non-U.S. Investments

•	May invest in companies located anywhere in the world.	•	May invest in the securities of non-U.S. companies without limit.	•	Same as Acquiring Fund.
•	Under normal market conditions, invests significantly (at least 40% of its total assets at the time of investment) in issuers: (i) organized or located outside the (U.S.) (including non-U.S. governments), (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which BOE considers as a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S., unless market conditions are not deemed favorable by the Investment Adviser, in which case the Acquiring Fund would invest at least 30% of its total assets at the time of investment in securities of non-U.S. companies.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	May invest up to 25% of its total assets in equity securities of issuers in emerging countries.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	Investment strategy will cause it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in BOE's portfolio will vary over time.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	Invests in the equity securities of issuers in at least three different countries, including the United States.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	As of December 31, 2008, the investment philosophy caused it to invest in issuers located in 28 countries globally, with less than 55% of BOE's equity assets invested in the United States.	•	As of December 31, 2008, the investment philosophy caused it to invest in issuers located in 24 countries globally, with less than 51% of BFD's equity assets invested in the United States.	•	As of December 31, 2008, the investment philosophy caused it to invest in issuers located in 26 countries globally, with less than 54% of BWC's equity assets invested in the United States.

Leverage		Leverage		Leverage

•	BOE currently does not intend to incur indebtedness or issue preferred shares for investment purposes.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.

Target Stocks		Target Stocks		Target Stocks

•	May invest in common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in REITs.	•	Same as the Acquiring Fund, except: • May hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector.	•	Same as Acquiring Fund.
•	May invest in companies of any size market capitalization and in companies conducting initial public offerings.

Option Strategy		Option Strategy		Option Strategy

•	Employs a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio and writing (selling) covered put options.	•	Same as Acquiring Fund.	•
Same as Acquiring Fund, except:
•    Generally writes covered put and call options with respect to approximately 50% to 60% of its total assets, although this percentage may vary from time to time with market conditions.

•	May, to a lesser extent, write (sell) covered call and put options on indices of securities and sectors of securities.
•	A substantial portion of the options written by BOE may be over-the-counter options ("OTC Options")
•	Generally writes covered put and call options with respect to approximately 45% to 65% of its total assets, although this percentage may vary from time to time with market conditions.

Strategy		Strategy		Strategy

•	The Investment Adviser seeks to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.

Dividends		Dividends		Dividends

•	Intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common shareholders.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.

Portfolio Management Team		Portfolio Management Team		Portfolio Management Team

•
Managed by a team of investment professionals comprised of:
•    Thomas P. Callan, CFA, Managing Director at BlackRock;
•    Jean M. Rosenbaum, CFA, Managing Director at BlackRock;
•    Michael D. Carey, CFA, Managing Director at BlackRock; and
•    Kyle G. McClements, CFA, Director at BlackRock.
		•	Same as Acquiring Fund.	•	Same as Acquiring Fund as well as: • Andrew Gordon, Managing Director at BlackRock.

Investment Adviser and Sub-Advisor		Investment Adviser and Sub-Advisor		Investment Adviser and Sub-Advisor

•	BlackRock Advisors, LLC is the investment adviser.	•	Same as Acquiring Fund.	•	Same as Acquiring Fund.
•	BOE does not have a sub-advisor.	•	BIM is the sub-advisor.	•	BFM is the sub-advisor.

The fundamental investment restrictions of the Funds are identical and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of a Fund's outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares).  Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. Under the fundamental investment restrictions, the Funds may not:

(1)  invest 25% or more of the value of its total assets in any single industry;

(2)  with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer;

(3)  issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(4)  make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

(5)  underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Funds may be deemed to be an underwriter;

(6)  purchase or sell real estate, except that the Funds may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Funds may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Funds' ownership of such other assets; or

(7)  purchase or sell commodities or commodity contracts for any purpose except as, and to the extent, permitted by applicable law without the Funds becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

The Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by their Boards of Trustees. The Funds may not:

(1)  make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Funds' total assets and the Funds' aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Funds may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security;

(2)  purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. Under the 1940 Act, the Funds may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Funds will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Funds advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares;

(3)  with respect to each of the Acquiring Fund and BFD, as of the date of the Special Meeting, under normal market conditions, invest less than 80% of its total assets in equity securities of companies located in countries throughout the world or options on equity securities or indices of equity securities; each of the Acquiring Fund and BFD will provide its shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Acquiring Fund unless such change was previously approved by shareholders;

(4)  solely with respect to BWC, under normal market conditions, invest less than 75% of its total assets in equity securities or options on equity securities or indices or sectors of equity securities, will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of BWC unless such change was previously approved by shareholders; and

(5)  issue senior securities or borrow money for investment purposes (except that, for the avoidance of doubt, the Funds may engage in hedging transactions, short sales, securities lending, when issued or forward commitment transactions and similar investment strategies).

In addition, to comply with U.S. federal income tax requirements for qualification as a RIC, each Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year (a) no more than 25% of the value of the Fund's total assets are invested (i) in the securities (other than U.S. government securities or securities of other RIC) of a single issuer, (ii) the securities of two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses or (iii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Code) and (b) with regard to at least 50% of the value of the Fund's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer and no investment in a single issuer represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable U.S. federal income tax requirements.

The percentage limitations applicable to the Funds' portfolio described in the prospectus and this Reorganization Statement of Additional Information apply only at the time of investment and the Funds will not be required to sell securities due to subsequent changes in the value of securities it owns.

MANAGEMENT OF THE FUNDS

The Board of Trustees

The Board of Trustees of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on Trustees of investment companies by the 1940 Act and under Delaware law.  A list of the Trustees, a brief biography for each Trustee and additional information relating to the Boards of Trustees are included in the Reorganization Statement of Additional Information.

The Investment Adviser

BlackRock Advisors, LLC, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Investment Adviser to each Fund.  The Investment Adviser is an indirect, wholly owned subsidiary of BlackRock, Inc.  Pursuant to an investment management agreement between the Investment

Adviser and the Acquiring Fund, the Acquiring Fund has agreed to pay for the investment advisory services and facilities provided by the Investment Adviser a fee payable monthly in arrears at an annual rate equal to 1.00% of the average weekly value of the Acquiring Fund’s net assets (the "Management Fee").  In addition, with the approval of the Board of Trustees, including a majority of the Independent Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on the Acquiring Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Investment Adviser who devote substantial time to the Acquiring Fund operations may be reimbursed, at cost to the Investment Adviser. The Investment Adviser may be reimbursed for employees that provide pricing, secondary market support and compliance services to the Acquiring Fund, subject to the approval of the Board of Trustees including a majority of the Independent Trustees.

In addition to the Management Fee of the Investment Adviser, the Acquiring Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, fees and expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

BIM, the sub-advisor for BFD, is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and is a wholly-owned subsidiary of BlackRock, Inc.  Pursuant to an investment management agreement between the Investment Adviser and BFD, BFD has agreed to pay for the investment advisory services and facilities provided by the Investment Adviser a management fee at an annual rate equal to 1.00% of the average daily value of BFD's net assets. The Investment Adviser will pay a sub-advisory fee to BIM equal to 74% of the management fee received by the Investment Adviser.

BFM, the sub-advisor for BWC, is located at 40 East 52nd Street, New York, New York 10022 and is a wholly-owned subsidiary of BlackRock, Inc.  Pursuant to an investment management agreement between the Investment Adviser and BWC, BWC has agreed to pay for the investment advisory services and facilities provided by the Investment Adviser a fee payable monthly in arrears at an annual rate equal to 1.00% of the average weekly value of BWC’s net assets.  The Investment Adviser will pay a sub-advisory fee to BFM equal to 50% of the management fee received by the Investment Adviser.

Currently, the Acquiring Fund does not have a sub-advisor.  After the Reorganizations, the Acquiring Fund does not expect to enter into a sub-advisory agreement.

A discussion regarding the basis for the approval of the investment management agreements by the Boards of Trustees of the Funds are available in the Funds' reports to shareholders for the period ending October 31, 2008.

Portfolio Management

The Investment Adviser serves as the investment adviser for each of the Funds and is expected to continue to serve as investment adviser for the combined fund.  As of the date of the Special Meeting, each Fund will be co-managed by the Investment Adviser's Global Opportunities Team and Boston-based Equity Derivatives Team, which will continue to co-manage the combined fund following the Reorganizations.  A description of the portfolio managers for each of BFD, BWC and BOE is discussed below.

As of the date of the Special Meeting, each Fund will be managed by a team of investment professionals comprised of Thomas P. Callan, CFA, Managing Director at BlackRock, Jean M. Rosenbaum, CFA, Managing Director at BlackRock, Michael D. Carey, CFA, Managing Director at BlackRock and Kyle G. McClements, CFA, Director at BlackRock.  Messrs. Callan and Carey and Ms. Rosenbaum are members of BlackRock’s Global Opportunities equity team and are or will be, respectively, the Acquiring Fund’s, BWC's and BFD's portfolio managers responsible for the day-to-day management of each Fund’s equity component and the selection of its investments.  Mr. McClements is a member of BlackRock’s US Equity trading group and is responsible for implementing the options strategy for each

Fund’s portfolio.  Messrs. Callan, Carey and McClements and Ms. Rosenbaum have been members of each Fund’s portfolio management team since 2005.

Thomas P. Callan, CFA, Managing Director and senior portfolio manager, is head of BlackRock’s Global Opportunities equity team. He is a portfiolio manager for all global small cap portfolios and is a strategist for all of the team’s portfolios. Mr. Callan has been a portfolio manager with BlackRock since 1998.

Jean M. Rosenbaum, CFA, Managing Director and portfolio manager, is a member of BlackRock’s Global Opportunities equity team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Ms. Rosenbaum has been a portfolio manager with BlackRock since 1998.

Michael D. Carey, CFA, Managing Director and portfolio manager, is a member of BlackRock’s Global Opportunities equity team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Mr. Carey has been a portfolio manager with BlackRock since 1998.

Kyle G. McClements, CFA, Director and equity derivatives trader, is a member of the US equity trading group. Prior to joining BlackRock in 2005, Mr. McClements was a Vice President and senior derivatives strategist responsible for equity derivative strategy and trading in the Quantitative Equity Group at State Street Research. Prior to joining State Street Research in 2004, Mr. McClements was a senior trader/analyst at Deutsche Asset Management, responsible for derivatives, equity program, technology and energy sector, and foreign exchange trading.

BWC is also managed by Andrew Gordon, Managing Director at BlackRock.  Mr. Gordon is head of BlackRock's global bond team within the Fixed Income Portfolio Management Group and is responsible for BWC’s debt component.  Mr. Gordon has been a member of BWC's portfolio management team since 2005.

Andrew Gordon, Managing Director and portfolio manager, is head of BlackRock's global bond team within the Fixed Income Portfolio Management Group. His responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income market. Mr. Gordon has been a portfolio manager with BlackRock since 1996.

The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Adviser, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Investment Adviser.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Provided to BOE by	Provided to BFD by	Provided to BWC by
Investment Adviser	BlackRock Advisors, LLC	BlackRock Advisors, LLC	BlackRock Advisors, LLC
Sub-advisor(s)	N/A	BlackRock Investment Management, LLC	BlackRock Financial Management, Inc.
Custodian	The Bank of New York Mellon	The Bank of New York Mellon	The Bank of New York Mellon
Transfer Agent, Dividend Disbursing Agent and Registrar	The Bank of New York Mellon	The Bank of New York Mellon	The Bank of New York Mellon
Accounting Services Provider	The Bank of New York Mellon	The Bank of New York Mellon	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP	Deloitte & Touche LLP	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP	Skadden, Arps, Slate, Meagher & Flom LLP	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Trustees	Debevoise & Plimpton LLP	Debevoise & Plimpton LLP	Debevoise & Plimpton LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to BOE as set forth above.  As a result of the Reorganizations, the service providers to BOE are anticipated to be the service providers to the combined fund.

Capitalization

The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Trustees.  The table below sets forth the capitalization of the Target Funds and the Acquiring Fund as of October 31, 2008, and the pro forma capitalization of the combined fund as if the Reorganizations had occurred on that date.

Capitalization as of October 31, 2008 (Unaudited)

	BOE	BFD	BWC	Reorganization Adjustments (b)	Pro Forma Combined Fund (BFD and BWC into BOE)

Net Assets (a)	$227,834,570	$480,405,183	$560,360,471	$(2,238,535)	$1,266,361,689
Common shares Outstanding	12,634,026	44,995,192	52,162,868	(39,491,340)	70,300,746
Net Asset Value	$18.03	$10.68	$10.74	$–	$18.01
___________
(a)	Based on the number of outstanding common shares listed in "Outstanding Securities of the Funds" table below.
(b)	Reflects non-recurring aggregate estimated Reorganization expenses of $979,765 of which $251,824 is attributable to BOE, $342,824 is attributable to BFD and $385,117 is attributable to BWC.

Outstanding Securities of the Funds as of October 31, 2008

Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column

BFD	unlimited	6,021	44,989,171
BWC	unlimited	8,028	52,154,840
BOE	unlimited	4,817	12,629,209

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS
General

Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees as payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of any preferential amounts payable to preferred shareholders.  Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable.  The outstanding common shares of each Fund are fully paid and nonassessable.  So long as shares of preferred stock of a Fund, if any, are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding shares of preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such shares of preferred stock would be at least 200% after giving effect to such distributions. The Funds do not currently have any preferred stock outstanding.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical.  Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer.  Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund's two most recent fiscal years, along with the net asset value and discount or premium to net asset value for each quotation.

BFD*

	Market Price		Net Asset Value		Premium (Discount)
Quarterly Period Ending	High	Low	High	Low	High	Low
January 31, 2009	$9.40	$6.13	$11.20	$8.28	-10.13%	-27.59%
October 31, 2008	$13.93	$7.36	$15.21	$9.42	-7.44%	-28.46%
July 31, 2008	$16.63	$12.65	$17.27	$14.58	2.21%	-13.96%
April 30, 2008	$16.67	$14.33	$17.13	$15.74	1.22%	-9.87%
January 31, 2008	$17.80	$14.67	$19.34	$16.13	-2.75%	-14.69%
October 31, 2007	$19.21	$15.61	$19.65	$17.66	0.70%	-11.61%
July 31, 2007	$20.71	$18.60	$20.06	$18.87	5.39%	-3.66%
April 30, 2007	$20.59	$20.00	$19.84	$19.06	5.40%	1.93%
*           BFD commenced investment operations on March 30, 2007. Prior to April 13, 2009, BFD employed the investment policies that emphasized investment in dividend paying common stocks and writing call options on indices of common stocks.  No assurance can be given that BFD's share price information would have been the same if it employed its revised trading practices prior to such date.

BWC

	Market Price		Net Asset Value		Premium (Discount)
Quarterly Period Ending	High	Low	High	Low	High	Low
January 31, 2009	$9.86	$6.85	$11.25	$8.66	-8.02%	-25.62%
October 31, 2008	$14.72	$6.67	$15.31	$9.24	-1.87%	-35.68%
July 31, 2008	$16.68	$13.68	$16.85	$15.15	1.94%	-10.47%
April 30, 2008	$16.03	$13.93	$16.54	$15.40	-0.50%	-9.93%
January 31, 2008	$17.30	$14.61	$17.74	$15.44	0.82%	-9.77%
October 31, 2007	$16.57	$13.24	$17.88	$15.45	-3.77%	-14.34%
July 31, 2007	$17.12	$15.46	$17.26	$16.31	3.00%	-6.43%
April 30, 2007	$16.78	$15.43	$16.80	$15.19	2.18%	-4.44%
January 31, 2007	$17.07	$15.33	$16.05	$15.27	7.94%	-1.03%

BOE

	Market Price		Net Asset Value		Premium (Discount)
Quarterly Period Ending	High	Low	High	Low	High	Low
January 31, 2009	$17.18	$10.81	$18.88	$14.00	-0.65%	-25.10%
October 31, 2008	$25.21	$12.13	$25.67	$15.58	1.53%	-30.53%
July 31, 2008	$27.77	$22.45	$28.11	$25.37	2.24%	-12.03%
April 30, 2008	$26.55	$23.38	$27.80	$25.69	0.42%	-9.10%
January 31, 2008	$29.48	$23.79	$29.99	$26.01	2.04%	-9.98%
October 31, 2007	$27.94	$21.90	$30.20	$25.72	-4.55%	-14.85%
July 31, 2007	$28.77	$25.13	$29.16	$27.49	1.98%	-9.69%
April 30, 2007	$28.50	$24.80	$28.29	$25.13	3.91%	-2.24%
January 31, 2007	$28.77	$25.92	$26.97	$25.32	8.62%	1.70%

As of October 31, 2008, (i) the net asset value per common share of BFD was $10.68 and the market price per common share was $9.13, representing a discount to net asset value of -14.51%, (ii) the net asset value per common share of BWC was $10.74 and the market price per common share was $9.22, representing a discount to net asset value of -14.15%, and (iii) the net asset value per common share of BOE was $18.03 and the market price per common share was $15.89, representing a discount to net asset value of -11.87%.  As of January 31, 2009, (i) the net asset value per common share of BFD was $9.28 and the market price per common share was $8.34, representing a discount to net asset value of -10.13%, (ii) the net asset value per common share of BWC was $9.55 and the market price per common share was $8.36, representing a discount to net asset value of -12.46%, and (iii) the net asset value per common share of BOE was $16.02 and the market price per common share was $15.42, representing a discount to net asset value of -3.75%.  Common shares of each of the Funds have historically traded at both a premium and a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in each Fund by setting forth the average total returns for the Funds.  A Fund's past performance does not necessarily indicate how such Fund will perform in the future.  This may be particularly true for BFD because, prior to April 13, 2009, BFD employed the investment policies that emphasized investment in dividend paying common stocks and writing call options on indices of common stocks and restructured its portfolio after that date.  Pursuant to the April 13, 2009 restructuring of its portfolio, BFD will employ a strategy of investing in equity securities of companies located in countries throughout the world without emphasis on the level of dividends paid by the companies and options on individual equity securities rather than indices of equity securities.

Average Annual Total Returns as of October 31, 2008

	Based on Net Asset Value				Based on Market Price
	1 Year	5 Years	10 Years	Inception(a)	1 Year	5 Years	10 Years	Inception(a)
BFD	-38.56%	---	---	-22.71%	-42.44%	---	---	-31.97%
BWC	-34.34%	---	---	0.83%	-39.20%	---	---	-5.61%
BOE	-35.08%	---	---	1.11%	-38.15%	---	---	-3.86%
____________
(a) BFD, BWC and BOE commenced investment operations on March 30, 2007, October 27, 2005 and May 31, 2005, respectively.

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the combined fund.  The dividend and distribution policies of the Target Funds are similar to that of the Acquiring Fund.  The Acquiring Fund intends to make regular quarterly cash distributions. The Acquiring Fund will distribute to common shareholders at least annually all or substantially all its investment company taxable income. The Acquiring Fund intends to pay any capital gains distributions at least annually. The 1940 Act generally limits the Acquiring Fund to one capital gain distribution per year, subject to certain exceptions. The Acquiring Fund has applied to the SEC for relief that would permit the Acquiring Fund to distribute capital gains more frequently. There can be no assurance the Acquiring Fund will receive such relief.

The tax treatment and characterization of the Acquiring Fund's distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund's investments. In light of the Acquiring Fund's investment policies, the Acquiring Fund anticipates that the 1940 Act will require it to accompany each quarterly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund's net investment company taxable income and net capital gains for the relevant fiscal year. In such situations, the amount by which the Acquiring Fund's total distributions exceed its net investment company taxable income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund's current income and current gains, such as its asset mix, and the Acquiring Fund's use of options. To permit the Acquiring Fund to maintain a more stable quarterly distribution, the Acquiring Fund may from time to time distribute less than the entire amount of income and gains earned in a particular period. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular quarterly period may be more or less than the amount of income and gains actually earned by the Acquiring Fund during that period. Undistributed income and gains will add to the Acquiring Fund's net asset value and, correspondingly, distributions from undistributed income and gains will deduct from the Acquiring Fund's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Acquiring Fund issued by the Acquiring Fund or purchased in the open market in accordance with the Acquiring Fund's dividend reinvestment plan unless an election is made to receive cash.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for a shareholder's common shares of the Acquiring Fund will be automatically reinvested by BNY Shareowner Services (the "Plan Agent"), agent for shareholders in administering the Acquiring Fund's Dividend Reinvestment Plan (the "Plan"), in to additional common shares of the Acquiring Fund. If a registered owner of common shares elects not to participate in the Plan, the shareholder will receive all dividends in cash paid by check mailed directly to the shareholder (or, if the shares are held in street or other nominee name, then to such nominee) by BNY Shareowner Services, as dividend disbursing agent. The shareholder may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting BNY Shareowner Services, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on the shareholder's behalf and may re-invest that cash in additional common shares of the Acquiring Fund for the shareholder. If the shareholder wishes for all dividends declared on the shareholder's common shares of the Acquiring Fund to be automatically reinvested pursuant to the Plan, the shareholder should contact the shareholder's broker.

The Plan Agent opens accounts for common shareholders under the Plan in the same name in which such common shareholders' common shares are registered. Whenever the Acquiring Fund declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Acquiring Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NYSE or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Acquiring Fund will pay quarterly dividends. Therefore, the period during which open-market purchases can be made shall not exceed 30 days after the payment date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Acquiring Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.  Participants that request a sale of shares through the Plan Agent are subject to a brokerage commission of $0.02 per share sold.

The Acquiring Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at BNY Shareowner Services, Dividend Reinvestment Department, P.O. Box 358035, Pittsburgh, PA 15252; telephone: 1-866-216-0242.

GOVERNING LAW

Each Fund is organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware.  BFD was organized on January 10, 2007 and commenced investment operations on March 30, 2007; BWC was organized on August 19, 2005 and commenced operations on October 27, 2005; and the Acquiring Fund was organized on March 9, 2005 and commenced investment operations on May 31, 2005.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws.  Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

Each Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees for each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, each Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of common shares of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period.

For the purposes of calculating "a majority of the outstanding voting securities" under each Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Each Fund's Agreement and Declaration of Trust also provides that each Fund may be liquidated upon the approval of 80% of the Trustees.

The Boards of Trustees have determined that provisions with respect to the Boards of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in each Fund's Agreement and Declaration of Trust, which is on file with the SEC.

The Agreement and Declaration of Trust of each Fund further provides that, no Trustee or officer of the Fund will be subject in such capacity to any personal liability whatsoever to any person, except only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons will look solely to the Fund property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.  The Agreement and Declaration of Trust of each Fund further provides that the Fund will indemnify each Trustee or officer of the Fund against any liabilities and expenses; however, no indemnitee will be indemnified against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

CONVERSION TO OPEN-END FUND

To convert each Fund to an open-end investment company, each Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Fund to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies. Therefore, shareholders should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

VOTING RIGHTS

Voting rights are identical for the holders of each Fund's common shares.  Common shareholders of each Fund are entitled to one vote for each common share held.  Except as set forth above under "Certain Provisions of the Agreement and Declaration of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, if any, preferred shareholders have no voting rights.  When preferred shareholders are entitled to vote, they are also entitled to cast one vote per share of preferred stock held.

The Funds have not issued any preferred shares. If a Fund were to issue preferred shares, the preferred shareholders, voting as a class, would be entitled to elect two of the Fund's Trustees.  Under the 1940 Act, if at any time dividends on a Fund's shares of preferred stock are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a class, are entitled to elect a majority of the Fund's Trustees until all dividends have been paid or declared and set apart for payment.

The affirmative vote of a majority of the preferred shareholders of a Fund, voting as a class, would be required to amend, alter or repeal any of the preferences, rights or powers of preferred shareholders so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of preferred shares authorized to be issued.  Unless a higher percentage is provided for under "Certain Provisions of the Agreement and Declaration of Trust" above, the affirmative vote of the holders of a majority of a Fund's outstanding preferred shares, voting as a class, would be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in a Fund's investment objective or changes in a Fund's fundamental investment restrictions.

FINANCIAL HIGHLIGHTS

Acquiring Fund

The following schedule presents financial highlights for one common share of the Acquiring Fund outstanding throughout the periods indicated:

BlackRock Global Opportunities Equity Trust (BOE)
	Year Ended October 31,			Period May 31, 2005[1] through October 31,
	2008	2007	2006	2005
Per Share Operating Performance

Net asset value, beginning of period	$31.09	$26.72	$23.77	$23.88[2]
Net investment income	0.39	0.55	0.58	0.37
Net realized and unrealized gain (loss)	(10.39)	6.32	4.64	0.13
Net increase (decrease) from investment operations	(10.00)	6.87	5.22	0.50
Dividends and distributions from:
Net investment income	(0.56)	(0.36)	(0.59)	(0.23)
Net realized gain	(2.48)	(2.14)	(1.68)	(0.33)
Tax return of capital³	(0.02)	—	—	—
Total dividends and distributions	(3.06)	(2.50)	(2.27)	(0.56)
Offering costs resulting from the issuance of shares	—	—	—	(0.05)
Net asset value, end of period	$18.03	$31.09	$26.72	$23.77
Market price, end of period	$15.89	$28.76	$27.61	$23.88
Total Investment Return[4]

Based on net asset value	(35.08)%	27.47%	24.48%	0.81%[5]
Based on market price	(38.15)%	14.11%	26.64%	(2.21)%[5]
Ratios to Average Net Assets

Total expenses	1.14%	1.15%	1.16%	1.19%[6]
Net investment income	1.60%	1.87%	2.45%	3.66%[6]
Supplemental Data

Net assets, end of period (000)	$227,835	$389,741	$331,744	$294,195
Portfolio turnover	120%	111%	184%	55%

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from the initial offering price of $25.00 per share.
3	Distributions in excess of net investment income and net realized gain.
4
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

5	Aggregate total investment return.
6	Annualized.

Target Funds

The following schedule presents financial highlights for one common share of each Target Fund outstanding throughout the periods indicated:

BlackRock Global Equity Income Trust (BFD)[1]
	Year Ended October 31,	Period March 30, 2007[2] through October 31,
	2008	2007
Per Share Operating Performance

Net asset value, beginning of period	$19.65	$19.10[3]
Net investment income	0.41	0.28
Net realized and unrealized gain (loss)	(7.48)	1.25
Net increase (decrease) from investment operations	(7.07)	1.53
Dividends and distributions from:
Net investment income	(0.41)	(0.28)
Net realized gain	—	(0.08)
Tax return of capital[4]	(1.49)	(0.59)
Total dividends and distributions	(1.90)	(0.95)
Offering costs resulting from the issuance of shares	—	(0.03)
Net asset value, end of period	$10.68	$19.65
Market price, end of period	$9.13	$17.93
Total Investment Return[5]

Based on net asset value	(38.56)%	8.09%[6]
Based on market price	(42.44)%	(5.81)%[6]
Ratios to Average Net Assets

Total expenses	1.11%	1.11%[7]
Net investment income	2.66%	2.12%[7]
Supplemental Data

Net assets, end of period (000)	$480,405	$884,210
Portfolio turnover	72%	39%

1
Reflects information during a period in which BFD's investment policies emphasized investment in dividend paying common stocks and an option writing strategy focused on writing call options on indices of common stocks.  As of April 13, 2009, these policies were changed to no longer emphasize dividend paying common stocks and to emphasize writing call options on individual common stocks instead of indices.

2	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
3	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
4	Distributions in excess of net investment income and net realized gain.
5
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

6	Aggregate total investment return.
7	Annualized.

BlackRock World Investment Trust (BWC)
	Year Ended October 31,			Period October 27, 2005[1] through October 31,
	2008	2007	2006	2005
Per Share Operating Performance

Net asset value, beginning of period	$18.64	$16.35	$14.42	$14.33[2]
Net investment income	0.25	0.30	0.30	—
Net realized and unrealized gain (loss)	(6.20)	3.74	2.88	0.11
Net increase (decrease) from investment operations	(5.95)	4.04	3.18	0.11
Dividends and distributions from:
Net investment income	(0.24)	(0.25)	(0.34)	—
Net realized gain	(1.71)	(1.50)	(0.91)	—
Total dividends and distributions	(1.95)	(1.75)	(1.25)	—
Offering costs resulting from the issuance of shares	—	—	—	(0.02)
Net asset value, end of period	$10.74	$18.64	$16.35	$14.42
Market price, end of period	$9.22	$17.28	$16.59	$15.08
Total Investment Return[3]

Based on net asset value	(34.34)%	26.48%	22.47%	0.80%[4]
Based on market price	(39.20)%	15.56%	18.99%	0.53%[4]
Ratios to Average Net Assets

Total expenses	1.10%	1.11%	1.10%	1.23%[5]
Net investment income	1.58%	1.62%	2.04%	2.59%[5]
Supplemental Data

Net assets, end of period (000)	$560,360	$970,821	$849,947	$672,981
Portfolio turnover	123%	110%	153%	—%

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
3
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.
5	Annualized.

INFORMATION ABOUT THE REORGANIZATIONS

General

Under the Reorganization Agreements (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Common Shares to be issued by the Acquiring Fund.  The Acquiring Fund Common Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds' common shares, less the costs of the Reorganizations (though cash may be paid in lieu of any fractional common shares).  The Target Funds will subsequently distribute the Acquiring Fund Common Shares to the Target Funds' common shareholders.  As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under Delaware law.

The Target Funds will distribute the Acquiring Fund Common Shares received by them pro rata to the holders of record of their common shares, as applicable.  Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common shareholders of the Target Funds and transferring to those shareholder accounts the Acquiring Fund Common Shares previously credited on those books to the accounts of the Target Funds.  Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional common shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole common shares) due such shareholder.  No fractional Acquiring Fund Common Shares will be issued (except for common shares held in a Plan account).  In the event of fractional common shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates.  See "Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each common shareholder of a Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund common shares immediately prior to the Closing Date.  Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations.  Thus, the Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization.  However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds.  No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Common Shares in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements.  The terms of each Reorganization Agreement are similar.  This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Reorganization Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Time").  The valuation procedures are the same for each Fund:  The net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time.  For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of the issuing Fund is divided by the total number of common shares of the issuing Fund outstanding at such time.  Daily expenses, including the fees payable to the Investment Adviser, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement.  The obligations of each Fund pursuant to its Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of each Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of Trustees of either Fund may cause a Reorganization to be postponed or abandoned in certain circumstances, should such Board of Trustees determine that it is in the best interests of the shareholders of its respective Fund to do so.

The Reorganization Agreements may be terminated, and the Reorganizations abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed:  (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board of Trustees.

Surrender and Exchange of Share Certificates

The Acquiring Fund shall issue to the Target Funds certificates or share deposit receipts for the Acquiring Fund Common Shares registered in the name of the Target Funds.  Each Target Fund shall then distribute the Acquiring Fund Common Shares to the shareholders of such Target Fund by redelivering the certificates or share deposit receipts evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the shareholders of such Target Fund on the basis of such shareholders' proportionate interests in the aggregate net asset value of such Target Fund's common shares.  With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund common shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by such Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares until notified by such Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund common shares or, in the event of lost certificates, posted adequate bond.  Each Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund common shares or post adequate bond therefor.

Please do not send in any share certificates at this time.  Upon consummation of the Reorganization, shareholders of the Target Funds will be furnished with instructions for exchanging their stock certificates for Acquiring Fund stock certificates and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds.  If, after the Closing Date, certificates representing common shares of a Target Fund are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to such Target Fund's common shares in the Reorganization.

Expenses of the Reorganizations

The Target Funds and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate.  Moreover, regardless of whether the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology, as appropriate.  Neither the Funds nor the Investment Adviser will pay any shareholder expenses arising out of or in connection with the Reorganization.

REASONS FOR THE REORGANIZATIONS

The factors considered by the Board of Trustees with regard to the Reorganizations include, but are not limited to, the following:

•	The fact that the investment objectives and policies of the Funds are similar (but not identical). See "Comparison of the Funds."

Through the Reorganizations, shareholders will be invested in a combined fund with similar (but not identical) objectives and strategies as the Target Funds and, as a result, the style and risk/return profile of the combined fund will remain comparable to those of a Target Fund shareholders' current investments, subject to the differences described in "Comparison of the Funds."

•	The expectation that the Acquiring Fund will have a projected annual operating expense ratio that is lower than that of the Target Funds prior to the Reorganizations.

Each Board of Trustees reviewed data presented by the Investment Adviser showing that common shareholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization.  The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently.  Certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.  The anticipated reduced annual operating expense ratio as a result of the Reorganizations ranges from 0.07% of total annual expenses for the Acquiring Fund if both Reorganizations are approved to 0.01% of total annual expenses of BWC if only the Reorganization of BWC into BOE is approved.

•
The Board of Trustees of BFD considered that, if BFD is not reorganized into the Acquiring Fund, the Investment Adviser would recommend to the Board of Trustees of BFD that it substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

If BFD is not reorganized into the Acquiring Fund, the Investment Adviser also anticipates that it would recommend to BFD's Board of Trustees that the dividend rate for BFD be reduced.  Recently, BFD has declared distributions at an annual rate equal to 28.65%, calculated with reference to the closing stock price on the NYSE on February 27, 2009.  Prior year distributions have included substantial returns of capital.  Because the Investment Adviser believes that continued payment of such substantial returns of capital would not be in the best interests of BFD or its investors, the Investment Adviser currently anticipates that, if BFD is not reorganized into the Acquiring Fund, it would recommend to BFD's Board of Trustees that its dividend be lowered substantially, which may adversely affect the price at which the common shares of BFD trade on the NYSE.  The possible reduction of BFD's distribution rate would be dependant upon market conditions at the time any such recommendation was made to BFD's Board of Trustees, and any such reduction may be smaller or larger than the Investment Adviser may estimate.  For comparative purposes, the Acquiring Fund recently has declared distributions at an annual rate equal to 17.76%, calculated with reference to the closing stock price on the NYSE on February 27, 2009.  Of course, the distribution rate of the Acquiring Fund will be affected from time to time by the investment performance of the Acquiring Fund and no assurance can be given that the distribution rate of the Acquiring Fund will not be reduced in the future.

•	The relative performance history of each Fund.

The Board of Trustees of each Fund reviewed the relative performance of each Fund over different time periods compared to each other.  Prior to April 13, 2009, however, BFD had a policy of seeking to achieve its investment objective by investing primarily in a diversified portfolio of domestic and foreign common stocks that pay dividends and writing (selling) index call options with respect to a portion of its common stock portfolio.  On April 13, 2009, BFD will change its investment policies and begin seeking to achieve its investment objective by investing primarily in equity securities issued by companies located throughout the world with no emphasis on their dividend rate and writing (selling) options that generally focus on individual common stocks instead of indices.  Accordingly, performance history for the period prior to April 13, 2009 may not reflect BFD's performance had BFD employed its revised investment policies during that period.  Because the combined fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganizations.  As such, the combined fund will assume the performance history of the Acquiring Fund at the closing of the Reorganizations.

•	The expectation that the Acquiring Fund may achieve certain potential benefits from its larger net asset base.

The larger net asset base of the Acquiring Fund may permit the Acquiring Fund to achieve certain economies of scale, as certain costs can be spread over a larger asset base, and the larger Acquiring Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.  Further, the larger net asset base will provide greater liquidity to the combined fund.

•	Shareholders will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations, as the Reorganizations are intended to be tax-free transactions.

The Reorganizations provide for tax-free transfers of substantially all the assets and certain stated liabilities of the Target Funds in exchange for Acquiring Fund Common Shares.  Shareholders will receive Acquiring Fund Common Shares equivalent to the aggregate net asset value of their Target Fund common shares and will pay no U.S. federal income tax on the transaction.

•	The portfolio management team who will manage the Acquiring Fund and the portfolio management team's investment style and strategies.

Shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Acquiring Fund and the team's commitment to the investment style and strategies to be used in managing the assets of the Acquiring Fund.  See "Comparison of the Funds—Management of the Funds."

Subsequent to the completion of the 60 day notice period to shareholders and the adoption of the revised non-fundamental policy, the portfolio guidelines of BFD will be substantially similar to that of the Acquiring Fund; accordingly, it is expected that BFD will be repositioned by its new portfolio management team to closely resemble Acquiring Fund prior to the closure of the proposed Reorganization.  As a result, it is not anticipated that there will be significant disposition of the holdings in either BFD or BWC as a result of the proposed Reorganizations.  In addition, nothing will require either the Target Funds or the Acquiring Fund to dispose of holdings in the Target Funds' portfolios if, in the reasonable judgment of the Target Funds' Boards of Trustees or of the Acquiring Fund or the Investment Adviser of the Funds, such disposition would adversely affect the tax-free nature of the Reorganizations for U.S. federal income tax purposes.

•	The expectation that shareholders will receive substantially the same services available as shareholders of the Acquiring Fund as they did as shareholders of the Target Funds.

The Board of Trustees of each Fund believes that the Reorganization would benefit shareholders of the Funds, based on a number of factors, including that shareholders would not be diluted with respect to net asset value; the relative similarity of the investment strategies and policies of the two Funds; the larger net asset base of the Acquiring Fund after the Reorganizations; the capabilities of the management team of the Acquiring Fund, that would manage the combined fund; and the possibility of achieving economies of scale going forward.  Considering these and other reasons, the Board of Trustees of each Fund unanimously concluded that consummation of the Reorganizations is in the best interests of each Fund and its shareholders and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of the Reorganizations.  The approval determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of each Reorganization.  The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  The summary of U.S. federal income tax consequences is for general information only.  The Funds' shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code.  As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•
No gain or loss will be recognized by a Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of a Target Fund in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of a Target Fund and the subsequent liquidation of a Target Fund.

•	No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of his Target Fund common shares solely for Acquiring Fund Common Shares pursuant to a

Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•
The aggregate tax basis of the Acquiring Fund Common Shares received by a shareholder of a Target Fund pursuant to a Reorganization will be the same as the aggregate tax basis of his Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•
The holding period of the Acquiring Fund Common Shares received by a shareholder of a Target Fund pursuant to a Reorganization will include the holding period of his Target Fund common shares surrendered in exchange therefor.

•
A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with a Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund Common Share.  Each Target Fund shareholder, that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and such Target Fund shareholder’s tax basis in the Target Fund common share allocable to the fractional Acquiring Fund Common Share.  The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for such Target Fund common shares is more than one year as of the date of the Reorganization is consummated.

•
The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to such Reorganization, and the Acquiring Fund's holding period for such assets will, in each instance, include the period during which the assets were held by such Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each of the Target Funds and their shareholders.

The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date.  In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and each Target Fund and assume, among other things, that each Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein.  An opinion of counsel is not binding on the IRS or any court.

Prior to the Closing Date, each Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund's investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain, if any, through the Closing Date.  Such distributions will be taxable to the Target Fund shareholders.

The Funds have capital loss carryforwards that, in the absence of the Reorganizations, would generally be available to offset their respective capital gains.  If, however, either or both of the Reorganizations were to occur, then the Acquiring Fund would undergo an “ownership change” for U.S. federal income tax purposes (because the Acquiring Fund is significantly smaller than either of the Target Funds) and, accordingly, the Acquiring Fund’s use of its own capital loss carryforwards (and certain “built-in-losses”) would be significantly limited by the operation of the tax loss limitation rules of the Code.  In addition, if both the Reorganizations were to occur, then each of the Target Funds would undergo an “ownership change” for U.S. federal income tax purposes (because each Target Fund is smaller than the combined Acquiring Fund and Target Funds) and, accordingly, the Acquiring Fund’s use of each Target Fund’s capital loss carryforwards (and certain “built-in-losses”) would be significantly limited by the operation of the tax loss limitation rules of the Code.  For each Fund, the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change income to a specific "annual loss limation amount" (generally the product of the fair market value of the stock of such fund (with certain adjustments)) immediately prior to the Reorganization and a rate established by the IRS (for example, the rate is 5.49% for January, 2009).  Subject to certain limitations, any unused portion of these losses may be available in subsequent years.  If only one of the two Reorganizations, and not both, were to occur, then the participating Target Fund’s capital loss carryforwards, which the Acquiring Fund would succeed to in the Reorganization, should not be limited solely by reason of the Reorganization (because each Target Fund is significantly larger than the Acquiring Fund).

Due to the operation of these loss limitation rules, it is possible that shareholders of all of the Funds if both Reorganizations were to occur (or solely shareholders of the Acquiring Fund, if only one of the two Reorganizations were to occur), may receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably-taxed “qualified dividend income”) if such capital gains are short-term or as favorably-taxed capital gain dividends if such capital gains are long term.  If both Reorganizations, or only one of the two Reorganizations, were to occur, the actual financial impact of the loss limitation rules on the shareholder of a participating Fund, whose losses are subject to the loss limitation rules, would depend upon many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether in the absence of the Reorganization such Fund would generate capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), prior to their expiration, in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the combined Funds if the Reorganization were to occur, and the timing of each Fund shareholder’s disposition of his, her or its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses).  Shareholders of all the Funds are strongly urged to consult their own tax advisors in this regard.

SHAREHOLDER APPROVAL

Under the Agreement and Declaration of Trust of each Target Fund, relevant Delaware law and the rules of the NYSE, shareholder approval of each Reorganization requires the affirmative vote of shareholders of the respective Target Fund representing the lesser of (i) 67% of the common shares represented at the Special Meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares of the respective Target Fund.

PROPOSAL 2:  ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: Reorganizations of the Target Funds" above, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for Acquiring Fund Common Shares.  Each Target Fund will distribute Acquiring Fund Common Shares to its common shareholders, and will then terminate its registration under the 1940 Act and dissolve under Delaware law.  The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit the holders of Acquiring Fund Common Shares.

The aggregate net asset value of Acquiring Fund Common Shares issued in each Reorganization will equal the aggregate net asset value of the Target Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional common shares).  The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of each Reorganization.  No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with either Reorganization.  The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with the Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such common shares on the NYSE.  While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganizations, Section 312.03(c) of the NYSE Listed Company Manual requires the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.

Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of votes cast by shareholders of the Acquiring Fund, provided that total votes cast on the proposal represents over 50% of all securities entitled to vote on the matter.  For more information regarding voting requirements, see "Other Information—Voting Information and Requirements," below.

OTHER INFORMATION

VOTING INFORMATION AND REQUIREMENTS
General

A list of shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.

Record Date

The Funds' Boards of Trustees have fixed the close of business on March 12, 2009 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.  Shareholders on the Record Date will be entitled to one vote for each common share held, with no shares having cumulative voting rights.  At the Record Date, BFD had outstanding 44,995,192 common shares, BWC had outstanding 52,162,868 common shares and the Acquiring Fund had outstanding 12,634,026 common shares.

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below.  Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Computershre Fund Services ("Computershare"), or by "touch-tone" telephone voting.  The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting.  To use the Internet, please access the Internet address found on your proxy card.  To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card.  The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly.  Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.  Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person.  The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein.  Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal.  Abstentions and broker non-votes (i.e., where a nominee such as a broker holding common shares for beneficial owners' votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

With respect to Proposal 1, abstentions and broker non-votes will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of each Target Fund's outstanding common shares.  With respect to Proposal 2, abstentions will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal.  Broker non-votes will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of common shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

With respect to each proposal, a majority of the outstanding common shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.  Abstentions and broker non-votes will be deemed present for quorum purposes.

SHAREHOLDER INFORMATION

As of March 12, 2009, the Record Date, the officers and Trustees of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund, and no person owned of record or, to the knowledge of a Fund, beneficially 5% or more of the outstanding common shares of each such Fund, except as follows:

	Shareholder	Address	Holdings (common shares)	Percentage Owned
BWC	Morgan Stanley*	1585 Broadway, New York, NY 10036	2,719,490	5.21%
____________

* Indicates record holders that do not beneficially hold the shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the SEC and the NYSE, reporting their affiliation with a Fund and their ownership and changes in ownership of Fund common shares.  These persons and entities are required by SEC regulation to furnish a Fund with copies of all such forms they file.  Based on a review of these forms furnished to each Fund, each Fund believes that, during its last fiscal year, its Trustees, officers, Investment Adviser and affiliated persons of the Investment Adviser complied with the applicable filing requirements.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made.  Timely submission of a proposal does not necessarily mean that such proposal will be included.  Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, NY 10022, Attention: Howard B. Surloff.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about March 30, 2009.  Shareholders of the Target Funds whose common shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.  In addition to the solicitation of proxies by mail, employees of the Investment Adviser and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication.  The Funds and the Investment Adviser have retained Computershare, 280 Oser Avenue, Hauppauge, NY 11788, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Computershare's services in connection with the proxy is approximately $84,973 for BFD, $106,504 for BWC and $41,081 for BOE.  In addition, Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, New York 11717, will assist the Funds in the distribution of proxy materials. The cost of Broadridge's services in connection with the proxy is approximately $70,419 for BFD, $86,530 for BWC and $33,847 for BOE.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations and the issuance of Acquiring Fund Common Shares will be passed upon by Skadden Arps, which serves as special counsel to the Target Funds and the Acquiring Fund.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of Deloitte & Touche LLP may attend the Special Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Failure of a quorum to be present at the Special Meeting, or any adjournment thereof, will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the respective Fund present in person or by proxy and entitled to vote at the time of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the respective Fund's shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly.  No postage is necessary if the enclosed proxy card is mailed in the United States.

Donald C. Burke President and Chief Executive Officer BlackRock Global Equity Income Trust BlackRock World Investment Trust BlackRock Global Opportunities Equity Trust

March 30, 2009

The information in this Reorganization Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This Reorganization Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated March 26, 2009

REORGANIZATION STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
BLACKROCK GLOBAL EQUITY INCOME TRUST
AND
BLACKROCK WORLD INVESTMENT TRUST
BY AND IN EXCHANGE FOR SHARES OF
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST

Dated March 30, 2009

This Reorganization Statement of Additional Information is available to the shareholders of BlackRock Global Equity Income Trust ("BFD") and BlackRock World Investment Trust ("BWC") (each such fund being referred to herein individually a "Target Fund" and collectively as the "Target Funds")  in connection with proposed reorganizations (each a "Reorganization" and, collectively, the "Reorganizations") whereby BlackRock Global Opportunities Equity Trust ("BOE" or the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued common shares, par value $0.001 per share ("Acquiring Fund Common Shares"). The Target Funds will distribute Acquiring Fund Common Shares to common shareholders of the Target Funds, and will then terminate their registrations under the Investment Company Act of 1940 (the "1940 Act") and dissolve under Delaware law.  A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Reorganization Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated March 30, 2009 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund.  A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at P.O. Box 9011, Princeton, NJ 08543-9011, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Reorganization Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Reorganization Statement of Additional Information is a part.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND	S-3
RISK FACTORS AND SPECIAL CONSIDERATIONS	S-10
TRUSTEES AND OFFICERS	S-12
INVESTMENT MANAGEMENT AGREEMENTS	S-20
OTHER AGREEMENTS	S-22
FUND MANAGEMENT	S-23
OTHER INFORMATION	S-30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-31
FINANCIAL STATEMENTS	S-31
PRO FORMA FINANCIAL STATEMENTS	S-31
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B PRO FORMA FINANCIAL STATEMENTS	B-1
APPENDIX C PROXY VOTING POLICIES	C-1
APPENDIX D GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS	D-1

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

The following information supplements the discussion of the Acquiring Fund's investment objective, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Short-Term Debt Securities

 For temporary defensive purposes or to keep cash on hand, the Acquiring Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

(1)  U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)  Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Equity Securities

While the Acquiring Fund primarily invests in common stocks, it may also invest in other equity securities including preferred stocks, convertible securities, warrants, depository receipts and equity interests in real estate investment trusts. The Target Funds also are permitted to invest in these other types of equity securities.

Preferred Stock.    Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants.    Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span. The purchase of warrants involves the risk that the Acquiring Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the value level of the underlying security.

 Depository Receipts.    The Acquiring Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

 Real Estate Investment Trusts ("REITs").    In pursuing its investment strategy, the Acquiring Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Acquiring Fund from REITs may consist of dividends, capital gains, and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Acquiring Fund’s investment strategy results in investing in REIT shares, the percentage of the Acquiring Fund’s dividend income received from REIT shares will likely exceed the percentage of the Acquiring Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by the Acquiring Fund from REIT shares and distributed to the Acquiring Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Acquiring Fund that shareholders of the Acquiring Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

Non-Investment Grade Securities

The Acquiring Fund may invest up to 10% of its total assets in securities rated below investment grade such as those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Adviser to be of comparable quality. Securities rated Ba and below by Moody’s and Fitch are judged to have speculative elements; their future cannot be regarded as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Acquiring Fund to sell securities or could result in lower prices than those used in calculating the Acquiring Fund’s net asset value. The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not reflect the potential market value of such obligations. Therefore, although these ratings may be a useful initial criterion for selection of portfolio investments, the Investment Adviser will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Adviser’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Strategic Transactions and Risk Management

 Consistent with its investment objectives and policies set forth in the prospectus and in addition to its option strategy, the Acquiring Fund may also enter into certain risk management transactions. In particular, the Acquiring Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts and forward foreign currency contracts, and may enter into various interest rate transactions.  Such Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Acquiring Fund to manage them successfully will depend on the Investment Adviser’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Acquiring Fund may use are described below. Although the Acquiring Fund recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Acquiring Fund may seek to use these strategies in certain circumstances.

Futures Contracts and Options on Futures Contracts.    In connection with its Strategic Transactions and other risk management strategies, the Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.

Forward Foreign Currency Contracts.     The Acquiring Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Acquiring Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Acquiring Fund intends to acquire. The Acquiring Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Acquiring Fund may also use forward currency contracts to shift the Acquiring Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Acquiring Fund owns securities denominated in a foreign currency and the Investment Adviser believes that currency will decline relative to another currency, the Acquiring Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Acquiring Fund may also purchase forward currency contracts to enhance income when the Investment Adviser anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Acquiring Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Acquiring Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Acquiring Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Acquiring Fund’s existing investments are denominated. The Acquiring Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Investment Adviser anticipates that there will be a correlation between currencies. The cost to the Acquiring Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Acquiring Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit from the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Acquiring Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Acquiring Fund might be unable to close out a forward currency contract. In either event, the Acquiring Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Acquiring Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. Accurate projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.

Calls on Securities, Indices and Futures Contracts.    In addition to its option strategy, in order to enhance income or reduce fluctuations on net asset value, the Acquiring Fund may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts.    In addition to its option strategy, the Acquiring Fund may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Acquiring Fund may also sell puts on securities, indices or futures contracts on such securities if the Acquiring Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.

Interest Rate Transactions.    Among the Strategic Transactions which the Acquiring Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund intends to use these transactions for risk management purposes and not as a speculative investment. The Acquiring Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Investment Adviser and the Acquiring Fund believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies in place pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Derivatives.    The Acquiring Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser was incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Investment Adviser was correct in its forecasts, there is a risk that a credit derivative position might correlate imperfectly with the price of the asset or liability being purchased.  There is limit on the amount of credit derivative transactions that may be entered with respect to fixed income securities because 80% of its total assets will be invested in equity securities or options on equity securities or indices or sectors of equity securities.  The Acquiring Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Acquiring Fund purchases a default option on a security, and if no default occurs with respect to the security, the Acquiring Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Acquiring Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

Appendix D contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Acquiring Fund’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are:  (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Acquiring Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Investment Adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Acquiring Fund being in a worse position than if such techniques had not been used.

Restricted and Illiquid Securities

Certain of the Acquiring Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Acquiring Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Acquiring Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered and that the Acquiring Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Repurchase Agreements

As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund's and the Target Funds' risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Acquiring Fund's investment objective, policies and techniques.

Non-U.S. Securities Risk

Since the Acquiring Fund may invest without limitation in equity and debt securities of non-U.S. securities issuers, it offers the potential for more diversification than a fund that invests only in issuers domiciled in the United States.  This is because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States.  However, such investments involve special risks not present in U.S. investments that can increase the chances that the Acquiring Fund will lose money.  In particular, prices of foreign securities may go up and down more than prices of securities traded in the United States.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in non-U.S. securities also may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investment in their capital markets or in certain industries.  Any of these actions could severely affect securities prices, impair the Acquiring Fund's ability to purchase or sell foreign securities or transfer the Acquiring Fund's assets or income back into the United States, or otherwise adversely affect the Acquiring Fund's operations.

Other non-U.S. securities risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does.  Some countries may not have laws to protect investors the way that the U.S. securities laws do.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Investment Adviser to completely and accurately determine a company's financial condition.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Acquiring Fund to carry out transactions.  If the Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period.  If the Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines, or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable for any losses incurred.

Portfolio Turnover Risk

The Acquiring Fund will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences or brokerage costs to shareholders.  Although the Acquiring Fund cannot accurately predict its annual portfolio turnover rate, it is expected that the portfolio turnover rate of the Acquiring Fund will be greater than that of BFD and similar to that of BWC.  As of October 31, 2008, the yearly turnover rates for BFD, BWC and the Acquiring Fund were 72%, 123% and 120%, respectively.  However, after the April 13, 2009 restructuring of its portfolio, BFD expects that its portfolio turnover rate will be similar to that of the Acquiring Fund and BWC.  The Acquiring Fund's annual portfolio turnover rate may continue to be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Acquiring Fund's investment strategy so dictates.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund.  High portfolio turnover may result in the realization of net short term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income.

TRUSTEES AND OFFICERS

General

The Board of Trustees of each Fund currently consists of 12 individuals, 10 of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Trustees").  The Trustees are responsible for the oversight of the operations of the Acquiring Fund and perform the various duties imposed on the Trustees of investment companies by the 1940 Act.  The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.  The Trustees and officers of the Acquiring Fund hold the same positions in each Target Fund.

As a result of the merger of BlackRock and Merrill Lynch & Co., Inc.'s investment management business, a consolidation of the Board of Trustees of each Fund took place on November 1, 2007, in which certain prior Trustees departed and certain Trustees were added to the Board, resulting in a net increase in the size of each Fund's Board of Trustees.

The Board of Trustees currently has five standing committees: an Executive Committee, an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

The Audit Committee is comprised of Karen P. Robards, Kent Dixon, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, each of whom is an Independent Trustee.  The primary purposes of the Audit Committee is to assist the Board of Trustees in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each Fund, the qualifications and independence of each Fund's independent registered public accounting firm, and each Fund’s compliance with legal and regulatory requirements.  The Audit Committee reviews the scope of each Fund’s audit, accounting and financial reporting policies and practices and internal controls.  The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firms.  The Audit Committee also approves all audit and permissible non-audit services provided by each Fund’s independent registered public accounting firms to its manager or advisor and any affiliated service providers if the engagement relates directly to each Fund’s operations and financial reporting of each Fund.

The Board of Trustees has a standing Governance and Nominating Committee.  The Governance and Nominating Committee is comprised of R. Glenn Hubbard, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and Kathleen F. Feldstein, each of whom is an Independent Trustee.  The Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees, scheduling and organization of meetings of the Board of Trustees, evaluating the structure and composition of the Board of Trustees and determining compensation of the Acquiring Fund’s Independent Trustees.  The Governance and Nominating Committee may consider nominees recommended by a shareholder.  A shareholder who wishes to recommend a nominee should send recommendations to the respective Fund’s Secretary and must include:

•
As to each person whom the shareholder proposes to nominate for election as a Trustee: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of the respective Fund which are owned beneficially or of record by the person, if any, and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

•
As to the shareholder giving the notice: (1) the name and record address of the shareholder, (2) the class or series and number of shares of the respective Fund which are owned beneficially or of record by the shareholder, (3) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) in connection with which the nomination(s) are made by the shareholder, (4) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (5) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a Trustee if elected.  The shareholder recommendation and information described above must be sent to the respective Fund's Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

The Funds have a Compliance Committee composed of Kathleen F. Feldstein, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, each of whom is an Independent Trustee.  The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Trustees in acting independently of the Investment Adviser in pursuing the best interests of each Fund and its shareholders, receiving information on and, where appropriate, recommending policies concerning each Fund’s compliance with applicable law, and receiving reports from and making certain recommendations in respect of each Fund’s Chief Compliance Officer.

The Funds have a Performance Oversight Committee composed of all of the Independent Trustees.  The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter.  The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of the respective Fund's Investment Adviser in pursuing the best interests of each Fund and its shareholders, developing an understanding of and reviewing the investment objectives, policies and practices of each Fund, and reviewing with respect to each Fund: (a) whether each Fund has complied with its investment policies and restrictions as reflected in the prospectus, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on each Fund's investment results.

The Funds have an Executive Committee composed of Messrs. Cavanagh and Davis, which acts on behalf of the full Board of Trustees on certain matters in the intervals between meetings of the Board of Trustees.

During the Funds’ last fiscal year and with respect to each Fund, the Executive Committee held one meeting, the Audit Committee held five meetings, the Governance and Nominating Committee held four meetings, the Compliance Committee held five meetings and the Performance Oversight Committee held four meetings.

Biographical Information

Certain biographical and other information relating to the Trustees and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Adviser or its affiliates (the "Fund Complex") and any public trusteeships.  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Year of Birth and Position(s) Held with the Funds	Term of Office and Length of Time Served with the Funds	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen*	Public Directorships
INDEPENDENT TRUSTEES:
G. Nicholas Beckwith III (1945)	Indefinite(2)
Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation  (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly member of the Board of Directors, National Retail Properties (REIT) from 2006 to 2007.
			106 registered investment companies consisting of 103 portfolios	None

Richard E. Cavanagh (1946)	Indefinite(1)	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Senior Advisor since 2008 and Director since 1996 of The	106 registered investment companies consisting of 103 portfolios	Arch Chemical, Inc. (chemical and allied products)

Fremont Group; Adjunct Lecturer, Harvard University since 2007; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

Kent Dixon (1937)	Indefinite(1)	Consultant/Investor since 1988.	106 registered investment companies consisting of 103 portfolios	None

Frank J. Fabozzi (1948)	Indefinite(1)
Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
			106 registered investment companies consisting of 103 portfolios	None

Kathleen F. Feldstein (1941)	Indefinite(1)
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (health care) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.
			106 registered investment companies consisting of 103 portfolios	The McClatchy Company (publishing)

James T. Flynn (1939)	Indefinite(2)	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	106 registered investment companies consisting of 103 portfolios	None

Jerrold B. Harris (1942)	Indefinite(2)	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	106 registered investment companies consisting of 103 portfolios	BlackRock Kelso Capital Corporation

R. Glenn Hubbard (1958)	Indefinite(1)
Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School's Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.
			106 registered investment companies consisting of 103 portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Information Services Group (media/technology); Metropolitan Life Insurance Company (insurance)
W. Carl Kester (1951)	Indefinite(2)
Professor of Business Administration and Deputy Dean for Academic Affairs, George Fisher Baker Jr., Harvard Business School since 2008; Mizuho Financial Group Professor of Finance, Harvard Business School and Deputy Dean for Academic Affairs from 2006 to 2008; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.
			106 registered investment companies consisting of 103 portfolios	None

Karen P. Robards (1950)	Indefinite(2)
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from
			106 registered investment companies consisting of 103 portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (healthcare real estate investment trust)

1976 to 1987.
INTERESTED TRUSTEES:
Richard S. Davis** (1945)	Indefinite(2)
Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.
			175 registered investment companies consisting of 286 portfolios	None

Henry Gabbay** (1947)	Indefinite(2)
Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to June 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
			175 registered investment companies consisting of 286 portfolios	None

*	The term "Fund Complex" refers to the registered investment companies advised by the Investment Adviser, including the Funds.
**	"Interested person" of the Funds as defined in the 1940 Act. Messrs. Davis and Gabbay are interested persons due to their employment with the Advisors or their affiliates.
(1)	Has served as Trustee in such capacity since the Fund’s inception.
(2)	Has served as Trustee in such capacity since November 1, 2007.

OFFICERS

Name and Year of Birth	Position(s) Held with the Funds	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen*
Donald C. Burke (1960)	President and Chief Executive Officer
Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
185 registered investment companies consisting of 296 portfolios.

Neal J. Andrews (1966)	Chief Financial Officer
Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.
175 registered investment companies consisting of 286 portfolios.

(formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife (1970)	Treasurer
Managing Director of BlackRock, Inc. since 2007 and Director of BlackRock, Inc. since in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
175 registered investment companies consisting of 286 portfolios.

Anne F. Ackerley (1962)	Vice President	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Formal Head of BlackRock’s Mutual Fund Group from 2000 to 2006.	175 registered investment companies consisting of 286 portfolios.

Howard B. Surloff (1965)	Secretary	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	175 registered investment companies consisting of 286 portfolios.

Brian P. Kindelan (1959)	Chief Compliance Officer and Anti-Money Laundering Officer
Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
175 registered investment companies consisting of 286 portfolios.
___________________
*	Includes the Funds.

Share Ownership

Information relating to each Trustee's share ownership in each Fund and in the BlackRock-Advised Funds that are overseen by the respective Trustee ("Supervised Funds") as of December 31, 2008 is set forth in the chart below:

Name of Trustee	Aggregate Dollar Range of Equity Securities in BFD	Aggregate Dollar Range of Equity Securities in BWC	Aggregate Dollar Range of Equity Securities in BOE	Aggregate Dollar Range of Equity Securities in Supervised Funds

G. Nicholas Beckwith, III	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Richard S. Davis	None	$1-$10,000	None	Over $100,000
Kent Dixon	$1-$10,000	$1-$10,000	$10,001-$50,000	Over $100,000
Frank J. Fabozzi	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Kathleen F. Feldstein	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
James T. Flynn	None	None	None	$10,001-$50,000
Jerrold B. Harris	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Henry Gabbay	None	None	None	Over $100,000
R. Glenn Hubbard	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
W. Carl Kester	$1-$10,000	$10,001-$50,000	$1-$10,000	Over $100,000
Karen P. Robards	None	None	None	$50,001-$100,000
Robert S. Salomon, Jr*	None	None	None	None
    _________
     *      Mr. Salomon retired effective January 1, 2009.

As of December 31, 2008, the officers and Trustees as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund.  As of December 31, 2008, none of the Independent Trustees of the Funds or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

Compensation of Trustees

The Supervised Funds, including each Fund, shall pay each Trustee who is an Independent Trustee, a pro rata portion (based on relative net assets), an annual retainer of $250,000 per annum for his or her services as Trustee of the Supervised Funds, including each Fund, and the Supervised Funds shall pay (on a pro rata basis) each Independent Trustee a $10,000 per day board meeting fee for attending special unscheduled meetings or meetings in excess of six Board meetings (whether telephonic or in person) held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Supervised Funds shall pay (on a pro rata basis) each Audit Committee Member, as compensation, an additional annual retainer of $25,000. In addition, the Supervised Funds shall pay (on a pro rata basis) the Chairman and Vice-Chairperson of the Board of Trustees, as compensation, an additional annual retainer of $120,000 and $40,000, respectively. The Supervised Funds shall pay (on a pro rata basis) the Chairperson of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee, as compensation, an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. The following table sets forth the compensation earned by the Independent Trustees for the fiscal year ended October 31, 2008, and the aggregate compensation paid to them by all BlackRock-Advised Funds for the calendar year ended December 31, 2008.

Name of Board Member	Aggregate Compensation From BFD(1)(2)	Aggregate Compensation From BWC(1)(3)	Aggregate Compensation From BOE(1)	Total Compensation from the Funds and Fund Complex Paid to Board Members(4)
G. Nicholas Beckwith III	$6,429	$7,280	$2,949	$250,000
Richard E. Cavanagh	$9,515	$10,774	$4,364	$386,803
Kent Dixon	$7,072	$8,008	$3,243	$287,730
Frank J. Fabozzi	$7,586	$8,590	$3,479	$304,055
Kathleen F. Feldstein	$6,944	$7,862	$3,184	$273,299
James T. Flynn	$7,072	$8,008	$3,243	$275,000
Jerrold B. Harris	$6,429	$7,280	$2,949	$250,000
R. Glenn Hubbard	$6,686	$7,571	$3,066	$280,349
W. Carl Kester	$7,072	$8,008	$3,243	$275,000

Name of Board Member	Aggregate Compensation From BFD(1)(2)	Aggregate Compensation From BWC(1)(3)	Aggregate Compensation From BOE(1)	Total Compensation from the Funds and Fund Complex Paid to Board Members(4)
Karen P. Robards	$9,001	$10,192	$4,128	$350,000
Robert S. Salomon, Jr.(5)	$7,072	$8,008	$3,243	$275,000
__________________
(1)	For the number of BlackRock-Advised Funds for which each Trustee received compensation, see “Trustees and Officer – Biographical Information.”

(2)
Includes deferred compensation from the Fund.  For the fiscal year ended October 31, 2008, Mr. Beckwith deferred $5,286, Mr. Cavanagh deferred $2,191, Mr. Fabozzi deferred, $3,743, Ms. Feldstein deferred $3,425, Mr. Flynn deferred $5,815, Mr. Harris deferred $5,286, Mr. Hubbard deferred $5,498, Mr. Kester deferred $3,172 and Ms. Robards deferred $4,884.

(3)
Includes deferred compensation from the Fund.  For the fiscal year ended October 31, 2008, Mr. Beckwith deferred $6,014, Mr. Cavanagh deferred $2,492, Mr. Fabozzi deferred, $4,258, Ms. Feldstein deferred $3,897, Mr. Flynn deferred $6,615, Mr. Harris deferred $6,014, Mr. Hubbard deferred $6,254, Mr. Kester deferred $3,608 and Ms. Robards deferred $5,557.

(4)
Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008.  Of this amount, Mr. Cavanagh deferred $51,800, Mr. Beckwith deferred $125,000, Mr. Fabozzi deferred $88,500, Ms. Feldstein deferred $81,000, Mr. Flynn deferred $137,500, Mr. Harris deferred $125,000, Mr. Hubbard deferred $130,000, Ms. Robards deferred $115,500 and Mr. Kester deferred $75,000 pursuant to the BlackRock-Advised Funds’ deferred compensation plan.

(5)	Mr. Salomon retired effective January 1, 2009.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee’s total compensation paid by the Supervised Funds may be deferred pursuant to the Supervised Funds' deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain funds in the Supervised Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in other funds in the Supervised Funds than that for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Supervised Funds selected by the Independent Trustees in order to match its deferred compensation obligation.

Brian Kindelan serves as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Funds.  For the fiscal year ending October 31, 2008, Mr. Kindelan received $1,975, $2,281 and $924 from BFD, BWC and BOE, respectively.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each Fund and the Investment Adviser was approved by the Funds' Boards of Trustees, including a majority of the Independent Trustees.  Certain administrative services are also provided to the Funds by the Investment Adviser pursuant to the investment management agreement between each Fund and the Investment Adviser.  The agreements provide for the Acquiring Fund and BWC to pay a management fee of 1.00% of the average weekly value of each respective Fund's net assets.  The agreement between BFD and the Investment Adviser provides for BFD to pay a management fee of 1.00% of the average daily value of BFD's net assets.

The investment management agreements continue in effect for a period of two years from their effective date, and if not sooner terminated, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of each Fund's Board of Trustees or the vote of a majority of the securities of each Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of each Fund's Board of Trustees or a majority of the outstanding voting securities of each Fund) or by the Investment Adviser, upon 60 days' written notice by either party to the other which can be waived by the non-terminating party.  The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part in the performance of its duties or from reckless disregard by the Investment Adviser of its duties under the investment management agreement.  The investment management agreements also provide for indemnification by each Fund of the Investment Adviser, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Adviser will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund.  However, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Investment Advisory Agreements

The Acquiring Fund does not have a sub-investment advisory agreement.

Pursuant to the sub-investment advisory agreement between the Investment Adviser and BIM, the Investment Adviser, on behalf of BFD, pays BIM a sub-advisory fee equal to 74% of the management fee received by the Investment Adviser.  BIM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and is a wholly owned subsidiary of BlackRock, Inc.

Pursuant to the sub-investment advisory agreement between the Investment Adviser and BFM, the Investment Adviser, on behalf of BWC, pays BFM a sub-advisory fee equal to 50% of the management fee received by the Investment Adviser.  BFM is located at 40 East 52nd Street, New York, New York 10022 and is a wholly owned subsidiary of BlackRock, Inc.

The sub-investment advisory agreements continue in effect for a period of two years from their effective dates, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of each Target Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of each Target Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Target Fund or the Investment Adviser (upon the vote of a majority of each Target Fund's Board of Trustees or a majority of the outstanding voting securities of each Target Fund) or by a sub-adviser, upon 60 days' written notice by either party to the other, which notice can be waived by the non-terminating party.  The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreements provides that the sub-advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Target Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the sub-advisor's part in the performance of its duties or from reckless disregard by the sub-advisor of its duties under the sub-investment advisory agreement.  The sub-investment advisory agreements also provide for indemnification by each Target Fund of the sub-investment advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Target Fund, subject to certain limitations and conditions.

The sub-advisers will devote such time and effort to the business of each Target Fund as is reasonably necessary to perform their duties to each Target Fund.  However, the services of the sub-advisors are not exclusive, and the sub-advisors provide similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees paid by the Target Funds to the Investment Adviser and paid by the Investment Adviser to the sub-advisers for the periods indicated:

Advisory Fees Paid to the Investment Adviser

Fiscal Year Ended October 31,	BOE	BFD	BWC
2008	$3,304,776	$7,151,577	$8,194,636
2007	$3,523,859	$5,017,131(a)	$8,890,197
2006	$3,148,839	N/A	$8,086,269
______________
(a)	For the period March 30, 2007 (commencement of operations) to October 31, 2007.

Sub-Advisory Fees Paid by the Investment Adviser to the Respective Sub-Adviser

Fiscal Year Ended October 31,	BFD	BWC
2008	$5,301,053	$4,160,275
2007	$3,675,312 (a)	$4,446,040
2006	N/A	$4,079,916
______________
(a)	For the period March 30, 2007 (commencement of operations) to October 31, 2007.

OTHER AGREEMENTS

Fund Accounting Agreement

The fund accounting services are provided to the Funds by The Bank of New York Mellon pursuant to the fund accounting agreement.  The table below shows the amounts paid by the Funds to the Accounting Services Provider for such services for the periods indicated:

Fiscal Year Ended October 31,	BOE	BFD	BWC
2008	$27,344	$39,006	$44,011
2007	$28,163	$26,385(a)	$47,294
2006	$27,039	N/A	$43,537

(a)	For the period March 30, 2007 (commencement of operations) to October 31, 2007.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For BOE, as of October 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas P. Callan*	12	14	4	0	1	1

	$5.51 Billion	$951.3 Million	$211.9 Million	$0	$267.2 Million	$86.2 Million

Jean M. Rosenbaum*	6	4	0	0	0	0

	$2.9 Billion	$133.3 Million	$0	$0	$0	$0

Michael D. Carey*	6	1	1	0	0	0

	$3.14 Billion	$42.5 Million	$41.5 Million	$0	$0	$0

Kyle G. McClements*	6	4	9	0	0	9

	$3.17 Billion	$196.6 Million	$3.29 Billion	$0	$0	$3.29 Billion
                ___________________
*	As of April 13, 2009, BFD will have the same portfolio managers as BOE.

For BFD, as of October 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jonathan Clark*	9	5	0	0	0	0

	$1.54 Billion	$516.5 Million	$0	$0	$0	$0
                ____________________
*	As of February 2, 2009, Jonathan Clark is no longer a portfolio manager of BFD.

For BWC, as of October 31, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas P. Callan	12	14	4	0	1	1

	$5.18 Billion	$951.3 Million	$211.9 Million	$0	$267.2 Million	$86.2 Million

Jean M. Rosenbaum	6	4	0	0	0	0

	$2.57 Billion	$133.3 Million	$0	$0	$0	$0

Michael D. Carey	6	1	1	0	0	0

	$2.81 Billion	$42.5 Million	$41.5 Million	$0	$0	$0

Kyle G. McClements	6	4	9	0	0	9

	$2.84 Billion	$196.6 Million	$3.29 Billion	$0	$0	$3.29 Billion

Andrew Gordon	6	43	108	0	4	27

	$963.7 Million	$7.19 Billion	$36.6 Billion	$0	$1.54 Billion	$4.58 Billion

Portfolio Manager Potential Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest.  Such policies and procedures are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders') officers, directors or employees are directors or officers, or companies in which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund.  In this connection, it should be noted that Messrs. Callan and Gordon currently manage certain accounts that are subject to performance fees, Mr. McClements assists in the management of a hedge fund, and each portfolio manager may in the future manage other such accounts.  In addition, certain portfolio managers may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

 As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

As of the date of the Special Meeting, BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.  The combined fund will maintain the portfolio manager compensation of the Acquiring Fund.

Acquiring Fund and BWC Portfolio Manager Compensation

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation for Messrs. Callan and Carey and Ms. Rosenbaum Discretionary incentive compensation is based on a formulaic compensation program.  BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a team revenue component. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of each Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of each Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for each Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Thomas P. Callan
A combination of market-based indices (e.g., Standard & Poor’s 500 Index, Lipper Health/Biotechnology Funds Index, The Russell 3000 Healthcare Index, The S&P/Citigroup Extended Market Index U.S., The S&P/Citigroup Global BMI, NYSE Arca Tech 100 Index, S&P Citigroup Broad Market Index Global Ex-U.S., S&P/Citigroup Extended Market Index Global Ex-U.S.), certain customized indices and certain fund industry peer groups.

Jean M. Rosenbaum	A combination of market-based indices (e.g., The S&P/Citigroup Extended Market Index U.S., NYSE Arca Tech 100 Index), certain customized indices and certain fund industry peer groups.
Michael D. Carey
A combination of market-based indices (e.g., The S&P/Citigroup Extended Market Ex-U.S. Index, The S&P/Citigroup Global BMI, The
S&P/Citigroup Broad Market Index Global Ex-U.S.), certain customized indices and certain fund industry peer groups.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation for Messrs. McClements and Gordon. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Funds, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  For the Acquiring Fund, with respect to Mr. McClements, such benchmarks for the Fund’s option strategy include the Lipper Options Arbitrage/Options Strategies Funds classification.  For BWC, with respect to its portfolio managers, such benchmarks include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Kyle G. McClements	A combination of market-based indices, Lipper peer groups and a subset of other closed-end funds
Andrew Gordon
A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.  Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Callan, Carey and McClements and Ms. Rosenbaum, and Mr. Gordon for BWC, have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Messrs. Callan, Carey and McClements and Ms. Rosenbaum, and Mr. Gordon for BWC, have each participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Callan and Carey for the Acquiring Fund and Messrs. Callan, Carey and Gordon and Ms. Rosenbaum for BWC have each been granted stock options and/or restricted stock in prior years.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

BFD Portfolio Manager Compensation*

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of BFD, these benchmarks are the same as the benchmark or benchmarks against which the performance of BFD or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., The S&P 500 Index, MSCI World Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

____________________________________
*	As of October 31, 2008.

Distribution of Discretionary Incentive Compensation.  Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Mr. Clark has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.  Mr. Clark has participated in the deferred compensation program.

Other compensation benefits.  Other compensation benefits are the same as those of the Acquiring Fund and BWC.

Securities Ownership of Portfolio Managers

As of October 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (BFD)	Dollar Range of Equity Securities Beneficially Owned (BWC)	Dollar Range of Equity Securities Beneficially Owned (BOE)
Thomas P. Callan	N/A	None	None
Jean M. Rosenbaum	N/A	$1 - $10,000	$10,001 - $50,000
Michael D. Carey	N/A	$10,001 - $50,000	None
Kyle G. McClements	N/A	$1 - $10,000	$1 - $10,000
Andrew Gordon	N/A	None	N/A
Jonathan Clark	None	N/A	N/A

Portfolio Transactions and Brokerage Allocation

The Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  The Funds will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services.  The Funds may also invest in securities that are traded principally in the over-the-counter market.  In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a markup to the dealer.  Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).  The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Payments of commissions to brokers who are affiliated persons of the Funds (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Investment Adviser and sub-advisors may, consistent with the interests of the Funds, select brokers on the basis of the research, statistical and pricing services the brokers provide to the Funds and the Investment Adviser's or sub-advisor's other clients.  Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Investment Adviser's or sub-advisors, investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Investment Adviser or sub-advisors in selecting a broker.  These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser and sub-advisors under their respective contracts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Adviser or sub-advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser or sub-advisors and their other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long-term.  The advisory fees that the Funds pay to the Investment Adviser will not be reduced as a consequence of the Investment Adviser's or sub-advisors receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined.  Such services generally would be useful and of value to the Investment Adviser or sub-advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Investment Adviser and sub-advisors in carrying out their obligations to the Funds.  While such services are not expected to reduce the expenses of the Investment Adviser or sub-advisors, the Investment Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other investment companies or accounts that the Investment Adviser and/or the sub-advisors manage may own from time to time some of the same investments as the Funds.  Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Investment Adviser and/or the sub-advisors in their discretion in accordance with the accounts' various investment objectives.  Such allocations are based upon the written procedures of the Investment Adviser and/or sub-advisors, which have been reviewed and approved by the Board of Trustees.  In some cases, this system may adversely affect the price or size of the position obtainable for the Funds.  In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds.  It is the opinion of the Funds' Board of Trustees that this advantage, when combined with the other benefits available due to the Investment Adviser's or the sub-advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Investment Adviser and its affiliates manage investments for clients from offices located around the world.  As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

It is not the Funds' policy to engage in transactions with the objective of seeking profits from short-term trading.  However, the annual portfolio turnover rate of the Funds may be greater than 100%.  Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Funds' costs, including brokerage commissions, dealer markups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Information about the brokerage commissions paid by the Funds, including commissions paid to affiliates, is set forth in the following table:

	Aggregate Brokerage Commissions Paid						Commissions Paid to Affiliates
Fiscal Year Ended October 31,	BOE		BFD		BWC		BOE		BFD		BWC
2008	$960,412		$989,788		$2,364,477		$37,392		$165,402		$101,590
2007	$945,147		$683,692	(a)	$2,269,131		$32,690		$78,840	(a)	$89,209
2006	$1,397,276		$-		$3,166,294		$70,172		$-		$209,238
2005	$782,000	(b)	$-		$1,020,000	(c)	$-	(b)	$-		$-	(c)

(a)	For the period March 30, 2007 (commencement of operations) to October 31, 2007.

(b)	For the period May 31, 2005 (commencement of operations) to October 31, 2005.

(c)	For the period October 27, 2005 (commencement of operations) to October 31, 2005.

Pursuant to that order, each Fund has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral.  BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Investment Adviser or in registered money market funds advised by the Investment Adviser or its affiliates.

Set forth are the securities lending agent fees paid by the Funds to the lending agent for the periods indicated:

	Security Lending Agent Fees
Fiscal Year Ended October 31,	BOE	BFD	BWC
2008	$12,890	$ -	$37,661
2007	$ -	$ - (a)	$ 43

(a) For the period March 30, 2007 (commencement of operations) to October 31, 2007.

OTHER INFORMATION

Custody of Assets

All securities owned by the Target Funds and the Acquiring Fund and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by The Bank of New York Mellon, 100 Colonial Center Parkway, Suite 200, Lake Mary, FL 32746, as custodian.  The custodian performs custodial, fund accounting and portfolio accounting services.

Transfer Agent, Dividend Disbursing Agent and Registrar

BNY Mellon serves as each Fund's transfer agent with respect to the Funds' common shares.

Code of Ethics

The Acquiring Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics establishes procedures for personal investing and restricts certain transactions.  Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Acquiring Fund.  The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of Trustees of the Acquiring Fund has delegated the voting of proxies for the Acquiring Fund securities to the Investment Adviser pursuant to the Investment Adviser's proxy voting guidelines.

Under these guidelines, the Investment Adviser will vote proxies related to Acquiring Fund securities in the best interests of the Acquiring Fund and its shareholders.  From time to time, a vote may present a conflict between the interests of the Acquiring Fund's shareholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Acquiring Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.  If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser's Portfolio Management Group and/or the Investment Adviser's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict.  A copy of the Acquiring Fund's Proxy Voting Policy and Procedures is included as Appendix C to this Reorganization Statement of Additional Information.  Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended October 31, 2008 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements.  Each Fund's Board of Trustees has engaged Deloitte & Touche LLP to be each Fund's independent registered public accounting firm.

FINANCIAL STATEMENTS

Incorporated herein by reference are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2008, (ii) the audited financial statements of BFD for the fiscal year ended October 31, 2008 and (iii) the audited financial statements of BWC for the fiscal year ended October 31, 2008.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganizations which include: (i) Pro Forma Condensed Combined Schedule of Investments at October 31, 2008, (ii) Pro Forma Condensed Combined Statements of Assets and Liabilities at October 31, 2008, (iii) Pro Forma Condensed Combined Statement of Operations for the twelve months ended October 31, 2008 and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
, 2009
In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock XXXXXX (the "Target Fund"), a registered, diversified, closed-end investment company, File No. 811-XXXX and BlackRock Global Opportunities Equity Trust (the "Acquiring Fund", and, together with the Target Fund, the "Funds"), a registered, diversified, closed-end investment company, File No. 811-21729, each hereby agree as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a)  The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement.  The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2008, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(d)  An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein), will be provided or made available (including by electronic format) furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(l) herein) to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time (as defined in Section 3(e)) in conformity with generally accepted accounting principles applied on a consistent basis.

(e)  The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund's Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization.  The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)  The Acquiring Fund is not obligated under any provision of its Agreement and Declaration of Trust or its Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(h)  There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i)  The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (d) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization.  As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (d) above or to the extent already known by the Target Fund.

(j)  No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) each of which will have been obtained on or prior to the Closing Date.

(k)  The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l)  The Acquiring Fund is authorized to issue an unlimited number of common shares, par value $0.001 per share (the "Acquiring Fund Common Shares").  Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights.

(m)  The Acquiring Fund Common Shares to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(n)  At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

(o)  At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, Trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund.

(p)  The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(q)  The Acquiring Fund has elected to qualify and has qualified as a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception; and has satisfied the RIC distribution requirements imposed by Section 852 of the Code for each of its taxable years.

2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

  The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)  The Target Fund is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement.  The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Target Fund is duly registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Target Fund has full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Target Funds Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)  The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the Target Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2008, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)  An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (as defined in Section 3(e)), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common

Shares to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time (as defined in Section 3(e)) in conformity with generally accepted accounting principles applied on a consistent basis.

(f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization.  The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)  There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)  The Target Fund is not obligated under any provision of its Agreement and Declaration of Trust or its Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)  The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (e) above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization.  As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in subsection (e) above or to the extent already known by the Acquiring Fund.

(j)  The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)  At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments.  As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.  At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(l)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) each of which will have been obtained on or prior to the Closing Date.

(m)  The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(n)  The Target Fund is authorized to issue an unlimited number of common shares, par value $0.001 per share (the "Target Fund Common Shares").  Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights.

(o)  All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)  The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(q)  The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to the shareholders of the Target Fund as provided in Section 3 of this Agreement.

(r)  The Target Fund has elected to qualify and has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years since its inception; and has satisfied the RIC distribution requirements imposed by Section 852 of the Code for each of its taxable years.

3.	THE REORGANIZATION.

(a)  Subject to receiving the requisite approvals of the shareholders of the Funds, and to the other terms and conditions contained herein, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares provided in Section 4 of this Agreement.  Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares received by it to its shareholders in exchange for their Target Fund Common Shares.  Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

(b)  If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.  Notwithstanding the foregoing, (i) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and (ii) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)  Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(d)  The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(e)  The Valuation Time shall be 4:00 p.m., Eastern time, on the full business day proceeding the Closing Date or at such other time and date agreed to by the Funds on a date mutually agreed upon in writing (the "Valuation Time").

(f)  Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund.  The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(g)  The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Delaware law and will withdraw its authority to do business in any state where it is registered.

(h)  For U.S. federal income tax purposes, this Agreement will constitute a plan of reorganization within the meaning of United States Treasury Regulations Section 1.368-2(g).

4.	ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below.

The net asset value of each of the Funds and the values of their assets and the amounts of their liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.  Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund.    For purposes of determining the net asset value per share of each Fund's Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.  The Acquiring Fund shall issue to the Target Fund certificates or share deposit receipts for the Acquiring Fund Common Shares registered in the name of the Target Fund.  The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates or share deposit receipts evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares.  With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common

Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond.  The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account.  In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.	PAYMENT OF EXPENSES.

(a)  The Target Fund, the Acquiring Fund and any other closed-end investment company that sells substantially all of its assets to the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a "Fund") will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14, the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate.  Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

6.	COVENANTS OF THE FUNDS.

(a)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(b)  The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Delaware and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(c)  The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(d)  The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "SEC") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.  Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration

Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e)  The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(f)  Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.  The Acquiring Fund agrees to retain for a period of ten years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.  Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

(g)  Each Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(h)  Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7.	CLOSING DATE.

(a)  Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares to be issued as provided in this Agreement, shall be made on the date specified as the closing date in the N-14 Registration Statement, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date."  To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

(b)  The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(c)  As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to or make available (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.	CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Trustees of the Target Fund and by an affirmative vote of shareholders of the Target Fund representing the lesser of (i) 67% of the common shares represented at the special meeting of shareholders at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares of the Target Fund; and that the Acquiring Fund shall have made available to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

(b)  That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquiring Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)  That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)  The Target Fund shall have received the opinion of Skadden, acting as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i) the Acquiring Fund is validly existing and in good standing under the laws of the State of Delaware;

(ii) the Acquiring Fund is registered as a closed-end management investment company under the 1940 Act;

(iii)          the Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Delaware, the execution and delivery and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite action of the Acquiring Fund under the laws of the State of Delaware, and this Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Delaware;

(iv) this Agreement constitutes a valid and binding obligation of the Acquiring Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v)           the execution and delivery by the Acquiring Fund of this Agreement and the performance by the Acquiring Fund of its obligations under this Agreement do not conflict with the Agreement and Declaration of Trust or the Bylaws of the Acquiring Fund;

(vi)          neither the execution, delivery or performance by the Acquiring Fund of this Agreement nor the compliance by the Acquiring Fund with the terms and provisions hereof contravene any provision of the laws of the State of Delaware or the federal laws of the United States;

(vii)         no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Fund or the enforceability of this Agreement against the Acquiring Fund; and

(viii) the Acquiring Fund Common Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable.

(f)  That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)  That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.	CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have made available to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares obtained, each certified by its Secretary.

(b)  That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Target Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(c)  That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)  That the Acquiring Fund shall have received the opinion of Skadden, acting as special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) the Target Fund is validly existing and in good standing under the laws of the State of Delaware;

(ii) the Target Fund is registered as a closed-end management investment company under the 1940 Act;

(iii)          the Target Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Delaware, the execution and delivery and the consummation by the Target Fund of the transactions contemplated hereby have been duly authorized by all requisite action of the Target Fund under the laws of the State of Delaware, and this Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Delaware;

(iv) this Agreement constitutes a valid and binding obligation of the Target Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v)          the execution and delivery by the Target Fund of this Agreement and the performance by the Target Fund of its obligations under this Agreement do not conflict with the charter or the Bylaws of the Target Fund;

(vi)          neither the execution, delivery or performance by the Target Fund of this Agreement nor the compliance by the Target Fund with the terms and provisions hereof contravene any provision of the laws of the State of Delaware or the federal laws of the United States; and

(vii)         no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Target Fund or the enforceability of this Agreement against the Target Fund.

(f)  That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(h)  That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i)  That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees, or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.

(b)  If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

(c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their Trustees, trustees, officers, agents or shareholders in respect of this Agreement.

(d)  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by a Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Fund after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

(e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.  This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)  If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	INDEMNIFICATION.

(a)  Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each, an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such the Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such the Indemnified Party may be or may have been involved as a party or otherwise or with which such the Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such the Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

(b)  The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder.  The Indemnified Party shall give written notice to Indemnitor within the earlier of ten days of receipt of written notice to the Indemnified Party or 30 days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement.  The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period.  At any time after ten days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense.  If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim.  The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense.  If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense.  Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS.

(a)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid.  Notice to the Target Fund shall be addressed to the Target Fund c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York,

NY 10022, Attention: Howard Surloff, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund.  Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, NY 10022, Attention: Howard Surloff, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund.  Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund.  The execution and delivery of this Agreement has been authorized by the Trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK XXXXXXXXXXXXX

[Name]
[Title]

BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST

[Name]
[Title]

APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of BlackRock Global Equity Income Trust ("BFD"), BlackRock World Investment Trust ("BWC") and BlackRock Global Opportunities Equity Trust ("BOE").  The statements are presented as of and for the year ended October 31, 2008, the most recent interim period for which financial information is currently available and the fiscal year end for the BFD, BWC and BOE.

The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the transactions occurred on October 31, 2008.  The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12 months ended October 31, 2008 as if the reorganizations (each, a "Reorganization" and, collectively, the "Reorganizations") of BFD and BWC into BOE had taken place on November 1, 2007.  The pro forma statements give effect to the proposed exchange of BOE shares for the assets and liabilities of BFD and BWC, with BOE being the surviving entity.  The proposed transactions will be accounted for as tax-free reorganizations in accordance with accounting principles generally accepted in the United States.  The historical cost basis of the investments is carried over to the surviving entity.  It is not anticipated that BOE will sell any securities of BFD and BWC acquired in the reorganizations other than in the ordinary course of business.

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Global Opportunities Equity Trust (BOE)
BlackRock Global Equity Income Trust (BFD)
BlackRock World Investment Trust (BWC)
As of October 31, 2008 (Unaudited)

	Shares Held				Value
Common Stocks	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Australia-1.4%
BHP Billiton Ltd. (ADR)	7,000	-	17,300	24,300	$272,160	$-	$672,624	$944,784
Commonwealth Bank of Australia	-	113,845	-	113,845	-	3,112,041	-	3,112,041
Dexus Property Group (REIT)	-	761,448	-	761,448	-	379,463	-	379,463
Foster's Group Ltd.	332,400	-	834,800	1,167,200	1,270,696	-	3,191,265	4,461,961
Insurance Australia Group Ltd.	-	930,331	-	930,331	-	2,356,644	-	2,356,644
Macquarie Airports	-	894,897	-	894,897	-	1,272,700	-	1,272,700
Macquarie Infrastructure Group	-	195,800	-	195,800	-	256,642	-	256,642
National Australia Bank Ltd.	-	84,458	-	84,458	-	1,370,424	-	1,370,424
Sims Group Ltd.	63,500	-	156,500	220,000	608,943	-	1,500,781	2,109,724
Wesfarmers Ltd.	-	92,905	-	92,905	-	1,335,189	-	1,335,189
					2,151,799	10,083,103	5,364,670	17,599,572
Austria-0.0%
Voestalpine AG	-	16,603	-	16,603	-	405,187	-	405,187
Belgium-0.5%
Belgacom S.A.	56,100	-	140,300	196,400	1,919,439	-	4,800,309	6,719,748
Bermuda-0.6%
Arch Capital Group Ltd. (a)	7,300	-	18,100	25,400	509,175	-	1,262,475	1,771,650
Covidien Ltd.	27,100	37,675	68,000	132,775	1,200,259	1,668,626	3,011,720	5,880,605
					1,709,434	1,668,626	4,274,195	7,652,255
Brazil-1.1%
Banco Bradesco S.A. (ADR)	14,800	-	36,600	51,400	173,160	-	428,220	601,380
Banco Itau Holding Financeira S.A. (ADR)	14,900	-	36,800	51,700	164,794	-	407,008	571,802
BM&FBOVESPA S.A.	81,644	-	172,692	254,336	216,687	-	458,333	675,020
Cia Energetica de Minas Gerais (ADR)	107,634	-	272,298	379,932	1,637,113	-	4,141,653	5,778,766
Petroleo Brasileiro S.A. (ADR)	50,400	-	160,400	210,800	1,355,256	-	4,313,156	5,668,412
					3,547,010	-	9,748,370	13,295,380
Canada-3.8%
Agnico-Eagles Mines Ltd.	-	23,900	-	23,900	-	659,516	-	659,516
Bank of Montreal	-	82,500	-	82,500	-	2,944,620	-	2,944,620
Bank of Nova Scotia	-	12,100	-	12,100	-	403,467	-	403,467
Barrick Gold Corp. (b)	-	-	127,700	127,700	-	-	2,919,947	2,919,947
Barrick Gold Corp. (b)	97,400	-	118,300	215,700	2,212,928	-	2,687,776	4,900,704
Bombardier, Inc., Class B	250,000	-	650,000	900,000	964,490	-	2,507,674	3,472,164
Canadian Imperial Bank of Commerce	-	3,700	-	3,700	-	167,794	-	167,794
Canadian National Railway Co.	34,000	-	85,000	119,000	1,470,840	-	3,677,100	5,147,940
Canadian Natural Resources Ltd.	-	28,400	-	28,400	-	1,433,077	-	1,433,077
Canadian Oil Sands Trust	-	76,691	-	76,691	-	2,057,734	-	2,057,734
EnCana Corp.	-	55,900	-	55,900	-	2,839,755	-	2,839,755
Husky Energy, Inc.	35,511	-	87,213	122,724	1,066,538	-	2,619,357	3,685,895
Manulife Financial Corp.	-	9,500	-	9,500	-	190,110	-	190,110
PAN American Silver Corp. (a)	-	78,569	-	78,569	-	895,659	-	895,659
Penn West Energy Trust	-	10,046	-	10,046	-	179,116	-	179,116
Potash Corp. of Saskatchewan	8,000	-	18,700	26,700	682,080	-	1,594,362	2,276,442
Research In Motion Ltd. (a)	-	18,300	-	18,300	-	926,463	-	926,463
Research In Motion Ltd. (a)	11,300	-	27,500	38,800	569,859	-	1,386,825	1,956,684
RioCan (REIT)	-	113,138	-	113,138	-	1,577,906	-	1,577,906
Royal Bank of Canada	13,000	31,100	32,800	76,900	505,202	1,208,599	1,274,664	2,988,465
Shaw Communications, Inc.	-	52,200	-	52,200	-	914,247	-	914,247
Toronto-Dominion Bank	-	7,300	-	7,300	-	344,741	-	344,741
Ultra Petroleum Corp. (a)	31,900	-	78,800	110,700	1,484,945	-	3,668,140	5,153,085
					8,956,882	16,742,804	22,335,845	48,035,531
China-0.6%
China Construction Bank Corp., Class H	2,257,100	-	5,554,100	7,811,200	1,119,700	-	2,755,274	3,874,974
Industrial & Commercial Bank of China	2,635,100	-	6,484,700	9,119,800	1,239,869	-	3,051,185	4,291,054
					2,359,569	-	5,806,459	8,166,028
Denmark-0.2%
TrygVesta AS	-	40,851	-	40,851	-	2,456,334	-	2,456,334
Finland-0.9%
Fortum Oyj	40,598	65,366	100,027	205,991	997,739	1,606,439	2,458,270	5,062,448
Nokia Oyj	-	90,450	-	90,450	-	1,385,532	-	1,385,532
Orion Oyj	-	126,149	-	126,149	-	1,853,761	-	1,853,761
Wartsila Oyj, B Shares	30,300	-	75,800	106,100	767,690	-	1,920,492	2,688,182
					1,765,429	4,845,732	4,378,762	10,989,923

	Shares Held				Value
Common Stocks	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
France-3.4%
Air Liquide	-	10,607	-	10,607	$-	$915,333	$-	$915,333
Alstom S.A.	23,000	26,641	57,200	106,841	1,139,965	1,320,427	2,835,044	5,295,436
AXA S.A.	17,200	99,012	42,500	158,712	328,590	1,891,531	811,922	3,032,043
BNP Paribas	6,300	-	15,500	21,800	454,868	-	1,119,121	1,573,989
Compagnie Generale des Etablissements Michelin, Class B	25,100	-	63,200	88,300	1,291,924	-	3,252,972	4,544,896
Credit Agricole S.A.	-	201,756	-	201,756	-	2,918,808	-	2,918,808
Electricite de France S.A.	-	2,976	-	2,976	-	178,809	-	178,809
France Telecom S.A.	-	140,009	-	140,009	-	3,530,410	-	3,530,410
Lafarge S.A.	-	1,620	-	1,620	-	107,094	-	107,094
PPR	9,500	-	23,300	32,800	605,440	-	1,484,921	2,090,361
Renault S.A.	-	7,304	-	7,304	-	223,851	-	223,851
Sanofi-Aventis	-	29,748	-	29,748	-	1,884,749	-	1,884,749
Societe Television Francaise 1	-	117,377	-	117,377	-	1,504,935	-	1,504,935
Total S.A.	38,800	37,809	98,200	174,809	2,134,523	2,080,005	5,402,324	9,616,852
Unibail-Rodamco (REIT)	1,400	-	-	1,400	209,979	-	-	209,979
Vallourec	-	1,386	-	1,386	-	155,036	-	155,036
Vivendi	41,300	53,354	103,600	198,254	1,079,546	1,394,627	2,708,013	5,182,186
					7,244,835	18,105,615	17,614,317	42,964,767
Germany-3.5%
Adidas AG	32,700	-	81,500	114,200	1,135,879	-	2,831,013	3,966,892
Allianz SE	-	22,848	-	22,848	-	1,676,815	-	1,676,815
BASF AG	-	72,402	-	72,402	-	2,390,255	-	2,390,255
Beiersdorf AG	15,400	-	38,600	54,000	803,645	-	2,014,330	2,817,975
DaimlerChrysler AG	-	57,078	-	57,078	-	1,934,946	-	1,934,946
Deutsche Bank AG	-	3,148	-	3,148	-	117,600	-	117,600
Deutsche Boerse AG	-	-	13,300	13,300	-	-	1,040,137	1,040,137
Deutsche Lufthansa AG	-	146,531	-	146,531	-	2,029,473	-	2,029,473
Deutsche Post AG	-	13,868	-	13,868	-	152,057	-	152,057
Deutsche Telekom AG	-	67,279	-	67,279	-	987,055	-	987,055
E.ON AG	32,535	3,950	80,163	116,648	1,219,245	148,026	3,004,097	4,371,368
Fresenius Medical Care AG & Co. KGaA	36,200	-	90,900	127,100	1,603,755	-	4,027,109	5,630,864
Hannover Rueckversicherung AG	17,100	-	96,000	113,100	423,322	-	2,376,548	2,799,870
K+S AG	26,500	-	65,000	91,500	1,026,503	-	2,517,838	3,544,341
Linde AG	21,900	-	56,300	78,200	1,812,052	-	4,658,381	6,470,433
Metro AG	-	6,903	-	6,903	-	220,114	-	220,114
RWE AG	-	37,704	-	37,704	-	3,091,013	-	3,091,013
Siemens AG	-	18,874	-	18,874	-	1,109,898	-	1,109,898
Wincor Nixdorf AG	-	4,768	-	4,768	-	206,495	-	206,495
					8,024,401	14,063,747	22,469,453	44,557,601
Greece-0.2%
OPAP S.A.	-	85,765	-	85,765	-	1,872,651	-	1,872,651
Hong Kong-1.2%
ASM Pacific Technology Ltd.	388,000	-	-	388,000	1,296,283	-		1,296,283
BOC Hong Kong Holdings Ltd.	-	928,500	-	928,500	-	1,063,068	-	1,063,068
China Mobile Ltd.	65,200	-	362,400	427,600	573,976	-	3,190,322	3,764,298
Esprit Holdings Ltd.	65,200	-	169,300	234,500	370,473	-	961,979	1,332,452
Hang Seng Bank Ltd.	-	170,616	-	170,616	-	2,128,859	-	2,128,859
Industrial and Commercial Bank of China Asia Ltd.	207,500	-	511,600	719,100	218,653	-	539,099	757,752
Kerry Properties Ltd.	-	-	698,600	698,600	-	-	1,754,915	1,754,915
New World Development Co. Ltd.	729,000	-	1,927,800	2,656,800	606,845	-	1,604,766	2,211,611
Pacific Basin Shipping Ltd.	-	576,238	-	576,238	-	308,545	-	308,545
					3,066,230	3,500,472	8,051,081	14,617,783
Ireland-0.0%
CRH Plc	-	13,439	-	13,439	-	295,281	-	295,281
Elan Corp. Plc (a)	-	21,327	-	21,327	-	160,906	-	160,906
					-	456,187	-	456,187
Israel-0.9%
Partner Communications (ADR) (b)	166,300	-	418,500	584,800	3,106,484	-	7,817,580	10,924,064
Italy-1.8%
AEM S.p.A.	424,746	-	1,046,488	1,471,234	774,152	-	1,907,354	2,681,506
Assicurazioni Generali S.p.A.	15,100	-	37,300	52,400	381,333	-	941,969	1,323,302
Enel S.p.A.	-	420,930	-	420,930		2,816,131	-	2,816,131
Eni S.p.A.	55,000	153,073	140,000	348,073	1,312,749	3,653,572	3,341,543	8,307,864
Intesa Sanpaolo S.p.A.	104,200	-	261,900	366,100	309,280	-	777,354	1,086,634
Mediaset S.p.A.	-	165,983	-	165,983	-	901,783	-	901,783
Parmalat S.p.A.	534,000	-	1,341,200	1,875,200	937,585	-	2,354,848	3,292,433
Terna Rete Elettrica Nazionale S.p.A.	-	769,837	-	769,837	-	2,482,827	-	2,482,827
					3,715,099	9,854,313	9,323,068	22,892,480
Japan-5.7%
Asahi Kasei Corp.	-	48,000	-	48,000	-	180,548	-	180,548
Astellas Pharma, Inc.	-	24,300	-	24,300	-	978,774	-	978,774

	Shares Held				Value
Common Stocks	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Canon, Inc.	32,400	27,200	79,600	139,200	$1,133,729	$951,773	$2,785,335	$4,870,837
Daiichi Sankyo Co. Ltd.	-	36,600	-	36,600	-	750,480	-	750,480
Daito Trust Construction Co. Ltd.	-	59,200	-	59,200	-	2,497,352	-	2,497,352
Daiwa Securities Group, Inc.	-	225,000	-	225,000	-	1,272,043	-	1,272,043
Ebara Corp.	-	227,000	-	227,000	-	452,501	-	452,501
Eisai Co. Ltd.	-	23,200	-	23,200	-	752,718	-	752,718
Fast Retailing Co. Ltd	-	19,200	-	19,200	-	2,046,875	-	2,046,875
FUJIFILM Holdings Corp.	-	6,900	-	6,900	-	158,840	-	158,840
Fujitsu Ltd.	-	71,000	-	71,000	-	279,158	-	279,158
Hitachi Ltd.	-	90,000	-	90,000	-	422,555	-	422,555
Honda Motor Co. Ltd.	-	40,000	-	40,000	-	994,616	-	994,616
ITOCHU Corp.	206,300	-	519,100	725,400	1,090,244	-	2,743,314	3,833,558
Japan Real Estate Investment Corp. (REIT)	-	25	-	25	-	221,377	-	221,377
Japan Tobacco, Inc.	-	118	-	118	-	418,626	-	418,626
JFE Holdings, Inc.	-	49,700	-	49,700	-	1,268,114	-	1,268,114
Kansai Electric Power Co., Inc. (The)	-	17,100	-	17,100	-	428,787	-	428,787
Kao Corp.	-	47,000	-	47,000	-	1,374,355	-	1,374,355
Kobe Steel Ltd.	-	180,000	-	180,000	-	291,967	-	291,967
Komatsu Ltd.	-	52,200	-	52,200	-	573,869	-	573,869
Konami Corp.	-	31,600	-	31,600	-	571,671	-	571,671
Konica Minolta Holdings, Inc.	109,000	17,000	270,000	396,000	715,836	111,644	1,773,173	2,600,653
Marui Co. Ltd.	-	58,800	-	58,800	-	359,434	-	359,434
Mitsubishi Chemical Holdings Corp.	-	189,000	-	189,000	-	764,065	-	764,065
Mitsubishi Corp.	-	26,600	-	26,600	-	445,865	-	445,865
Mitsubishi Electric Corp.	-	37,000	-	37,000	-	229,375	-	229,375
Mitsubishi UFJ Financial Group, Inc.	-	212,718	-	212,718	-	1,336,757	-	1,336,757
Mitsui & Co. Ltd.	-	90,000	-	90,000	-	872,056	-	872,056
Mizuho Financial Group, Inc.	120	-	300	420	293,016	-	732,540	1,025,556
Nidec Corp.	-	4,300	-	4,300	-	231,269	-	231,269
Nintendo Co. Ltd.	8,000	6,800	20,700	35,500	2,570,466	2,184,896	6,651,082	11,406,444
Nippon Building Fund, Inc. (REIT)	-	100	-	100	-	960,899	-	960,899
Nippon Mining Holdings, Inc.	-	350,500	-	350,500	-	1,073,004	-	1,073,004
Nippon Steel Corp.	-	205,000	-	205,000	-	690,013	-	690,013
Nissan Motor Co. Ltd.	-	440,700	-	440,700	-	2,188,691	-	2,188,691
Nomura Holdings, Inc.	-	120,100	-	120,100	-	1,137,868	-	1,137,868
Oracle Corp.	-	19,400	-	19,400	-	843,397	-	843,397
OSG Corp.	-	64,200	-	64,200	-	464,300	-	464,300
Seven & I Holdings Co. Ltd.	-	58,100	-	58,100	-	1,631,330	-	1,631,330
Shin-Etsu Chemical Co. Ltd.	-	10,500	-	10,500	-	558,132	-	558,132
Shiseido Co. Ltd.	-	33,000	-	33,000	-	678,984	-	678,984
Shizuoka Bank Ltd. (The)	80,200	-	201,400	281,600	708,307	-	1,778,715	2,487,022
Sumitomo Corp.	134,000	-	336,000	470,000	1,178,938	-	2,956,142	4,135,080
Sumitomo Metal Industries Ltd.	-	557,000	-	557,000	-	1,432,570	-	1,432,570
Sumitomo Metal Mining Co. Ltd.	-	42,000	-	42,000	-	314,972	-	314,972
Sumitomo Mitsui Financial Group, Inc.	-	113	-	113	-	453,002	-	453,002
Takeda Pharmaceutical Co. Ltd.	-	30,000	-	30,000	-	1,490,556	-	1,490,556
Tokio Marine Holdings, Inc.	-	8,000	-	8,000	-	246,767	-	246,767
TonenGeneral Sekiyu KK	-	186,000	-	186,000	-	1,573,220	-	1,573,220
Toyota Motor Corp.	-	67,000	-	67,000	-	2,616,412	-	2,616,412
Toyota Motor Corp. (ADR)	11,400	-	28,600	40,000	867,426	-	2,176,174	3,043,600
					8,557,962	41,776,477	21,596,475	71,930,914
Luxembourg-0.6%
ArcelorMittal (b)	31,400	-	93,600	125,000	824,250	-	2,457,000	3,281,250
ArcelorMittal (a)	-	49,313	-	49,313	-	1,282,602	-	1,282,602
Tenaris S.A. (ADR)	35,600	-	88,500	124,100	733,004	-	1,822,215	2,555,219
Oriflame Cosmetics S.A.	-	16,650	-	16,650	-	520,171	-	520,171
					1,557,254	1,802,773	4,279,215	7,639,242
Mexico-0.4%
Fomento Economico Mexicano SAB de CV (ADR)	57,900	-	142,000	199,900	1,464,291	-	3,591,180	5,055,471
Netherlands-0.6%
InBev N.V.	-	25,945	-	25,945	-	1,046,444	-	1,046,444
Corio N.V. (REIT)	3,900	-	-	3,900	208,415	-	-	208,415
Akzo Nobel N.V.	-	3,178	-	3,178	-	132,097	-	132,097
Aegon N.V.	-	102,815	-	102,815	-	427,214	-	427,214
Royal KPN N.V.	-	93,627	-	93,627	-	1,318,568	-	1,318,568
ING Groep N.V.	-	41,668	-	41,668	-	390,861	-	390,861
Unilever N.V.	-	141,901	-	141,901	-	3,419,742	-	3,419,742
					208,415	6,734,926	-	6,943,341
New Zealand-0.0%
Fletcher Building Ltd.	-	147,482	-	147,482	-	500,784	-	500,784
Norway-0.8%
Fred Olsen Energy ASA	33,200	-	83,600	116,800	1,097,616	-	2,763,876	3,861,492
Norsk Hydro ASA	-	18,554	-	18,554	-	77,524	-	77,524

	Shares Held				Value
Common Stocks	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Orkla ASA	158,000	-	256,000	414,000	$1,051,840	$-	$1,704,247	$2,756,087
Petroleum Geo-Services ASA (a)	-	91,102	-	91,102	-	453,634	-	453,634
StatoilHydro ASA	-	16,002	-	16,002	-	321,858	-	321,858
Yara International ASA	43,000	-	105,000	148,000	898,365	-	2,193,682	3,092,047
					3,047,821	853,016	6,661,805	10,562,642
Philippines-0.3%
Philippine Long Distance Telephone Co. (ADR)	30,100	-	74,100	104,200	1,231,090	-	3,030,690	4,261,780
Portugal-0.0%
Energias de Portugal S.A.	-	52,705	-	52,705	-	179,518	-	179,518
Russia-0.5%
Gazprom OAO (ADR)	47,300	-	116,500	163,800	941,889	-	2,319,874	3,261,763
LUKOIL (ADR)	22,700	-	55,800	78,500	871,476	-	2,142,219	3,013,695
					1,813,365	-	4,462,093	6,275,458
Singapore-1.6%
CapitaLand Ltd.	-	-	887,699	887,699	-	-	1,779,097	1,779,097
ComfortDelgro Corp. Ltd.	-	401,000	-	401,000	-	328,918	-	328,918
Parkway Holdings Ltd.	-	1,035,874	-	1,035,874	-	1,110,635	-	1,110,635
SembCorp Industries Ltd.	-	85,000	-	85,000	-	142,859	-	142,859
Singapore Airlines Ltd.	183,000	-	461,000	644,000	1,402,057	-	3,531,957	4,934,014
Singapore Telecommunications Ltd.	827,520	920,000	2,182,035	3,929,555	1,392,648	1,548,284	3,672,184	6,613,116
United Overseas Bank Ltd.	179,296	-	452,538	631,834	1,620,971	-	4,091,285	5,712,256
					4,415,676	3,130,696	13,074,523	20,620,895
South Korea-0.5%
Hyundai Motor Co.	15,800	-	39,700	55,500	730,100	-	1,834,492	2,564,592
Samsung Electronics Co. Ltd.	2,700	-	6,700	9,400	1,138,330	-	2,824,744	3,963,074
					1,868,430	-	4,659,236	6,527,666
Spain-0.8%
Banco Bilbao Vizcaya Argentaria S.A.	29,600	-	72,900	102,500	343,547	-	846,101	1,189,648
Banco Santander S.A.	81,200	205,548	199,500	486,248	878,192	2,223,036	2,157,626	5,258,854
Iberia Lineas Aereas de Espana	-	491,164	-	491,164	-	1,158,745	-	1,158,745
Telefonica S.A.	-	146,458	-	146,458	-	2,711,663	-	2,711,663
					1,221,739	6,093,444	3,003,727	10,318,910
Sweden-0.5%
Hennes & Mauritz AB	-	68,225	-	68,225	-	2,446,509	-	2,446,509
Nordea Bank AB	29,600	-	73,000	102,600	237,248	-	585,105	822,353
Skanska AB, B Shares	-	235,400	-	235,400	-	2,067,531	-	2,067,531
Swedbank AB	-	100,100	-	100,100	-	827,218	-	827,218
Volvo AB, B Shares	-	22,411	-	22,411	-	117,112	-	117,112
					237,248	5,458,370	585,105	6,280,723
Switzerland-4.0%
ABB Ltd. (a)	-	161,719	-	161,719	-	2,121,932	-	2,121,932
ACE Ltd.	11,000	-	27,500	38,500	630,960	-	1,577,400	2,208,360
Alcon, Inc.	11,200	-	27,800	39,000	986,944	-	2,449,736	3,436,680
Credit Suisse Group AG	10,100	82,715	-	92,815	377,678	3,093,034	-	3,470,712
Julius Baer Holding AG	14,500	-	36,400	50,900	567,098	-	1,423,612	1,990,710
Nestle S.A.	67,000	71,299	154,000	292,299	2,605,429	2,772,604	5,988,597	11,366,630
Novartis AG	-	49,017	-	49,017	-	2,488,006	-	2,488,006
Novartis AG (ADR)	31,300	-	77,700	109,000	1,595,987	-	3,961,923	5,557,910
Roche Holding AG	13,300	1,734	32,800	47,834	2,033,927	265,175	5,016,001	7,315,103
SGS S.A.	-	757	-	757	-	745,296	-	745,296
Swiss Reinsurance	-	30,601	-	30,601	-	1,276,174	-	1,276,174
Syngenta AG	5,800	6,574	15,200	27,574	1,084,213	1,228,899	2,841,386	5,154,498
Synthes, Inc.	-	2,334	-	2,334	-	301,185	-	301,185
UBS AG (a)	27,900	-	-	27,900	473,387	-	-	473,387
Zurich Financial Services AG	2,100	6,314	5,100	13,514	426,043	1,280,970	1,034,676	2,741,689
					10,781,666	15,573,275	24,293,331	50,648,272
Taiwan-0.4%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	151,303	-	379,509	530,812	1,249,763	-	3,134,744	4,384,507
United Kingdom-6.5%
Anglo American Plc	-	100,114	-	100,114	-	2,511,984	-	2,511,984
AstraZeneca Plc	29,300	18,597	71,400	119,297	1,241,689	788,112	3,025,822	5,055,623
Aviva Plc	-	30,152	-	30,152	-	179,857	-	179,857
Barclays Plc	91,300	605,793	224,400	921,493	261,719	1,736,554	643,261	2,641,534
BP Plc	-	535,876	-	535,876	-	4,368,180	-	4,368,180
British American Tobacco Plc	-	145,729	-	145,729	-	3,997,241	-	3,997,241
BT Group Plc	-	173,984	-	173,984	-	326,924	-	326,924
De La Rue Plc	165,066	-	180,253	345,319	2,381,209	-	2,600,294	4,981,503
Diageo Plc	-	33,290	-	33,290	-	508,022	-	508,022
Electrocomponents Plc	-	320,279	-	320,279	-	734,549	-	734,549
GKN Plc	-	27,255	-	27,255	-	52,262	-	52,262
GlaxoSmithKline Plc	-	280,721	-	280,721	-	5,396,563	-	5,396,563
HSBC Holdings Plc	135,000	499,957	331,800	966,757	1,598,968	5,921,594	3,929,907	11,450,469

	Shares Held				Value
Common Stocks	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Imperial Tobacco Group Plc	68,700	12,291	169,200	250,191	$1,841,263	$329,417	$4,534,813	$6,705,493
Legal & General Group Plc	-	-	2,000,000	2,000,000	-	-	2,300,182	2,300,182
Lloyds TSB Group Plc	-	124,516	-	124,516	-	402,449	-	402,449
Mondi Plc	-	158,519	-	158,519	-	575,323	-	575,323
National Express Group Plc	100,000	-	205,100	305,100	921,193	-	1,889,367	2,810,560
Rio Tinto Plc (ADR)	1,200	-	3,000	4,200	223,044	-	557,610	780,654
Royal Dutch Shell Plc	-	122,798	-	122,798	-	3,349,237	-	3,349,237
Severn Trent Plc	-	23,231	-	23,231	-	513,481	-	513,481
Standard Chartered Plc	34,300	-	98,300	132,600	566,876	-	1,624,605	2,191,481
Tate & Lyle Plc	-	342,468	-	342,468	-	2,035,965	-	2,035,965
Tomkins Plc	-	1,507,130	-	1,507,130	-	2,766,331	-	2,766,331
Unilever Plc	84,600	-	212,600	297,200	1,900,608	-	4,776,232	6,676,840
United Utilities Group Plc	-	243,369		243,369	-	2,748,120	-	2,748,120
Vodafone Group Plc	-	1,568,393	-	1,568,393	-	3,017,139	-	3,017,139
Vodafone Group Plc (ADR) (b)	54,800	-	135,200	190,000	1,055,996	-	2,605,304	3,661,300
					11,992,565	42,259,304	28,487,397	82,739,266
United States-46.1%
3M Co. (b)	-	59,500	-	59,500	-	3,825,850	-	3,825,850
Abbott Laboratories (b)	-	76,600	-	76,600	-	4,224,490	-	4,224,490
Allied Capital Corp.	-	89,500	-	89,500	-	653,350	-	653,350
Allstate Corp. (The) (b)	10,600	32,800	26,200	69,600	279,734	865,592	691,418	1,836,744
Altera Corp.	72,000	-	178,000	250,000	1,249,200	-	3,088,300	4,337,500
Altria Group, Inc. (b)(c)	130,300	184,600	299,800	614,700	2,500,457	3,542,474	5,753,162	11,796,093
American International Group, Inc.	-	62,800	-	62,800	-	119,948	-	119,948
Amgen, Inc. (a)(b)	66,300	-	163,500	229,800	3,970,707	-	9,792,015	13,762,722
Aon Corp. (b)	40,100	-	101,500	141,600	1,696,230	-	4,293,450	5,989,680
Apache Corp. (b)	-	8,200	-	8,200	-	675,106	-	675,106
Apple, Inc. (a)(b)	9,700	41,400	23,800	74,900	1,043,623	4,454,226	2,560,642	8,058,491
Applied Materials, Inc. (b)	-	14,300	-	14,300	-	184,613	-	184,613
Arch Coal, Inc.	-	60,600	-	60,600	-	1,297,446	-	1,297,446
AT&T Inc. (b)	-	83,500	-	83,500	-	2,235,295	-	2,235,295
Autodesk, Inc. (a)(b)	-	69,300	-	69,300	-	1,476,783	-	1,476,783
AvalonBay Communities, Inc. (REIT)	7,400	-	18,600	26,000	525,548	-	1,320,972	1,846,520
Baker Hughes, Inc.	-	7,900	-	7,900	-	276,105	-	276,105
Bank of America Corp. (b)	44,900	228,800	113,100	386,800	1,085,233	5,530,096	2,733,627	9,348,956
Baxter International, Inc. (b)	44,400	-	112,500	156,900	2,685,756	-	6,805,125	9,490,881
BB&T Corp. (b)	46,500	136,500	116,900	299,900	1,667,025	4,893,525	4,190,865	10,751,415
Becton Dickinson & Co. (b)	56,400	-	139,200	195,600	3,914,160	-	9,660,480	13,574,640
Bristol-Myers Squibb Co. (b)	-	191,900	-	191,900	-	3,943,545	-	3,943,545
Broadcom Corp. (a)	60,000	-	150,000	210,000	1,024,800	-	2,562,000	3,586,800
Campbell Soup Co.	32,200	-	79,000	111,200	1,221,990	-	2,998,050	4,220,040
Carnival Corp. (b)	-	86,900	-	86,900	-	2,207,260	-	2,207,260
CBS Corp., Class B (b)	-	50,600	-	50,600	-	491,326	-	491,326
Charles Schwab Corp. (The)	36,900	-	92,700	129,600	705,528	-	1,772,424	2,477,952
Chesapeake Energy Corp. (b)	62,900	-	156,600	219,500	1,381,913	-	3,440,502	4,822,415
Chevron Corp. (b)	39,000	87,200	95,000	221,200	2,909,400	6,505,120	7,087,000	16,501,520
Cisco Systems, Inc. (a)(b)	22,400	132,500	56,200	211,100	398,048	2,354,525	998,674	3,751,247
Citigroup, Inc. (b)	106,100	-	265,400	371,500	1,448,265	-	3,622,710	5,070,975
Coca-Cola Co. (The) (b)	-	52,000	-	52,000	-	2,291,120	-	2,291,120
Colgate-Palmolive Co.	13,500	-	33,900	47,400	847,260	-	2,127,564	2,974,824
Comcast Corp., Class A	81,200	-	204,000	285,200	1,279,712	-	3,215,040	4,494,752
ConocoPhillips (b)(c)	34,100	83,800	88,100	206,000	1,773,882	4,359,276	4,582,962	10,716,120
Consolidated Edison, Inc. (b)	-	84,700	-	84,700	-	3,669,204	-	3,669,204
Corning, Inc. (b)	-	43,300	-	43,300	-	468,939	-	468,939
Cummins, Inc. (c)	-	11,100	-	11,100	-	286,935	-	286,935
CVS Caremark Corp. (b)	13,300	-	103,900	117,200	407,645	-	3,184,535	3,592,180
Developers Diversified Realty Corp. (REIT)	-	109,300	-	109,300	-	1,439,481	-	1,439,481
Devon Energy Corp. (b)	-	10,500	-	10,500	-	849,030	-	849,030
Diamond Offshore Drilling, Inc. (b)	19,000	-	48,000	67,000	1,687,200	-	4,262,400	5,949,600
Dominion Resources, Inc.	-	15,800	-	15,800	-	573,224	-	573,224
Dow Chemical Co. (The) (b)	44,400	37,600	110,100	192,100	1,184,148	1,002,792	2,936,367	5,123,307
Duke Energy Corp.	-	44,300	-	44,300	-	725,634	-	725,634
Duke Realty Corp. (REIT)	-	52,900	-	52,900	-	746,419	-	746,419
E.I. du Pont de Nemours & Co. (b)	-	50,000	-	50,000	-	1,600,000	-	1,600,000
Eagle Bulk Shipping, Inc.	13,800	-	33,900	47,700	137,586	-	337,983	475,569
Eastman Kodak Co.	-	170,600	-	170,600	-	1,566,108	-	1,566,108
eBay, Inc. (a)(b)	-	149,900	-	149,900	-	2,288,973	-	2,288,973
Electronic Arts, Inc. (a)	-	63,800	-	63,800	-	1,453,364	-	1,453,364
Eli Lilly & Co.	-	43,300	-	43,300	-	1,464,406	-	1,464,406
Embarq Corp.	-	87,700	-	87,700	-	2,631,000	-	2,631,000
EMC Corp. (a)	-	71,000	-	71,000	-	836,380	-	836,380
Emerson Electric Co. (b)	-	54,000	-	54,000	-	1,767,420	-	1,767,420
EOG Resources, Inc. (b)	21,500	-	53,000	74,500	1,739,780	-	4,288,760	6,028,540
Exxon Mobil Corp. (b)	40,500	112,200	77,500	230,200	3,001,860	8,316,264	5,744,300	17,062,424

	Shares Held				Value
Common Stocks	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
First Solar, Inc. (a)(b)	-	7,800	-	7,800	$-	$1,120,860	$-	$1,120,860
FirstEnergy Corp.	-	10,700	-	10,700	-	558,112	-	558,112
Flowserve Corp.	-	19,700	-	19,700	-	1,121,324	-	1,121,324
FPL Group, Inc. (b)	35,400	-	87,900	123,300	1,672,296	-	4,152,396	5,824,692
Freeport-McMoRan Copper & Gold, Inc. (b)	23,000	39,000	56,400	118,400	669,300	1,134,900	1,641,240	3,445,440
Genentech, Inc. (a)	35,600	-	87,500	123,100	2,952,664	-	7,257,250	10,209,914
General Electric Co. (b)	59,000	350,800	144,000	553,800	1,151,090	6,844,108	2,809,440	10,804,638
Genzyme Corp. (a)	19,800	-	48,400	68,200	1,443,024	-	3,527,392	4,970,416
Gilead Sciences, Inc. (a)	-	26,600	-	26,600	-	1,219,610	-	1,219,610
Google, Inc., Class A (a)(b)	3,900	10,140	9,900	23,940	1,401,504	3,643,910	3,557,664	8,603,078
Greenhill & Co., Inc. (d)	17,300	-	42,500	59,800	1,141,281	-	2,803,725	3,945,006
H.J. Heinz Co. (b)	28,000	-	70,000	98,000	1,226,960	-	3,067,400	4,294,360
Halliburton Co.	22,200	-	57,500	79,700	439,338	-	1,137,925	1,577,263
Hewlett-Packard Co.	-	21,100	-	21,100	-	807,708	-	807,708
Home Depot, Inc.	-	137,100	-	137,100	-	3,234,189	-	3,234,189
Hudson City Bancorp, Inc.	17,600	-	43,500	61,100	331,056	-	818,235	1,149,291
Intel Corp. (b)	72,000	143,100	178,000	393,100	1,152,000	2,289,600	2,848,000	6,289,600
IntercontinentalExchange, Inc. (a)	9,000	-	22,400	31,400	770,040	-	1,916,544	2,686,584
International Business Machines Corp. (b)	21,300	8,700	52,700	82,700	1,980,261	808,839	4,899,519	7,688,619
International Paper Co.	-	23,300	-	23,300	-	401,226	-	401,226
Johnson & Johnson (b)	47,100	124,400	116,100	287,600	2,889,114	7,630,696	7,121,574	17,641,384
Joy Global, Inc. (b)	-	15,200	-	15,200	-	440,496	-	440,496
JPMorgan Chase & Co. (b)	30,200	121,000	74,600	225,800	1,245,750	4,991,250	3,077,250	9,314,250
Kellogg Co. (b)	28,100	-	70,500	98,600	1,416,802	-	3,554,610	4,971,412
KeyCorp	49,400	-	121,800	171,200	604,162	-	1,489,614	2,093,776
Kohl's Corp. (a)	24,600	-	60,500	85,100	864,198	-	2,125,365	2,989,563
Kraft Foods, Inc.	-	111,170	-	111,170	-	3,239,494	-	3,239,494
Lam Research Corp. (a)	-	21,800	-	21,800	-	487,448	-	487,448
Leggett & Platt, Inc. (c)	-	155,200	-	155,200	-	2,694,272	-	2,694,272
Lincoln National Corp.	-	15,700	-	15,700	-	270,668	-	270,668
Linear Technology Corp.	52,500	74,900	136,200	263,600	1,190,700	1,698,732	3,089,016	5,978,448
Masco Corp.	-	185,500	-	185,500	-	1,882,825	-	1,882,825
Massey Energy Co.	-	8,200	-	8,200	-	189,338	-	189,338
Mattel, Inc.	-	128,500	-	128,500	-	1,930,070	-	1,930,070
McDonald's Corp. (b)	34,000	78,400	86,000	198,400	1,969,620	4,541,712	4,981,980	11,493,312
Medco Health Solutions, Inc. (a)	28,300	20,400	71,200	119,900	1,073,985	774,180	2,702,040	4,550,205
Medtronic, Inc.	68,800	-	169,300	238,100	2,774,704	-	6,827,869	9,602,573
Merck & Co., Inc.	-	61,300	-	61,300	-	1,897,235	-	1,897,235
Microchip Technology, Inc.	-	102,600	-	102,600	-	2,527,038	-	2,527,038
Microsoft Corp. (b)	73,700	202,600	184,600	460,900	1,645,721	4,524,058	4,122,118	10,291,897
Molson Coors Brewing Co., Class B	27,500	-	68,000	95,500	1,027,400	-	2,540,480	3,567,880
Monsanto Co. (b)	-	23,300	-	23,300	-	2,073,234	-	2,073,234
Motorola, Inc.	70,000	118,100	180,000	368,100	375,900	634,197	966,600	1,976,697
NASDAQ OMX Group (The) (a)	29,500	-	72,700	102,200	957,570	-	2,359,842	3,317,412
National Oilwell Varco, Inc. (a)	-	12,300	-	12,300	-	367,647	-	367,647
New York Community Bancorp, Inc. (b)	-	238,100	-	238,100	-	3,728,646	-	3,728,646
Newmont Mining Corp.	34,000	-	86,000	120,000	895,560	-	2,265,240	3,160,800
Nike, Inc.	41,500	-	104,100	145,600	2,391,645	-	5,999,283	8,390,928
Norfolk Southern Corp.	35,600	-	88,000	123,600	2,133,864	-	5,274,720	7,408,584
Nucor Corp.	-	56,000	-	56,000	-	2,268,560	-	2,268,560
Occidental Petroleum Corp. (b)	69,200	-	173,800	243,000	3,843,368	-	9,652,852	13,496,220
Oracle Corp. (a)(b)	-	108,100	-	108,100	-	1,977,149	-	1,977,149
Peabody Energy Corp.	-	7,200	-	7,200	-	248,472	-	248,472
PepsiCo, Inc.	-	13,400	-	13,400	-	763,934	-	763,934
Pfizer, Inc. (c)	159,700	327,200	391,300	878,200	2,828,287	5,794,712	6,929,923	15,552,922
Pioneer Natural Resources Co.	39,400	-	96,800	136,200	1,096,502	-	2,693,944	3,790,446
Procter & Gamble Co. (b)	29,500	92,700	72,700	194,900	1,903,930	5,982,858	4,692,058	12,578,846
Progress Energy, Inc.	-	18,600	-	18,600	-	732,282	-	732,282
Public Service Enterprise Group, Inc.	26,200	-	67,800	94,000	737,530	-	1,908,570	2,646,100
Qualcomm, Inc. (b)	28,900	21,900	68,800	119,600	1,105,714	837,894	2,632,288	4,575,896
Regions Financial Corp.	51,100	-	125,900	177,000	566,699	-	1,396,231	1,962,930
Reynolds American, Inc. (c)	-	59,400	-	59,400	-	2,908,224	-	2,908,224
Salesforce.com, Inc. (a)	-	13,700	-	13,700	-	424,152	-	424,152
Sara Lee Corp.	-	69,400	-	69,400	-	775,892	-	775,892
Schlumberger Ltd.	-	29,200	-	29,200	-	1,508,180	-	1,508,180
Simon Property Group, Inc. (REIT)	5,300	-	13,200	18,500	355,259	-	884,796	1,240,055
Smith International, Inc. (b)	-	48,183	-	48,183	-	1,661,350	-	1,661,350
Southern Co.	-	124,100	-	124,100	-	4,261,594	-	4,261,594
Spectra Energy Corp. (b)	-	166,500	-	166,500	-	3,218,445	-	3,218,445
Sprint Nextel Corp.	-	146,100	-	146,100	-	457,293	-	457,293
SunTrust Banks, Inc.	-	24,400	-	24,400	-	979,416	-	979,416
SYSCO Corp. (b)	-	39,100	-	39,100	-	1,024,420	-	1,024,420
T. Rowe Price Group, Inc.	15,200	-	38,300	53,500	601,008	-	1,514,382	2,115,390
Target Corp.	25,600	-	62,800	88,400	1,027,072	-	2,519,536	3,546,608

	Shares Held				Value
Common Stocks	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Texas Instruments, Inc. (b)	-	25,500	-	25,500	$-	$498,780	$-	$498,780
Thermo Fisher Scientific, Inc. (a)	-	14,400	-	14,400	-	584,640	-	584,640
Torchmark Corp.	8,300	-	20,400	28,700	346,691	-	852,108	1,198,799
Transocean, Inc. (a)	-	6,607	-	6,607	-	543,954	-	543,954
Travelers Cos., Inc. (The) (b)	-	20,700	-	20,700	-	880,785	-	880,785
Tyco Electronics Ltd.	-	16,675	-	16,675	-	324,162	-	324,162
U.S. Bancorp (b)	32,900	147,100	82,200	262,200	980,749	4,385,051	2,450,382	7,816,182
UMB Financial Corp.	16,700	-	41,900	58,600	757,011	-	1,899,327	2,656,338
United Parcel Service, Inc., Class B (b)	-	48,400	-	48,400	-	2,554,552	-	2,554,552
Verizon Communications, Inc. (b)	-	80,500	-	80,500	-	2,388,435	-	2,388,435
VF Corp.	-	52,700	-	52,700	-	2,903,770	-	2,903,770
Wal-Mart Stores, Inc.	24,300	27,000	60,100	111,400	1,356,183	1,506,870	3,354,181	6,217,234
Walt Disney Co. (The)	53,300	-	133,800	187,100	1,380,470	-	3,465,420	4,845,890
Waste Management, Inc.	-	30,700	-	30,700	-	958,761	-	958,761
Wells Fargo & Co.	59,900	124,800	150,700	335,400	2,039,595	4,249,440	5,131,335	11,420,370
Weyerhauser Co.	23,300	51,800	57,300	132,400	890,526	1,979,796	2,190,006	5,060,328
Wyeth	-	27,000	-	27,000	-	868,860	-	868,860
Yahoo! Inc. (a)	-	7,900	-	7,900	-	101,278	-	101,278
Yum! Brands, Inc. (b)	43,000	-	109,000	152,000	1,247,430	-	3,162,090	4,409,520
					104,618,223	218,354,227	260,315,087	583,287,537
Total Common Stocks-89.4%					201,832,119	426,771,581	503,158,717	1,131,762,417

Exchange-Traded Funds
United States-4.5%
Financial Select Sector SPDR Fund	93,400	-	334,400	427,800	1,450,502	-	5,193,232	6,643,734
iShares Dow Jones Euro Stoxx Banks	78,700	-	104,800	183,500	1,848,661	-	2,461,749	4,310,410
iShares Dow Jones Stoxx 600 Banks	106,400	-	280,000	386,400	2,708,176	-	7,126,780	9,834,956
iShares Dow Jones U.S. Real Estate Index Fund	37,900	-	94,200	132,100	1,608,476	-	3,997,848	5,606,324
KBW Insurance	65,200	-	71,900	137,100	1,615,656	-	1,781,682	3,397,338
Lyxor Dow Jones Stoxx 600 Financial Services	30,700	-	30,500	61,200	885,874	-	880,103	1,765,977
Lyxor Dow Jones Stoxx 600 Insurance	25,500	-	-	25,500	422,839	-		422,839
PowerShares Dynamic Insurance Portfolio	-	-	52,900	52,900	-	-	697,222	697,222
SPDR Trust Series 1	73,000	-	180,000	253,000	7,068,590	-	17,429,400	24,497,990
					17,608,774	-	39,568,016	57,176,790
Total Long-Term Investments (Cost-$1,672,045,623)-93.9%					219,440,893	426,771,581	542,726,733	1,188,939,207

Short-Term Securities
Money Market Funds-3.4%	Beneficial Interest/Shares
BlackRock Liquidity Series, LLC, Money Market Series, 1.57% (e)(f)(g)	1,130,500	-	2,812,950	3,943,450	1,130,500	-	2,812,950	3,943,450
Fidelity Institutional Money Market Prime Portfolio, 2.44% (e)	3,384,302	35,550,390	823,521	39,758,213	3,384,302	35,550,390	823,521	39,758,213
					4,514,802	35,550,390	3,636,471	43,701,663

U.S. Government and Agency Discount Notes-2.8%	Principal Amount
Federal National Mortgage Association Discount Note, 2.08%, 11/04/08 (h)	$9,100,000	$-	$26,700,000	$35,800,000	9,098,430	-	26,695,394	35,793,824
Total Short-Term Securities (Cost-$79,495,487)-6.2%					13,613,232	35,550,390	30,331,865	79,495,487

	Contracts				Value
Options Purchased	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Call Options Purchased-0.0%
American Electric Power Co., Inc., strike price $45, expires 11/21/08	26,000	-	64,000	90,000	$460	$-	$1,133	$1,593
Archer Daniels Midland Co., strike price $45, expires 12/22/08	439	-	1,471	1,910	3,293	-	11,032	14,325
BHP Billiton Ltd. (ADR), strike price $95, expires 11/24/08	70	-	173	243	350	-	865	1,215
Citigroup, Inc., strike price $28.25, expires 11/03/08	145	-	352	497	-	-	-	-
CVS Caremark Corp., strike price $42.50, expires 11/24/08	340	-	-	340	2,550	-	-	2,550
Dime Community Bancshares, strike price $20, expires 11/07/08	70,000	-	-	70,000	553	-	-	553
EOG Resources, Inc., strike price $145, expires 11/21/08	7,000	-	18,000	25,000	155	-	400	555

	Contracts				Value
Options Purchased	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Financial Select Sector SPDR Fund, strike price $27, expires 12/22/08	238	-	754	992	$595	$-	$1,885	$2,480
Google, Inc., strike price $640, expires 12/22/08	10	-	25	35	150	-	375	525
Legal & General Group Plc, strike price 1.14 GBP, expires 11/04/08	745,200	-	-	745,200	12	-	-	12
Oriflame Cosmetics S.A., strike price 410 SEK, expires 11/07/08	18,476	-	44,118	62,594	-	-	-	-
Research In Motion Ltd., strike price $160, expires 12/22/08	55	-	150	205	220	-	600	820
TELUS Corp., strike price 48 CAD, expires 11/24/08	340	-	850	1,190	11,989	-	29,972	41,961
Ultra Petroleum Corp., strike price $115, expires 12/22/08	58	-	142	200	726	-	1,776	2,502
Yara International ASA, strike price 330 NOK, expires 11/04/08	14,500	-	83,400	97,900	-	-	-	-
Total Options Purchased (Cost-$832,233)-0.0%					21,053	-	48,038	69,091
Total Investments Before Options Written (Cost-$1,752,373,343*)-100.1%					233,075,178	462,321,971	573,106,636	1,268,503,785

	Contracts				Value
Options Written	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Call Options Written-(1.5)%
ACE Ltd., strike price $55, expires 11/24/08	(110)	-	(275)	(385)	$(61,050)	$-	$(152,625)	$(213,675)
Adidas AG, strike price 44 EUR, expires 12/19/08	(80)	-	(200)	(280)	(1,630)	-	(4,074)	(5,704)
Adidas AG, strike price 47.48 EUR, expires 11/04/08	(18,000)	-	(44,800)	(62,800)	-	-	(1)	(1)
AEM S.p.A., strike price 2.50 EUR, expires 11/04/08	(235,000)	-	(576,000)	(811,000)	(3)	-	(7)	(10)
Alcon, Inc., strike price $100, expires 11/24/08	(25)	-	(60)	(85)	(17,543)	-	(42,102)	(59,645)
Alcon, Inc., strike price $165, expires 11/24/08	(75)	-	(190)	(265)	(1,125)	-	(2,850)	(3,975)
Allstate Corp. (The), strike price $47.50, expires 01/19/09	(60)	-	(140)	(200)	(600)	-	(1,400)	(2,000)
Alstom S.A., strike price 82 EUR, expires 11/06/08	(13,000)	-	(32,000)	(45,000)	-	-	-	-
Altera Corp., strike price $23, expires 11/07/08	(75)	-	(175)	(250)	-	-	-	-
Altera Corp., strike price $23.41, expires 11/18/08	(32,100)	-	(80,400)	(112,500)	(3)	-	(8)	(11)
Altria Group, Inc., strike price $22.25, expires 11/21/08	(52,000)	-	(128,000)	(180,000)	(3,536)	-	(8,704)	(12,240)
Altria Group, Inc., strike price $22.50, expires 12/20/08	(195)	-	(485)	(680)	(5,948)	-	(14,793)	(20,741)
American Electric Power Co., Inc., strike price $45, expires 11/24/08	(130)	-	(320)	(450)	(1,300)	-	(3,200)	(4,500)
American Electric Power Co., Inc., strike price $47.50, expires 11/24/08	(130)	-	(320)	(450)	(1,300)	-	(3,200)	(4,500)
Amgen, Inc., strike price $65, expires 01/19/09	(200)	-	(500)	(700)	(57,400)	-	(143,500)	(200,900)
Amgen, Inc., strike price $65, expires 12/22/08	(165)	-	(385)	(550)	(32,340)	-	(75,460)	(107,800)
Aon Corp., strike price $47.75, expires 11/07/08	(120)	-	(240)	(360)	(56)	-	(113)	(169)
Aon Corp., strike price $51, expires 11/21/08	(10,000)	-	(26,000)	(36,000)	(189)	-	(491)	(680)
Apple, Inc., strike price $200, expires 01/19/09	(47)	-	(118)	(165)	(517)	-	(1,298)	(1,815)
ArcelorMittal, strike price $110, expires 12/22/08	(65)	-	-	(65)	(975)	-	-	(975)
ArcelorMittal, strike price $95, expires 12/20/08	(144)	-	(426)	(570)	(2,880)	-	(8,520)	(11,400)
Arch Capital Group Ltd., strike price $70, expires 12/22/08	(40)	-	(100)	(140)	(17,600)	-	(44,000)	(61,600)
Archer Daniels Midland Co., strike price $46, expires 11/03/08	(26,900)	-	(92,100)	(119,000)	-	-	(1)	(1)
ASM Pacific Technology Ltd., strike price 67.32 HKD, expires 11/05/08	(213,400)	-	-	(213,400)	-	-	-	-
Assicurazioni Generali S.p.A., strike price 22.04 EUR, expires 12/09/08	(5,000)	-	(10,000)	(15,000)	(2,768)	-	(5,537)	(8,305)
AstraZeneca Plc, strike price 24.50 GBP, expires 12/02/08	(16,200)	-	(39,000)	(55,200)	(49,610)	-	(119,432)	(169,042)
AvalonBay Communities, Inc. (REIT), strike price $105, expires 11/11/08	(30)	-	(74)	(104)	-	-	-	-
AvalonBay Communities, Inc. (REIT), strike price $110, expires 01/19/09	(15)	-	(35)	(50)	(1,050)	-	(2,450)	(3,500)
AXA S.A., strike price 26 EUR, expires 11/21/08	(100)	-	(230)	(330)	(1,020)	-	(2,345)	(3,365)
Banco Bradesco S.A. (ADR), strike price $15, expires 01/19/09	(30)	-	(70)	(100)	(3,675)	-	(8,575)	(12,250)
Banco Bradesco S.A. (ADR), strike price $22.50, expires 12/22/08	(70)	-	(180)	(250)	(350)	-	(900)	(1,250)
Banco Itau Holding Financeira S.A. (ADR), strike price $11, expires 11/10/08	(79)	-	(188)	(267)	(8,604)	-	(20,475)	(29,079)
Banco Itau Holding Financeira S.A. (ADR), strike price $22.50, expires 12/22/08	(70)	-	(180)	(250)	(700)	-	(1,800)	(2,500)

	Contracts				Value
Options Written	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Banco Santander S.A., strike price 12.41 EUR, expires 11/07/08	(30,000)	-	(74,000)	(104,000)	$-	$-	$(1)	$(1)
Bank of America Corp., strike price $37.50, expires 11/10/08	(7,600)	-	(19,000)	(26,600)	(3)	-	(8)	(11)
Bank of America Corp., strike price $40, expires 11/24/08	(170)	-	(430)	(600)	(425)	-	(1,075)	(1,500)
Barrick Gold Corp., strike price $51, expires 11/21/08	(25,000)	-	-	(25,000)	-	-	-	-
Barrick Gold Corp., strike price $52, expires 11/03/08	(250)	-	(150)	(400)	-	-	-	-
Baxter International, Inc., strike price $65, expires 11/22/08	(100)	-	(250)	(350)	(8,500)	-	(21,250)	(29,750)
Baxter International, Inc., strike price $67.50, expires 11/24/08	(100)	-	(250)	(350)	(3,500)	-	(8,750)	(12,250)
Baxter International, Inc., strike price $70, expires 11/24/08	(50)	-	(125)	(175)	(625)	-	(1,562)	(2,187)
BB&T Corp., strike price $35, expires 12/22/08	(160)	-	(385)	(545)	(61,600)	-	(148,225)	(209,825)
BB&T Corp., strike price $45, expires 11/24/08	(50)	-	(100)	(150)	(500)	-	(1,000)	(1,500)
BB&T Corp., strike price $45, expires 12/22/08	(100)	-	(260)	(360)	(2,750)	-	(7,150)	(9,900)
Becton Dickinson & Co., strike price $75, expires 12/22/08	(50)	-	(90)	(140)	(9,250)	-	(16,650)	(25,900)
Becton Dickinson & Co., strike price $85, expires 12/22/08	(145)	-	(355)	(500)	(3,988)	-	(9,763)	(13,751)
Becton Dickinson & Co., strike price $90.05, expires 11/21/08	(11,500)	-	(32,000)	(43,500)	(49)	-	(138)	(187)
Beiersdorf AG, strike price 43.04 EUR, expires 11/11/08	(8,500)	-	(21,200)	(29,700)	(10,277)	-	(25,633)	(35,910)
Belgacom S.A., strike price 27.24 EUR, expires 12/02/08	(15,000)	-	(35,000)	(50,000)	(18,520)	-	(43,212)	(61,732)
BHP Billiton Ltd. (ADR), strike price $47.18, expires 12/15/08	(1,750)	-	(4,250)	(6,000)	(2,263)	-	(5,496)	(7,759)
BNP Paribas, strike price 69 EUR, expires 11/07/08	(3,100)	-	(7,700)	(10,800)	(12)	-	(30)	(42)
Bombardier, Inc., Class B, strike price 9 CAD, expires 01/19/09	(750)	-	(1,950)	(2,700)	(4,045)	-	(10,516)	(14,561)
Bombardier, Inc., Class B, strike price 9 CAD, expires 11/23/08	(500)	-	(1,300)	(1,800)	(4,148)	-	(10,786)	(14,934)
Broadcom Corp., strike price $30, expires 11/24/08	(330)	-	(825)	(1,155)	(1,650)	-	(4,125)	(5,775)
Campbell Soup Co., strike price $40, expires 11/24/08	(322)	-	(790)	(1,112)	(15,295)	-	(37,525)	(52,820)
Canadian National Railway Co., strike price $51.59, expires 11/21/08	(17,000)	-	(43,000)	(60,000)	(1,639)	-	(4,145)	(5,784)
Canon, Inc., strike price 5,900 JPY, expires 11/05/08	(17,800)	-	(43,800)	(61,600)	-	-	-	-
CapitaLand Ltd., strike price 4.68 SGD, expires 11/12/08	-	-	(242,000)	(242,000)	-	-	(2)	(2)
Charles Schwab Corp. (The), strike price $25, expires 12/22/08	(55)	-	(145)	(200)	(1,375)	-	(3,625)	(5,000)
Charles Schwab Corp. (The), strike price $25.50, expires 11/10/08	(12,200)	-	(30,600)	(42,800)	(12)	-	(31)	(43)
Chesapeake Energy Corp., strike price $55.05, expires 12/19/08	(30,000)	-	(77,500)	(107,500)	(4,281)	-	(11,059)	(15,340)
Chesapeake Energy Corp., strike price $57, expires 11/03/08	(170)	-	(400)	(570)	-	-	-	-
Chevron Corp., strike price $80, expires 01/19/09	(100)	-	(250)	(350)	(52,000)	-	(130,000)	(182,000)
China Construction Bank Corp., strike price 7.11 HKD, expires 11/05/08	(1,128,000)	-	(2,777,000)	(3,905,000)	(2)	-	(4)	(6)
China Mobile Ltd., strike price 110.61 HKD, expires 11/05/08	(36,000)	-	-	(36,000)	-	-	-	-
China Mobile Ltd., strike price 144.82 HKD, expires 11/05/08	-	-	(200,000)	(200,000)	-	-	-	-
China Mobile Ltd., strike price 98.16 HKD, expires 11/05/08	(29,000)	-	(162,000)	(191,000)	-	-	-	-
Cia Energetica de Minas Gerais (ADR), strike price $25, expires 12/22/08	(160)	-	(400)	(560)	(5,600)	-	(14,000)	(19,600)
Cisco Systems, Inc., strike price $29.50, expires 11/07/08	(180)	-	(370)	(550)	-	-	-	-
Citigroup, Inc., strike price $21.50, expires 11/10/08	(19,300)	-	(48,300)	(67,600)	(17)	-	(43)	(60)
Citigroup, Inc., strike price $25, expires 01/19/09	(70)	-	(180)	(250)	(840)	-	(2,160)	(3,000)
Citigroup, Inc., strike price $25, expires 12/22/08	(320)	-	(780)	(1,100)	(1,920)	-	(4,680)	(6,600)
Citigroup, Inc., strike price $28.50, expires 11/03/08	(145)	-	(352)	(497)	-	-	-	-
Colgate-Palmolive Co., strike price $75, expires 11/24/08	(120)	-	(295)	(415)	(1,200)	-	(2,950)	(4,150)
Comcast Corp., Class A, strike price $22.50, expires 01/19/09	(420)	-	(1,080)	(1,500)	(6,300)	-	(16,200)	(22,500)
Compagnie Generale des Etablissements Michelin, Class B, strike price 50.09 EUR, expires 11/13/08	(13,800)	-	(34,800)	(48,600)	(5,091)	-	(12,838)	(17,929)
ConocoPhillips, strike price $60, expires 01/19/09	(80)	-	(220)	(300)	(25,800)	-	(70,950)	(96,750)
Covidien Ltd., strike price $55, expires 11/24/08	(135)	-	(340)	(475)	(1,350)	-	(3,400)	(4,750)

	Contracts				Value
Options Written	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
CVS Caremark Corp., strike price $44, expires 11/21/08	(34,000)	-	(86,000)	(120,000)	$(10)	$-	$(26)	$(36)
CVS Caremark Corp., strike price $45, expires 11/24/08	(65)	-	(160)	(225)	(325)	-	(800)	(1,125)
De La Rue Plc, strike price 8.90 GBP, expires 12/02/08	-	-	(50,000)	(50,000)	-	-	(32,628)	(32,628)
De La Rue Plc, strike price 8.90 GBP, expires 12/09/08	-	-	(50,000)	(50,000)	-	-	(36,071)	(36,071)
De La Rue Plc, strike price 9.69 GBP, expires 11/04/08	(111,000)	-	-	(111,000)	(2,773)	-	-	(2,773)
Diamond Offshore Drilling, Inc., strike price $141, expires 11/21/08	(10,000)	-	(27,000)	(37,000)	(24)	-	(65)	(89)
Dime Community Bancshares, strike price $20.52, expires 11/07/08	(70,000)	-	-	(70,000)	(224)	-	-	(224)
Dow Chemical Co. (The), strike price $25.80, expires 12/24/08	(22,000)	-	(55,000)	(77,000)	(60,564)	-	(151,410)	(211,974)
Dow Jones Euro Stoxx, strike price 2,650 EUR, expires 12/19/08	-	(275)	-	(275)	-	(577,802)	-	(577,802)
Dow Jones Euro Stoxx, strike price 2,850 EUR, expires 12/19/08	-	(1,085)	-	(1,085)	-	(1,111,150)	-	(1,111,150)
E.ON AG, strike price 40.82 EUR, expires 11/13/08	(8,000)	-	(20,000)	(28,000)	(8)	-	(21)	(29)
Eni S.p.A., strike price 22.37 EUR, expires 11/13/08	(55,000)	-	(140,000)	(195,000)	(8,038)	-	(20,460)	(28,498)
EOG Resources, Inc., strike price $150, expires 11/03/08	(95)	-	(240)	(335)	-	-	-	-
EOG Resources, Inc., strike price $95, expires 12/19/08	(10,000)	-	(37,000)	(47,000)	(34,922)	-	(129,211)	(164,133)
Esprit Holdings Ltd., strike price 107.07 HKD, expires 11/05/08	(47,200)	-	(122,300)	(169,500)	-	-	-	-
Esprit Holdings Ltd., strike price 99.10 HKD, expires 11/05/08	(18,000)	-	(47,000)	(65,000)	-	-	-	-
Exxon Mobil Corp., strike price $85, expires 12/22/08	(225)	-	(425)	(650)	(50,963)	-	(96,263)	(147,226)
Financial Select Sector SPDR Fund, strike price $26, expires 01/19/09	(750)	-	(2,300)	(3,050)	(3,000)	-	(9,200)	(12,200)
Financial Select Sector SPDR Fund, strike price $27.05, expires 11/21/08	(23,800)	-	(75,400)	(99,200)	(193)	-	(611)	(804)
Fomento Economico Mexicana SAB de CV, strike price $49, expires 11/07/08	(16,000)	-	(40,000)	(56,000)	-	-	-	-
Fomento Economico Mexicano SAB de CV, strike price $48, expires 11/03/08	(419)	-	(1,020)	(1,439)	-	-	(1)	(1)
Fortum Oyj, strike price 27.86 EUR, expires 11/04/08	(22,300)	-	(55,000)	(77,300)	-	-	(1)	(1)
Foster's Group Ltd., strike price 5.88 AUD, expires 11/05/08	(183,000)	-	(459,000)	(642,000)	(9,151)	-	(22,952)	(32,103)
FPL Group, Inc., strike price $70, expires 12/22/08	(95)	-	-	(95)	(475)	-	-	(475)
FPL Group, Inc., strike price $71, expires 11/21/08	(10,000)	-	(26,000)	(36,000)	(213)	-	(554)	(767)
Fred Olsen Energy ASA, strike price 334.40 NOK, expires 11/04/08	(4,000)	-	(8,000)	(12,000)	-	-	-	-
Fresenius Medical Care AG & Co. KGaA, strike price 35.50 EUR, expires 11/04/08	(20,000)	-	(50,000)	(70,000)	(16,064)	-	(40,161)	(56,225)
FTSE 100 Index, strike price 4,325 GBP, expires 12/19/08	-	(95)	-	(95)	-	(537,783)	-	(537,783)
FTSE 100 Index, strike price 4,775 GBP, expires 12/19/08	-	(360)	-	(360)	-	(809,663)	-	(809,663)
Gazprom OAO (ADR), strike price $64.68, expires 11/04/08	(16,500)	-	(40,800)	(57,300)	(12)	-	(29)	(41)
Genentech, Inc., strike price $95, expires 12/22/08	(200)	-	(480)	(680)	(31,500)	-	(75,600)	(107,100)
General Electric Co., strike price $21, expires 12/22/08	(325)	-	(800)	(1,125)	(35,263)	-	(86,800)	(122,063)
Genzyme Corp., strike price $75, expires 12/22/08	(85)	-	(215)	(300)	(33,150)	-	(83,850)	(117,000)
Google, Inc., strike price $440, expires 01/19/09	(10)	-	(25)	(35)	(8,550)	-	(21,375)	(29,925)
Google, Inc., strike price $600, expires 12/22/08	(10)	-	(25)	(35)	(150)	-	(375)	(525)
Google, Inc., strike price $650, expires 12/22/08	(10)	-	(25)	(35)	(100)	-	(250)	(350)
Greenhill & Co., Inc., strike price $70, expires 12/22/08	(85)	-	(234)	(319)	(27,200)	-	(74,880)	(102,080)
H.J. Heinz Co., strike price $50.05, expires 11/21/08	(10,000)	-	(25,000)	(35,000)	(1,582)	-	(3,955)	(5,537)
H.J. Heinz Co., strike price $52, expires 12/19/08	(18,000)	-	(45,000)	(63,000)	(7,414)	-	(18,536)	(25,950)
Halliburton Co., strike price $27.50, expires 01/19/09	-	-	(120)	(120)	-	-	(7,860)	(7,860)
Halliburton Co., strike price $52.29, expires 11/03/08	(12,000)	-	-	(12,000)	-	-	-	-
Hannover Rueckversicherung AG, strike price 34.22 EUR, expires 11/04/08	(9,400)	-	(52,800)	(62,200)	-	-	(1)	(1)
HSBC Holdings Plc, strike price 8.67 GBP, expires 11/07/08	(16,000)	-	(39,000)	(55,000)	(209)	-	(510)	(719)
HSBC Holdings Plc, strike price 8.85 GBP, expires 12/02/08	(11,000)	-	(27,000)	(38,000)	(1,878)	-	(4,610)	(6,488)
HSBC Holdings Plc, strike price 9.35 GBP, expires 11/07/08	(40,000)	-	(99,000)	(139,000)	(7)	-	(16)	(23)
Hudson City Bancorp, Inc., strike price $19, expires 11/03/08	(8,800)	-	(21,800)	(30,600)	(1,675)	-	(4,149)	(5,824)
Husky Energy, Inc., strike price 49 CAD, expires 11/20/08	(355)	-	(870)	(1,225)	(2,356)	-	(5,775)	(8,131)
Hyundai Motor Co., strike price 70,980 KRW, expires 11/12/08	(8,700)	-	(21,800)	(30,500)	(3,223)	-	(8,075)	(11,298)

	Contracts				Value
Options Written	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Industrial and Commercial Bank of China Asia Ltd., strike price 20.69 HKD, expires 12/03/08	(103,000)	-	(255,000)	(358,000)	$-	$-	$-	$-
Intel Corp., strike price $23, expires 11/21/08	(40,000)	-	(98,000)	(138,000)	(24)	-	(59)	(83)
IntercontinentalExchange, Inc., strike price $100, expires 12/22/08	(48)	-	(92)	(140)	(30,000)	-	(57,500)	(87,500)
IntercontinentalExchange, Inc., strike price $90, expires 11/24/08	(25)	-	(75)	(100)	(14,750)	-	(44,250)	(59,000)
International Business Machines Corp., strike price $135, expires 11/03/08	(25)	-	(50)	(75)	-	-	-	-
iShares Dow Jones Real Estate Index Fund, strike price $67, expires 11/03/08	(100)	-	(250)	(350)	-	-	-	-
Johnson & Johnson, strike price $68, expires 11/07/08	(100)	-	(250)	(350)	(115)	-	(287)	(402)
Johnson & Johnson, strike price $70, expires 11/28/08	(160)	-	(390)	(550)	(3,083)	-	(7,515)	(10,598)
JPMorgan Chase & Co., strike price $45, expires 12/22/08	(90)	-	(220)	(310)	(17,415)	-	(42,570)	(59,985)
JPMorgan Chase & Co., strike price $47.50, expires 12/22/08	(60)	-	(150)	(210)	(6,990)	-	(17,475)	(24,465)
Julius Baer Holding AG, strike price 67.50 CHF, expires 11/04/08	(4,800)	-	(12,000)	(16,800)	-	-	-	-
K+S AG, strike price 240 EUR, expires 12/19/08	(10)	-	(18)	(28)	(1,003)	-	(1,806)	(2,809)
K+S AG, strike price 260 EUR, expires 12/19/08	(56)	-	(144)	(200)	(21,983)	-	(56,529)	(78,512)
Kellogg Co., strike price $55, expires 12/22/08	(280)	-	(700)	(980)	(25,900)	-	(64,750)	(90,650)
Kerry Properties Ltd., strike price 61.46 HKD, expires 11/05/08	-	-	(350,000)	(350,000)	-	-	-	-
KeyCorp, strike price $11.25, expires 12/30/08	(270)	-	(670)	(940)	(63,936)	-	(158,656)	(222,592)
Kohl's Corp., strike price $50.29, expires 11/21/08	(13,500)	-	(33,500)	(47,000)	(216)	-	(536)	(752)
Konica Minolta Holdings, Inc., strike price 1,572.64 JPY, expires 11/12/08	(27,000)	-	(67,000)	(94,000)	-	-	-	-
Legal & General Group Plc, strike price 1.15 GBP, expires 11/04/08	(482,200)	-	(2,000,000)	(2,482,200)	(8)	-	(32)	(40)
Legal & General Group Plc, strike price 1.16 GBP, expires 11/04/08	(263,000)	-	-	(263,000)	(4)	-	-	(4)
Linde AG, strike price 87.97 EUR, expires 11/07/08	(8,700)	-	(22,100)	(30,800)	(26)	-	(65)	(91)
Linde AG, strike price 94 EUR, expires 11/23/08	(34)	-	(89)	(123)	(3,068)	-	(8,031)	(11,099)
Linear Technology Corp., strike price $32.50, expires 01/19/09	(85)	-	(225)	(310)	(1,063)	-	(2,813)	(3,876)
McDonald's Corp., strike price $61, expires 11/21/08	(17,000)	-	(43,000)	(60,000)	(20,405)	-	(51,613)	(72,018)
Medco Health Solutions, Inc., strike price $40, expires 01/19/09	(40)	-	(110)	(150)	(13,800)	-	(37,950)	(51,750)
Medco Health Solutions, Inc., strike price $50, expires 11/24/08	(115)	-	(285)	(400)	(1,150)	-	(2,850)	(4,000)
Medtronic, Inc., strike price $55, expires 01/19/09	(100)	-	(250)	(350)	(2,250)	-	(5,625)	(7,875)
Mizuho Financial Group, Inc., strike price 575,921.50 JPY, expires 11/05/08	(120)	-	(300)	(420)	-	-	-	-
Motorola, Inc., strike price $7.50, expires 01/19/09	(175)	-	(450)	(625)	(3,063)	-	(7,875)	(10,938)
NASDAQ OMX Group (The), strike price $30, expires 12/22/08	(150)	-	(370)	(520)	(78,750)	-	(194,250)	(273,000)
National Express Group Plc, strike price 9.08 GBP, expires 11/04/08	(25,000)	-	(50,000)	(75,000)	-	-	(1)	(1)
Nestle S.A., strike price 45 CHF, expires 11/04/08	(30,000)	-	(69,000)	(99,000)	(25,000)	-	(57,499)	(82,499)
Nestle S.A., strike price 52.40 CHF, expires 11/07/08	(37,000)	-	(85,000)	(122,000)	(99)	-	(227)	(326)
New World Development Co. Ltd., strike price 23.19 HKD, expires 11/05/08	(365,000)	-	(964,000)	(1,329,000)	(1)	-	(1)	(2)
Newmont Mining Corp., strike price $60, expires 12/22/08	(70)	-	(170)	(240)	(280)	-	(680)	(960)
Nike, Inc., strike price $65.50, expires 12/19/08	(10,000)	-	(25,000)	(35,000)	(15,888)	-	(39,720)	(55,608)
Nike, Inc., strike price $71, expires 11/21/08	(13,000)	-	(32,000)	(45,000)	(1,108)	-	(2,726)	(3,834)
Nikkei, strike price 10,500 JPY, expires 12/12/08	-	(220)	-	(220)	-	(463,405)	-	(463,405)
Nikkei, strike price 9,000 JPY, expires 12/12/08	-	(120)	-	(120)	-	(831,388)	-	(831,388)
Nintendo Co. Ltd., strike price 62,485.84 JPY, expires 11/05/08	(3,400)	-	(8,200)	(11,600)	-	-	-	-
Nintendo Co. Ltd., strike price 62,685 JPY, expires 11/05/08	(2,200)	-	(5,800)	(8,000)	-	-	-	-
Nordea Bank AB, strike price 104 SEK, expires 11/04/08	(15,000)	-	(37,000)	(52,000)	-	-	-	-
Norfolk Southern Corp., strike price $62.99, expires 11/03/08	(18,000)	-	(44,000)	(62,000)	(3,422)	-	(8,364)	(11,786)
Novartis AG (ADR), strike price $60, expires 11/21/08	(17,000)	-	(42,000)	(59,000)	(2,105)	-	(5,200)	(7,305)
Occidental Petroleum Corp., strike price $65, expires 01/19/09	(170)	-	(430)	(600)	(71,400)	-	(180,600)	(252,000)
Oriflame Cosmetics S.A., strike price 415.86 SEK, expires 11/07/08	(18,476)	-	(44,118)	(62,594)	-	-	-	-
Orkla ASA, strike price 68.99 NOK, expires 11/04/08	(118,500)	-	(192,000)	(310,500)	-	-	-	-

	Contracts				Value
Options Written	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Parmalat S.p.A., strike price 1.94 EUR, expires 11/11/08	(307,837)	-	(772,734)	(1,080,571)	$(4)	$-	$(10)	$(14)
Partner Communications (ADR), strike price $24.03, expires 11/21/08	(67,000)	-	(168,000)	(235,000)	(161)	-	(403)	(564)
Partner Communications (ADR), strike price $25, expires 11/24/08	(245)	-	(625)	(870)	(3,675)	-	(9,375)	(13,050)
Petroleo Brasileiro S.A. (ADR), strike price $55, expires 11/24/08	(90)	-	(280)	(370)	(450)	-	(1,400)	(1,850)
Pfizer, Inc., strike price $20, expires 01/19/09	(370)	-	(930)	(1,300)	(27,010)	-	(67,890)	(94,900)
Pfizer, Inc., strike price $20, expires 12/22/08	(500)	-	(1,200)	(1,700)	(21,250)	-	(51,000)	(72,250)
Philippine Long Distance Telephone Co. (ADR), strike price $65, expires 01/19/09	(165)	-	(405)	(570)	(8,250)	-	(20,250)	(28,500)
Pioneer Natural Resources Co., strike price $65, expires 12/22/08	(314)	-	(778)	(1,092)	(4,710)	-	(11,670)	(16,380)
Pioneer Natural Resources Co., strike price $75, expires 12/22/08	(80)	-	(190)	(270)	(800)	-	(1,900)	(2,700)
Potash Corp. of Saskatchewan, strike price $120, expires 01/19/09	(15)	-	(45)	(60)	(4,800)	-	(14,400)	(19,200)
PowerShares Dynamic Insurance Portfolio, strike price $16.94, expires 11/03/08	-	-	(26,000)	(26,000)	-	-	-	-
PPR, strike price 82.29 EUR, expires 11/04/08	(5,200)	-	(12,800)	(18,000)	-	-	-	-
Procter & Gamble Co., strike price $68.50, expires 11/21/08	(15,000)	-	(36,500)	(51,500)	(10,218)	-	(24,864)	(35,082)
Public Service Enterprise Group, Inc., strike price $45, expires 12/22/08	(105)	-	(275)	(380)	(788)	-	(2,063)	(2,851)
Qualcomm, Inc., strike price $48.75, expires 11/03/08	(144)	-	(358)	(502)	-	-	-	-
Qualcomm, Inc., strike price $52.50, expires 01/19/09	(145)	-	-	(145)	(4,858)	-	-	(4,858)
Qualcomm, Inc., strike price $57.50, expires 01/19/09	-	-	(330)	(330)	-	-	(3,465)	(3,465)
Regions Financial Corp., strike price $11.38, expires 12/30/08	(280)	-	(690)	(970)	(41,126)	-	(101,347)	(142,473)
Research In Motion Ltd., strike price $170, expires 12/22/08	(55)	-	(150)	(205)	(165)	-	(450)	(615)
Rio Tinto Plc (ADR), strike price $195, expires 12/22/08	(2)	-	(6)	(8)	(4,840)	-	(14,520)	(19,360)
Roche Holding AG, strike price 190 CHF, expires 12/09/08	(3,300)	-	(8,200)	(11,500)	(20,494)	-	(50,925)	(71,419)
Royal Bank of Canada, strike price 50 CAD, expires 01/19/09	(50)	-	(110)	(160)	(11,844)	-	(26,056)	(37,900)
S&P 500, ,strike price $965, expires 12/22/08	-	(590)	-	(590)	-	(4,277,500)	-	(4,277,500)
S&P 500, strike price $1,005, expires 12/22/08	-	(695)	-	(695)	-	(3,554,924)	-	(3,554,924)
S&P 500, strike price $1,070, expires 12/22/08	-	(400)	-	(400)	-	(994,000)	-	(994,000)
Samsung Electronics Co. Ltd., strike price 799,580.37 KRW, expires 11/05/08	(1,450)	-	(3,250)	(4,700)	-	-	-	-
Shizuoka Bank Ltd. (The), strike price 895.02 JPY, expires 01/06/09	(26,500)	-	(66,500)	(93,000)	(26,450)	-	(66,375)	(92,825)
Simon Property Group, Inc., strike price $95, expires 01/19/09	(26)	-	(66)	(92)	(3,900)	-	(9,900)	(13,800)
Sims Group Ltd., strike price 34 AUD, expires 11/05/08	(28,600)	-	(70,500)	(99,100)	-	-	-	-
Sims Group Ltd., strike price 41.57 AUD, expires 11/05/08	(34,900)	-	(86,000)	(120,900)	-	-	(1)	(1)
Singapore Airlines Ltd., strike price 17.16 SGD, expires 11/05/08	(55,000)	-	(138,000)	(193,000)	-	-	(1)	(1)
Singapore Telecommunications Ltd., strike price 3.97 SGD, expires 11/05/08	(414,000)	-	(1,100,000)	(1,514,000)	(3)	-	(7)	(10)
SPDR KBW Insurance, strike price $48, expires 12/22/08	(200)	-	(215)	(415)	(7,000)	-	(7,525)	(14,525)
SPDR KBW Insurance, strike price $49.86, expires 11/21/08	(13,000)	-	(14,500)	(27,500)	(1)	-	(1)	(2)
Sumitomo Corp., strike price 763.76 JPY, expires 01/06/09	(44,000)	-	(111,000)	(155,000)	(78,423)	-	(197,841)	(276,264)
Syngenta AG, strike price 334.41 CHF, expires 11/04/08	(5,800)	-	(15,200)	(21,000)	-	-	-	-
T. Rowe Price Group, Inc., strike price $60, expires 11/24/08	(30)	-	(70)	(100)	(300)	-	(700)	(1,000)
T. Rowe Price Group, Inc., strike price $62, expires 11/11/08	(5,000)	-	(12,500)	(17,500)	(20)	-	(49)	(69)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR), strike price $11, expires 11/14/08	(80,000)	-	(220,000)	(300,000)	(48)	-	(132)	(180)
Target Corp., strike price $62.50, expires 01/19/09	(100)	-	(250)	(350)	(6,850)	-	(17,125)	(23,975)
TELUS Corp., strike price 50 CAD, expires 11/24/08	(140)	-	(350)	(490)	(2,207)	-	(5,517)	(7,724)
TELUS Corp., strike price 52 CAD, expires 11/22/08	(200)	-	(500)	(700)	(1,825)	-	(4,563)	(6,388)
Torchmark Corp., strike price $65, expires 11/24/08	(40)	-	(100)	(140)	(3,000)	-	(7,500)	(10,500)
Total S.A., strike price 52.89 EUR, expires 11/04/08	(10,000)	-	(24,000)	(34,000)	(4)	-	(10)	(14)

	Contracts				Value
Options Written	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
Total S.A., strike price 58.29 EUR, expires 11/04/08	(5,000)	-	(16,000)	(21,000)	$-	$-	$-	$-
Toyota Motor Corp. (ADR), strike price $90, expires 01/19/09	(65)	-	(160)	(225)	(23,400)	-	(57,600)	(81,000)
U.S. Bancorp, strike price $30, expires 11/03/08	(56)	-	(144)	(200)	(2,752)	-	(7,076)	(9,828)
U.S. Bancorp, strike price $37.50, expires 12/22/08	(125)	-	(305)	(430)	(1,875)	-	(4,575)	(6,450)
Ultra Petroleum Corp., strike price $60, expires 01/19/09	(80)	-	(200)	(280)	(22,400)	-	(56,000)	(78,400)
UMB Financial Corp., strike price $56.50, expires 11/10/08	(5,400)	-	(13,600)	(19,000)	(1,725)	-	(4,345)	(6,070)
Unilever Plc, strike price 16.60 GBP, expires 11/11/08	(46,500)	-	(117,000)	(163,500)	(1,654)	-	(4,162)	(5,816)
United Overseas Bank Ltd., strike price 22.07 SGD, expires 11/05/08	(90,000)	-	(226,300)	(316,300)	(1)	-	(2)	(3)
Vivendi, strike price 24.98 EUR, expires 11/13/08	(22,700)	-	(57,000)	(79,700)	(4,554)	-	(11,436)	(15,990)
Vodafone Group Plc (ADR), strike price $35.25, expires 11/21/08	(28,000)	-	(72,000)	(100,000)	(8)	-	(22)	(30)
Wal-Mart Stores, Inc., strike price $60, expires 12/22/08	(120)	-	(300)	(420)	(24,540)	-	(61,350)	(85,890)
Wal-Mart Stores, Inc., strike price $65, expires 11/24/08	(120)	-	(300)	(420)	(2,760)	-	(6,900)	(9,660)
Walt Disney Co. (The), strike price $33.39, expires 11/21/08	(19,500)	-	(48,500)	(68,000)	(226)	-	(563)	(789)
Walt Disney Co. (The), strike price $35, expires 01/19/09	(100)	-	(260)	(360)	(2,250)	-	(5,850)	(8,100)
Wells Fargo & Co., strike price $30, expires 11/03/08	(145)	-	(355)	(500)	(59,288)	-	(145,152)	(204,440)
Wells Fargo & Co., strike price $40, expires 01/19/09	(90)	-	(240)	(330)	(12,825)	-	(34,200)	(47,025)
Wells Fargo & Co., strike price $40, expires 11/24/08	(100)	-	(250)	(350)	(2,250)	-	(5,625)	(7,875)
Weyerhauser Co., strike price $65, expires 01/19/09	(120)	-	(290)	(410)	(1,800)	-	(4,350)	(6,150)
Yara International ASA, strike price 332.72 NOK, expires 11/04/08	(57,500)	-	(188,400)	(245,900)	-	-	-	-
Yum! Brands, Inc., strike price $40.50, expires 11/07/08	(22,000)	-	(57,000)	(79,000)	-	-	(1)	(1)
Total Call Options Written					(1,757,902)	(13,157,615)	(4,420,423)	(19,335,940)

Put Options Written-(0.0)%
IntercontinentalExchange, Inc., strike price $70, expires 11/24/08	(70)	-	(170)	(240)	(19,775)	-	(48,026)	(67,801)
Target Corp., strike price $40, expires 11/24/08	(75)	-	(175)	(250)	(27,000)	-	(63,000)	(90,000)
Total Put Options Written					(46,775)	-	(111,026)	(157,801)
Total Options Written (Premium Received-$38,447,767)-(1.5)%					231,270,501	449,164,356	568,575,187	1,249,010,044
Total Investments Net of Options Written-98.6%					(1,804,677)	(13,157,615)	(4,531,449)	(19,493,741)
Other Assets in Excess of Liabilities (Liabilities in Excess of Other Assets)-1.4%					(3,435,93)	31,240,827	(8,214,716)	17,351,645 **
Net Assets-100.0%					$227,834,570	$480,405,183	$560,360,471	$1,266,361,689

* The cost and unrealized appreciation (depreciation) of investments, as of October 31, 2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 1,757,826,393
Gross unrealized appreciation	$ 11,380,084
Gross unrealized depreciation	(500,702,692)
Net unrealized depreciation	$ (489,322,608)

** Reflects pro forma adjustments to the Condensed Combined Statement of Assets and Liabilities.
(a) Non-income producing security.
(b) Security, or a portion thereof, pledged as collateral for outstanding options written.
(c) All or a portion of a security has been pledged as collateral in connection with open financial futures contracts.
(d) Security, or a portion of security, is on loan.
(e) Represents current yield as of report date.
(f) Investments in companies considered to be an affiliate of the Trusts, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 were as follows:

	Net Activity				Income
Affiliate	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)	BOE	BFD	BWC	Pro Forma Combined Fund (BFD and BWC into BOE)
BlackRock Liquidity Series, LLC Money Market Series	1,130,500	-	2,812,950	3,943,450	$ 51,605	$ -	$ 147,177	$ 198,782
(g) Security purchased with the cash proceeds from securities loans.
(h) Rate Shown is the yield to maturity as of the date of purchase.

• Foreign currency exchange contracts as of October 31, 2008 were as follows:
Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation
USD 43,798	JPY 4,256,000	11/04/08	$ 588
USD 110,298	JPY 10,718,000	11/04/08	1,481
USD 12,216	CHF 14,000	11/03/08	144
USD 29,668	CHF 34,000	11/03/08	349
Total			$ 2,562

•  Financial futures contracts purchased as of October 31, 2008 were as follows:
Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
363	Dow Jones Euro Stoxx	December 2008	$ 11,992,200	$ (1,745,365)
149	FTSE 100 Index	December 2008	$ 10,499,324	(1,248,842)
182	Nikkei	December 2008	$ 8,124,505	(2,188,608)
536	S&P 500	December 2008	$ 25,923,640	610,260
Total				$ (4,572,555)

*	Key to Abbreviations
	ADR	– American Depository Receipt
	AUD	– Australian Dollar
	CAD	– Canadian Dollar
	CHF	– Swiss Franc
	EUR	– Euro
	GBP	– British Pound
	HKD	– Hong Kong Dollar
	JPY	– Japanese Yen
	KRW	– South Korean Won
	NOK	– Norwegian Krane
	REIT	– Real Estate Investment Trust
	SEK	– Swedish Krona
	SGD	– Singapore Dollar
	SPDR	– Standard & Poor's Depository Receipt
	USD	– U.S. Dollar

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Global Opportunities Equity Trust (BOE)
BlackRock Global Equity Income Trust (BFD)
BlackRock World Investment Trust (BWC)
October 31, 2008 (Unaudited)

	BOE	BFD	BWC	Pro Forma Adjustments		Pro Forma Combined Fund (BFD and BWC into BOE)
Assets
Investments at value – unaffiliated*, **	$231,944,678	$462,321,971	$570,293,686	$–		$1,264,560,335
Investments at value – affiliated***	1,130,500	–	2,812,950	–		3,943,450
Cash	–	11,773	–	–		11,773
Foreign currency at value†	14,306	27,955,529	36,977	–		28,006,812
Investments sold receivable	151,889	627,868	352,705	–		1,132,462
Margin variation receivable	–	1,694,917	–	–		1,694,917
Unrealized appreciation on foreign currency exchange contracts	732	–	1,830	–		2,562
Dividends and interest receivable	530,173	2,021,296	1,377,295	–		3,928,764
Securities lending income receivable - affiliated	11,566	–	30,658	–		42,224
Other assets	62,025	132,465	162,082	–		356,572
	233,845,869	494,765,819	575,068,183	–		1,303,679,871

Liabilities
Collateral at value - securities loaned	1,130,500	–	2,812,950	–		3,943,450
Investments purchased payable	2,619,954	84,495	6,382,110	–		9,086,559
Options written at value††	1,804,677	13,157,615	4,531,449	–		19,493,741
Margin variation payable	–	246,967	–	–		246,967
Investment advisory fees payable	200,812	418,572	492,211	–		1,111,595
Income dividends payable	–	–	–	1,258,770	(1)	1,258,770
Reorganization fees payable	–	–	–	979,765	(2)	979,765
Officer's and Trustees' fees payable	17,107	30,412	47,612	–		95,131
Other accrued expenses payable	238,249	422,575	441,380	–		1,102,204
	6,011,299	14,360,636	14,707,712	2,238,535		37,318,182
Net Assets	$227,834,570	$480,405,183	$560,360,471	$(2,238,535)		$1,266,361,689

Net Assets Consist of
$0.001 par value	$12,634	$44,995	$52,163	$(39,491)	(3)	$70,301
Paid-in capital in excess of par	301,552,572	764,227,682	746,486,768	(979,765)	(2)	1,811,326,689
	–	–	–	39,491	(3)
Undistributed (distributions in excess of) net investment income	21,527	(14,254)	1,258,770	(1,258,770)	(1)	7,273
Accumulated net realized loss	(1,497,798)	(69,442,442)	(3,387,164)	–		(74,327,404)
Net unrealized appreciation/depreciation	(72,254,365)	(214,410,798)	(184,050,066)	–		(470,715,229)

Net Assets	$227,834,570	$480,405,183	$560,360,471	$(2,238,535)		$1,266,361,689

Net asset value †††	$18.03	$10.68	$10.74			$18.01

*Investments at cost – unaffiliated	$310,850,579	$667,387,045	$770,192,269			$1,748,429,893
**Securities on loan at value	$1,121,490	$–	$2,790,531			$3,912,021
***Investments at cost – affiliated	$1,130,500	$–	$2,812,950			$3,943,450
†Foreign currency at cost	$14,442	$29,113,835	$37,300			$29,165,577
††Premiums received	$8,453,687	$9,618,280	$20,375,800			$38,447,767
†††Shares Outstanding	12,634,026	44,995,192	52,162,868	(39,491,340)	(3)	70,300,746
_____________________
(1)	Reflects the distribution of undistributed net investment income of $1,258,770 attributable to BWC.
(2)	Reflects the charge for estimated reorganization expenses of $979,765 of which $251,824 was attributable to BOE, $342,824 was attributable to BFD and $385,117 was attributable to BWC, respectively.
(3)
Reflects the capitalization adjustments giving the effect of the transfer of shares of BOE which BFD and BWC shareholders will receive as if the Reorganization had taken place on October 31, 2008. The foregoing should not be relied upon to reflect the number of shares of BOE that actually will be received on or after such date.

Pro Forma Condensed Combined Statement of Operations for
BlackRock Global Opportunities Equity Trust (BOE)
BlackRock Global Equity Income Trust (BFD)
BlackRock World Investment Trust (BWC)
For the Year Ended October 31, 2008 (Unaudited)

	BOE	BFD	BWC	Pro Forma Adjustments		Pro Forma Combined Fund (BFD and BWC into BOE) (1)
Investment Income
Dividends	$8,751,778	$27,190,695	$21,349,768	$-		$57,292,241
Interest	767,629	1,179,432	1,882,122	-		3,829,183
Securities lending – affiliated	51,605	-	147,177	-		198,782
Foreign taxes withheld	(527,018)	(1,403,893)	(1,363,029)	-		(3,293,940)
Total income	9,043,994	26,966,234	22,016,038	-		58,026,266

Expenses
Investment advisory	3,304,776	7,151,577	8,194,636	-		18,650,989
Printing	63,817	157,954	165,111	(67,382)	(2)	319,500
Professional	95,298	147,099	152,943	(175,841)	(2)	219,499
Custodian	200,538	294,572	334,541	(390,443)	(2)	439,208
Officer and Trustees	23,496	93,109	95,488	(137,093)	(2)	75,000
Insurance	17,416	39,508	43,380	7,502	(2)	107,806
Transfer agent	13,754	10,843	14,489	(28,586)	(2)	10,500
Miscellaneous	1,699	18,958	14,434	2,984	(2)	38,075
Registration	43,819	16,382	14,530	(29,731)	(2)	45,000
Total Expenses	3,764,613	7,930,002	9,029,552	(818,590)		19,905,577
Less fees paid indirectly	(224)	(1,942)	(382)	-		(2,548)
Total expenses after fees paid indirectly	3,764,389	7,928,060	9,029,170	(818,590)		19,903,029
Net investment income	5,279,605	19,038,174	12,986,868	818,590		38,123,237

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,815,970	(97,682,952)	8,402,472	-		(85,464,510)
Foreign currency	(334,493)	(546,527)	(532,517)	-		(1,413,537)
Futures	-	(16,948,409)	-	-		(16,948,409)
Options written	20,373,804	45,937,146	49,684,859	-		115,995,809
	23,855,281	(69,240,742)	57,554,814	-		12,169,353

Net change in unrealized appreciation/depreciation on:
Investments	(170,715,701)	(256,289,182)	(429,377,536)	-		(856,382,419)
Foreign currency	(36,466)	(2,351,679)	(76,851)	-		(2,464,996)
Futures	-	(5,329,862)	-	-		(5,329,862)
Options written	15,656,508	(4,140,287)	48,562,174	-		60,078,395
	(155,095,659)	(268,111,010)	(380,892,213)	-		(804,098,882)
Total realized and unrealized loss	(131,240,378)	(337,351,752)	(323,337,399)	-		(791,929,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(125,960,773)	$(318,313,578)	$(310,350,531)	$818,590		$(753,806,292)
_____________________
(1)
This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $979,765 of which $251,824 was attributable to BOE, $342,824 was attributable to BFD and $385,117 was attributable to BWC, respectively.

(2)	Reflects the estimated savings as a result of the Reorganization through the consolidation of accounting, custody, audit, legal, printing and other services.

Notes to Pro Forma Condensed Combined Financial Statements
BlackRock Global Opportunities Equity Trust
(Unaudited)

NOTE 1—Basis of Combination:

The Board of Trustees (the "Board") of BlackRock Global Equity Income Trust ("BFD"), BlackRock World Investment Trust ("BWC" and, together with BFD, each a "Target Fund" and, collectively, the "Target Funds") and BlackRock Global Opportunities Equity Trust ("BOE" or the "Acquiring Fund" and, together with BFD and BWC, the "Fund" or the "Funds") at a meeting held on February 6, 2009 each approved the following: (a) a proposed tax-free reorganization in which BOE will acquire substantially all of the assets of BFD in exchange for shares of BOE and the assumption by BOE of substantially all of the liabilities of BFD (the "BFD Reorganization") and (b) a proposed tax-free reorganization in which BOE will acquire substantially all of the assets of BWC in exchange for shares of BOE and the assumption by BOE of substantially all of the liabilities of BWC (the "BWC Reorganization" and, together with the BFD Reorganization, each a "Reorganization" and, collectively, the "Reorganizations").  Pursuant to the Reorganizations, subject to separate approvals by the stockholders of BFD and BWC, BFD and BWC will transfer all of their assets, subject to their liabilities, to BOE, in exchange for a number of shares of BOE equal in value to the net assets of BFD and BWC (the "Exchange").  If the Exchange is consummated, shares of BOE then will be distributed to BFD and BWC shareholders on a pro rata basis in liquidation of BFD and BWC.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at October 31, 2008.  The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended October 31, 2008.  These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.  As of October 31, 2008, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of BOE.  The historical cost of investment securities will be carried forward to the surviving entity.  The fiscal year end for the Funds is October 31.  Following the Exchange, BOE will be the accounting survivor.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information.  Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on October 31, 2008.

If the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expenses or allocated among the Funds proportionately or on a pro-rata allocation as appropriate.  Expenses incurred in connection with the Reorganizations will be allocated in one of the following three allocation methodologies:  (1) certain expenses will be borne directly by the respective Fund incurring the expense (e.g. printing of the N-14, Fund’s financial statements, mailing, solicitation and tabulation costs); (2) certain expenses will be allocated among the Funds based upon a fee on the newly converted shares and then further allocated evenly based upon both the Target Funds and the Acquiring Fund (e.g. AMEX/NYSE Listing Fee and SEC Fee); (3) service fees will be allocated pro rata among the Funds based on relative net assets (e.g. legal, audit and transfer agent fees).  The estimated expenses of the Reorganization attributable to BFD, BWC and BOE are $342,824, $385,117 and $251,824, respectively.

NOTE 2—BOE, BFD and BWC Fund Valuation:

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Financial futures contracts traded on exchanges are valued at their last sale price. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Swap agreements are valued utilizing quotes received daily by the Trusts' pricing service or through brokers. Short-term securities are valued at amortized cost. The Trusts value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trusts are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

NOTE 3—Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of BOE that would have been issued at October 31, 2008 in connection with the proposed Reorganizations.  The number of shares assumed to be issued is equal to the net asset value of shares of BFD and BWC, as of October 31, 2008, divided by the net asset value per share of the shares of BOE as of October 31, 2008.  The pro forma number of shares outstanding for the combined fund consists of the following at October 31, 2008:

Total Outstanding BOE Shares Pre-Combination	Additional Shares Assumed Issued In BFD Reorganization	Additional Shares Assumed Issued In BWC Reorganization	Total Outstanding BOE Shares Post-Combination
12,634,026	26,650,157	31,016,563	70,300,746

NOTE 4—Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending October 31, 2008, as adjusted, giving effect to the Exchange reflects changes in expenses of BOE as if the Exchange was consummated on November 1, 2007.  Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

The Acquiring Fund and each Target Fund each has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Exchange is consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes.  In addition, the Target Funds will make any required income or capital gain distributions prior to consummation of this Exchange, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The Funds have capital loss carryforwards that, in the absence of the Reorganizations, would generally be available to offset their respective capital gains.  If, however, either or both of the Reorganizations were to occur, then the Acquiring Fund would undergo an “ownership change” for U.S. federal income tax purposes (because the Acquiring Fund is significantly smaller than either of the Target Funds) and, accordingly, the Acquiring Fund’s use of its own capital loss carryforwards (and certain “built-in-losses”) would be significantly limited by the operation of the tax loss limitation rules of the Code.  In addition, if both the Reorganizations were to occur, then each of the Target Funds would undergo an “ownership change” for U.S. federal income tax purposes (because each Target Fund is smaller than the combined Acquiring Fund and both Target Funds) and, accordingly, the Acquiring Fund’s use of each Target Fund’s capital loss carryforwards (and certain “built-in-losses”) would be significantly limited by the operation of the tax loss limitation rules of the Code.  For each Fund, the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change income to a specific “annual loss limitation amount” (generally the product of the fair market value of the stock of such fund (with certain adjustments)) immediately prior to the Reorganization and a rate established by the IRS (for example, the rate is 5.49% for January, 2009).  Subject to certain limitations, any unused portion of these losses may be available in subsequent years.  If only one of the two Reorganizations, and not both, were to occur, then the participating Target Fund’s capital loss carryforwards, which the Acquiring Fund would succeed to in the Reorganization, should not be limited solely by reason of the Reorganization (because each Target Fund is significantly larger than the Acquiring Fund).

The identified cost of investments for the Acquiring Fund and the Target Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

APPENDIX C

PROXY VOTING POLICIES

For the BlackRock-Advised Funds

October 31, 2008

Table of Contents

Page
Introduction	3
Proxy Voting Policies	3
Boards of Trustees	3
Independent Registered Public Accounting Firm	4
Compensation and Benefits	4
Capital Structure	4
Corporate Charter and By-Laws	4
Corporate Meetings	4
Investment Companies	4
Environmental and Social Issues	5
Reports to the Board	5

Introduction

The Trustees/Directors ("Trustees") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets.  The Trustees hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy.  The Trustees have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent.  Under the Investment Advisers Act of 1940 (the "Advisers Act"), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting.  BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests.1  When voting proxies for the Funds, BlackRock's primary objective is to make voting decisions solely in the best interests of the Funds' shareholders.  In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2  It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy.  BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds.  The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

Proxy Voting Policies

A.           Boards of Trustees

These proposals concern those issues submitted to shareholders relating to the composition of the board of trustees of companies other than investment companies.  As a general matter, the Funds believe that a company's board of trustees (rather than shareholders) is most likely to have access to important,

__________________________________
1
Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002)  (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

2
Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management.  The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate Trustees who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time.  In individual cases, consideration may be given to a Trustee nominee's history of representing shareholder interests as a Trustee of other companies, or other factors to the extent deemed relevant by the Committee.

B.           Independent Registered Public Accounting Firm

These proposals concern those issues submitted to shareholders related to the selection of the independent registered public accounting firm.   As a general matter, the Funds believe that the independent registered public accounting firm has a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management.  While the Funds anticipate that the Committee will generally defer to a corporation's choice of independent registered public accounting firm, in individual cases, consideration may be given to an independent registered public accounting firm's history of representing shareholder interests as independent registered public accounting firm of other companies, to the extent deemed relevant.

C.           Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits.  As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of trustees, rather than shareholders.  Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.           Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares.  As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.           Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills".  As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.           Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.   As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.           Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services.  As with other types of companies, the Funds believe that an investment company's board of trustees (rather than its shareholders) is best positioned to set fund policy and oversee management.  However, the Funds oppose granting Boards of Trustees authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.           Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns.  The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions "micro-managing" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the trustees on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX D

GENERAL CHARACTERISTICS AND RISKS
OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Acquiring Fund will engage in Strategic Transactions. The Acquiring Fund will engage in such activities in the Investment Adviser’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Acquiring Fund occur. The Acquiring Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

 Put and Call Options on Securities and Indices

The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on securities indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Acquiring Fund will experience a loss in the amount of the option premium plus any related commissions. When the Acquiring Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Acquiring Fund receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Acquiring Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

 The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

 Futures Contracts and Related Options

Characteristics.    The Acquiring Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Acquiring Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.    At the time a futures contract is purchased or sold, the Acquiring Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Acquiring Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Acquiring Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.    The Acquiring Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Acquiring Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Acquiring Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Acquiring Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Acquiring Fund’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Acquiring Fund’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC Options on securities, indices and futures contracts sold by the Acquiring Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Acquiring Fund does not hold the security or futures contract underlying the instrument, the Acquiring Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Acquiring Fund’s obligations with respect to such instruments.

Such amounts fluctuate as the obligations increase or decrease.    The earmarking requirement can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks.    With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Acquiring Fund’s position. The same is true for such instruments entered into for income or gain.

In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Acquiring Fund to successfully utilize Strategic Transactions will depend on the Investment Adviser’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Acquiring Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.    The Acquiring Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

PART C:  OTHER INFORMATION

ITEM 15.  Indemnification

Articles 5.1 and 5.2 of the Registrant's Agreement and Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

"5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such

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majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee."

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ITEM 16.  Exhibits

1)		Agreement and Declaration of Trust of the Registrant and amendments thereto (a)
2)		By-laws of the Registrant (b)
3)		Not applicable
4)		Form of Agreement and Plan of Reorganization (d)
5)	(a)	Portions of the Agreement and Declaration of Trust and By-laws of the Registrant defining the rights of holders of common shares of the Registrant (d)
	(b)	Form of specimen certificate for common shares of the Registrant (c)
6)		Investment Management Agreement between the Registrant and BlackRock Advisors, LLC (d)
7)		Not Applicable
8)		Not Applicable
9)	(a)	Custodian Agreement between the Registrant and The Bank of New York Mellon (c)
	(b)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon (c)
10)		Not Applicable
11)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Registrant (e)
12)		Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP (f)
13)	(a)	Stock Transfer Agency Agreement between the Registrant and The Bank of New York Mellon (c)
	(b)	Form of Fund Accounting Agreement between the Registrant and The Bank of New York Mellon (c)
14)		Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant (e)
15)		Not Applicable
16)		Power of Attorney (e)
17)		Proxy cards for the Funds (d)

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____________________
(a) Incorporated by reference as an Exhibit to our Form N-2 as filed with the Securities and Exchange Commission on March 14, 2005.

(b) Incorporated by reference as an Exhibit to our Form 8-K as filed with the Securities and Exchange Commission on October 7, 2008.

(c) Incorporated by reference as an Exhibit to our Form N-2 as filed with the Securities and Exchange Commission on May 25, 2005.

(d) Incorporated by reference to Registrant's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on February 10, 2009.

(e) Filed herewith.

(f) To be filed by further amendment.

ITEM 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on March 26, 2009.

BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST

            By:

         /s/ Donald C. Burke_______
            Donald C. Burke
            President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title
/s/ Donald C. Burke	President and Chief Executive Officer
Donald C. Burke	(Principal Executive Officer)

/s/ Neal J. Andrews	Chief Financial Officer
Neal J. Andrews	(Principal Financial Officer)

*	Trustee
G. Nicholas Beckwith, III

*	Trustee
Richard E. Cavanagh

*	Trustee
Kent Dixon

*	Trustee
Frank J. Fabozzi

*	Trustee
Kathleen F. Feldstein

*	Trustee
James T. Flynn

*	Trustee
Jerrold B. Harris

*	Trustee
R. Glenn Hubbard

*	Trustee
W. Carl Kester

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*	Trustee
Karen P. Robards

*	Trustee
Richard S. Davis

*	Trustee
Henry Gabbay

*By: /s/ Donald C. Burke
Donald C. Burke, Attorney-in-Fact
March 26, 2009

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SCHEDULE OF EXHIBITS TO FORM N-14
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST

Exhibit
---------

11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Registrant

14)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant

16)	Power of Attorney

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